Registration No. 333-17637
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------


                        POST-EFFECTIVE AMENDMENT NO. 1 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


       SEPARATE ACCOUNT FP
                of
     THE EQUITABLE LIFE ASSURANCE                 James M. Benson, President
     SOCIETY OF THE UNITED STATES        The Equitable Life Assurance Society of
        (Exact Name of Trust)                          the United States
     THE EQUITABLE LIFE ASSURANCE                1290 Avenue of the Americas
     SOCIETY OF THE UNITED STATES                  New York, New York 10104
      (Exact Name of Depositor)          (Name and Address of Agent for Service)
     1290 Avenue of the Americas
      New York, New York 10104
 (Address of Depositor's Principal
        Executive Offices)


                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:


      MARY P. BREEN, ESQ.                             with a copy to:
      Vice President and                            Thomas C. Lauerman
   Associate General Counsel               Freedman, Levy, Kroll & Simonds
  The Equitable Life Assurance          1050 Connecticut Avenue, N.W., Suite 825
  Society of the United States                    Washington, D.C. 20036
  1290 Avenue of the Americas
   New York, New York 10104


                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account FP

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 1997) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (                      ) pursuant to paragraph (a) of Rule 485

Pursuant to Rule 24f-2(a)(1) under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities under the Securities Act of 1933. The Registrant filed the 24f-2 Notice for the year ended December 31, 1996 on February 27, 1997.

                      THE EQUITABLE LIFE ASSURANCE SOCIETY
                              OF THE UNITED STATES

                        VARIABLE LIFE INSURANCE POLICIES
                       FUNDED THROUGH SEPARATE ACCOUNT FP


                                     SP-FLEX

                     PROSPECTUS SUPPLEMENT DATED MAY 1, 1997

This supplement updates certain information in the prospectus you received for your Equitable variable life insurance policy.* We also mailed to you other prospectus supplements dated May 1, 1996 and January 1, 1997. Capitalized terms used in this supplement have the same meanings as in the prospectus. You should keep this supplement with your prospectus and your May 1, 1996 and January 1, 1997 supplements. We will send you another copy of any prospectus or supplement, without charge, on written request.

EQUITABLE. The information under the heading "EQUITABLE" in your prospectus is updated as follows:

EQUITABLE. Equitable, a New York stock life insurance company, has been in business since 1859. We are a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French insurance holding company. As of December 31, 1996, AXA beneficially owned 63.8% of the outstanding shares of common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). Under its investment arrangements with Equitable and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA is the holding company for an international group of insurance and related financial services companies. Equitable, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996, including third party assets of approximately $184.8 billion. Equitable's home office is 1290 Avenue of the Americas, New York, New York 10104. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia. We maintain local offices throughout the United States. At December 31, 1996, we had approximately $114.6 billion face amount of variable life insurance in force, as compared to $103.9 billion at December 31, 1995. Prior to January 1, 1997, SP-FLEX policies were issued by Equitable's wholly owned subsidiary, Equitable Variable Life Insurance Company (Equitable Variable). Equitable Variable was merged into Equitable as of January 1, 1997.

INVESTMENT PORTFOLIOS. The names of The Hudson River Trust ("HRT") investment portfolios have been modified as follows, to include "Alliance" in their names:

FIXED INCOME SERIES:           EQUITY  SERIES:                 ASSET  ALLOCATION  SERIES:
--------------------           ---------------                 --------------------------
o  Alliance  Money Market      o  Alliance Growth & Income     o  Alliance  Conservative
o  Alliance  Intermediate      o  Alliance Equity Index           Investors
   Government Securities       o  Alliance Common Stock        o  Alliance Balanced
o  Alliance Quality Bond       o  Alliance Global              o  Alliance Growth Investors
o  Alliance High Yield         o  Alliance International
                               o  Alliance Aggressive Stock

PERFORMANCE INFORMATION. The performance information under the heading "HUDSON RIVER TRUST RATES OF RETURN" in the prospectus and any illustrations of policy values based on such information are deleted.






--------
*This  supplement   updates  certain   information   contained  in  the  SP-Flex
Prospectuses dated September 30 and August 24, 1987.

EVM-118                            Copyright 1997  The Equitable Life Assurance
                                                   Society of the United States.

DEDUCTIONS AND CHARGES

FROM THE TRUST. The information under the section "FROM THE TRUST" in your prospectus is revised as follows:

o The Separate Account Funds purchase Class IA shares of corresponding portfolios of the HRT at net asset value. That price reflects investment management fees, indirect expenses, such as brokerage commissions, and certain other operating expenses.

    The Hudson River Trust. Effective May 1, 1997, a new investment advisory agreement relating to each of the HRT portfolios was entered into between HRT and Alliance, HRT's Investment Adviser. The table below shows (i) the investment management fees paid by the HRT in 1996 and (ii) other expenses deducted from HRT assets in 1996, both restated to reflect the fees and other expenses that would have been paid by the portfolios if the present investment advisory agreement had been in effect as of January 1, 1996. These restated fees and expenses are based on average net assets for 1996. For actual investment management fees and other expenses paid by HRT in 1996, see the HRT prospectus. Investment management fees may increase or decrease based on the level of portfolio net assets. These fees are subject to maximum rates, as described in the attached HRT prospectus. Other HRT expenses are likely to fluctuate from year to year. Both investment management fees and other expenses are expressed in the table on the next page as an annual percentage of each portfolio's daily average net assets:

                                         1996 FEES AND EXPENSES RESTATED AS IF SUBJECT TO 1997 ADVISORY AGREEMENT
                                         --------------------------------------------------------------------------
                                              RESTATED 1996            RESTATED 1996             RESTATED 1996
HRT PORTFOLIO                                MANAGEMENT FEE           OTHER EXPENSES            TOTAL EXPENSES
-------------------------------------------------------------------------------------------------------------------
Alliance Money Market                              0.35%                     0.04%                    0.39%
Alliance Intermediate Govt.
  Securities                                       0.50%                     0.09%                    0.59%
Alliance Quality Bond                              0.53%                     0.05%                    0.58%
Alliance High Yield                                0.60%                     0.06%                    0.66%
Alliance Growth & Income                           0.55%                     0.05%                    0.60%
Alliance Equity Index                              0.33%                     0.05%                    0.38%
Alliance Common Stock                              0.38%                     0.03%                    0.41%
Alliance Global                                    0.65%                     0.08%                    0.73%
Alliance International                             0.90%                     0.18%                    1.08%
Alliance Aggressive Stock                          0.55%                     0.03%                    0.58%
Alliance Conservative Investors                    0.48%                     0.07%                    0.55%
Alliance Balanced                                  0.42%                     0.05%                    0.47%
Alliance Growth Investors                          0.53%                     0.06%                    0.59%
---------------------------------

INVESTMENT PERFORMANCE. Footnote 7 to the Separate Account FP financial statements included herein contains information about the net return for each Fund. The attached prospectus for The Hudson River Trust contains rates of return and other portfolio performance information of the HRT for various periods ended December 31, 1996. Remember, the changes in the Policy Account value of your policy depend not only on the performance of the portfolios, but also on the deductions and charges under your policy. To obtain the current unit values of the Separate Account Funds, call (212) 314-3310.

The values reported in footnote 7 for all Policies are computed using net rates of return for the corresponding portfolios of the HRT. The SP-Flex returns are net of charges for cost of insurance, administrative expense, and mortality and expense risks. The returns reported in footnote 7 for each of the other policy forms are reduced only by any mortality and expense risk charge deducted from Separate Account assets.

YOUR POLICY ACCOUNT VALUE

HOW WE DETERMINE THE UNIT VALUE. The description of "business day" and the unit values applicable to different types of transactions is revised as follows:

We determine unit values for the Funds at the end of each business day. Generally, a business day is any day the New York Stock Exchange is open for trading.

A transaction date is the day we perform automatic transactions, such as policy anniversary reports and monthly charge deductions, or process requested transactions, such as remittances, disbursements and transfers. If your request for a policy transaction is not accompanied by complete information or is directed to the wrong address, the transaction date will be the date we receive such complete information at our administrative office. If your request for a policy transaction reaches our administrative office on a non-business day, or after the New York Stock Exchange closes, the transaction date will be the next following business day.

The unit value that applies to a transaction will be the unit value calculated at the close of business on the transaction date. When an automatic transaction is scheduled on a non-business day, the unit value applied will be the unit value calculated for the next business day. The unit value for any business day is equal to the unit value for the preceding business day multiplied by the net investment factor for that Fund on that business day.

DISTRIBUTION.   Certain  of  the   information   presented   under  the  caption
"DISTRIBUTION" in your prospectus is revised as follows:

EQ Financial Consultants, Inc. (EQF) is the principal underwriter of the HRT and also a distributor of our variable life insurance policies and variable annuity contracts. EQF's principal business address is 1755 Broadway, New York, NY 10019. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (1934 Act) and is a member of the National Association of Securities Dealers, Inc. In 1995 and 1996, Equitable Variable paid EQF a fee of $325,380 annually for its services as distributor of its policies.

ILLUSTRATIONS OF POLICY BENEFITS. The tables under this caption in your prospectus have not been restated to reflect a new portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your Equitable agent.

MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.

LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.

FINANCIAL STATEMENTS. The financial statements of Separate Account FP and Equitable included in this prospectus supplement have been audited for the years ended December 31, 1996, 1995 and 1994 by the accounting firm of Price Waterhouse LLP, independent accountants, as stated in their reports. The financial statements of Separate Account FP and Equitable for the years ended December 31, 1996, 1995 and 1994 included in this prospectus supplement have been so included in reliance on the reports of Price Waterhouse LLP, given on the authority of such firm as experts in accounting and auditing.

The financial statements of Equitable contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the funds in the Separate Account. The financial statements of Separate Account FP include periods prior to the merger when Separate Account FP was part of Equitable Variable Life Insurance Company ("Equitable Variable"). As mentioned in a previously distributed supplement, Equitable Variable was merged with and into Equitable on January 1, 1997.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


INDEX TO FINANCIAL STATEMENTS


Report of Independent Accounts.....................................................................................      FSA-2
Financial Statements:
      Statements of Assets and Liabilities, December 31, 1996......................................................      FSA-3
      Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994................................      FSA-4
      Statements of Changes in Net Assets for the Years Ended December 31, 1996, 1995 and 1994.....................      FSA-8
      Notes to Financial Statements................................................................................     FSA-12


+ Formerly known as Equitable Variable Life Insurance Company Separate
  Account FP.


                                      FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account FP of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Money Market Fund, Intermediate Government Securities Fund, Quality Bond Fund, High Yield Fund, Growth & Income Fund, Equity Index Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund, Balanced Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account FP (formerly Equitable Variable Life Insurance Company Separate Account FP) at December 31, 1996 and the results of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1996 with the transfer agent, provide a resonable basis for the opinion expressed above. The rates of return information presented in note 7 for the year ended December 31, 1992, and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.






Price Waterhouse LLP
New York, New York
February 10, 1997

                                     FSA-2

EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996


                                             INTERMEDIATE
                                 MONEY        GOVERNMENT     QUALITY          HIGH        GROWTH &       EQUITY        COMMON
                                 MARKET       SECURITIES       BOND           YIELD        INCOME         INDEX         STOCK
                                  FUND           FUND          FUND           FUND          FUND          FUND           FUND
                               -----------  -------------  ------------   -------------  -----------   -----------   --------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 6)
   Cost:    $  242,546,651.. $242,570,674
                44,817,781..                 $44,676,302
               127,911,618..                               $125,949,796
                96,502,438..                                              $102,167,262
                32,957,253..                                                             $38,031,591
                73,126,833..                                                                           $94,575,057
             1,277,628,295..                                                                                         $1,572,061,192
               374,535,031..
                39,937,334..
               747,842,158..
               167,148,611..
               388,200,062..
               631,813,336..
Receivable for The Hudson
   River Trust shares sold..           --             --             --             --           --            --           967,531
Receivable for policy
   related transactions ....    8,940,540         77,313             --        105,241       122,406       188,428               --
                             ------------   ------------   ------------   ------------   -----------   -----------   --------------
Total Assets................  251,511,214     44,753,615    125,949,796    102,272,503    38,153,997    94,763,485    1,573,028,723
                             ------------   ------------   ------------   ------------   -----------   -----------   --------------
LIABILITIES
Payable for The Hudson
   River Trust shares
   purchased ...............    9,060,754         87,411         28,516        149,241       129,487       188,527               --
Payable for policy related
   transactions ............           --             --        173,197             --            --            --          983,555
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4) .............      577,366        538,792        533,770        733,423       558,057       337,447        1,267,289
                             ------------    -----------   ------------   ------------   -----------   -----------   --------------
Total Liabilities ..........    9,638,120        626,203        735,483        882,664       687,544       525,974        2,250,844
                             ------------    -----------   ------------   ------------   -----------   -----------   --------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS.......... $241,873,094    $44,127,412   $125,214,313   $101,389,839   $37,466,453   $94,237,511   $1,570,777,879
                             ============    ===========   ============   ============   ===========   ===========   ==============


                                                                                    ASSET ALLOCATION SERIES
                                                                           ------------------------------------------
                                                             AGGRESSIVE     CONSERVATIVE                   GROWTH
                                 GLOBAL       INTERNATIONAL    STOCK          INVESTORS     BALANCED      INVESTORS
                                  FUND            FUND         FUND             FUND          FUND          FUND
                              ------------    ------------- ------------   -------------- ------------   ------------
ASSETS
Investments in shares of
   The Hudson River
   Trust -- at market
   value (Notes 2 and 6)
   Cost:    $  242,546,651..
                44,817,781..
               127,911,618..
                96,502,438..
                32,957,253..
                73,126,833..
             1,277,628,295..
               374,535,031..  $433,153,085
                39,937,334..                  $41,795,127
               747,842,158..                                $794,459,393
               167,148,611..                                               $174,848,746
               388,200,062..                                                              $430,582,886
               631,813,336..                                                                             $698,964,029
Receivable for shares of
   The Hudson River Trust ...      802,100             --      3,729,663        114,675        142,333             --
Receivable for policy
   related transactions .....           --        159,777             --             --             --         41,689
                              ------------    -----------   ------------   ------------   ------------   ------------
Total Assets.................  433,955,185     41,954,904    798,189,056    174,963,421    430,725,219    699,005,718
                              ------------    -----------   ------------   ------------   ------------   ------------
LIABILITIES
Payable for The Hudson
   River Trust shares
   purchased ................           --        135,983             --             --             --        245,089
Payable for policy
   related transactions .....      577,736             --      3,989,373         97,966        399,398             --
Amount retained by
   Equitable Life
   in Separate Account
   FP (Note 4) ..............      600,145        242,714        600,552        526,975        631,766        521,008
                              ------------    -----------   ------------   ------------   ------------   ------------
Total Liabilities ...........    1,177,881        378,697      4,589,925        624,941      1,031,164        766,097
                              ------------    -----------   ------------   ------------   ------------   ------------
NET ASSETS ATTRIBUTABLE
   TO POLICYOWNERS........... $432,777,304    $41,576,207   $793,599,131   $174,338,480   $429,694,055   $698,239,621
                              ============    ===========   ============   ============   ============   ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                      INTERMEDIATE GOVERNMENT
                                                                  MONEY MARKET FUND                        SECURITIES FUND
                                                         ------------------------------------  -----------------------------------
                                                             1996        1995         1994        1996        1995         1994
                                                         ----------  -----------  -----------  ----------  ----------  -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ............ $9,126,793   $9,225,401   $5,368,883  $2,367,498   $2,010,283  $ 5,671,984

  Expenses (Note 3):
     Mortality and expense risk charges ...............  1,025,149      954,556      826,379     245,038      197,721      527,675
                                                        ----------  -----------  -----------  ----------   ----------  -----------

NET INVESTMENT INCOME .................................  8,101,644    8,270,845    4,542,504   2,122,460    1,812,562    5,144,309
                                                        ----------   ----------- -----------  ----------   ----------  -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ..............   (110,954)    (432,347)      95,530    (490,315)    (810,768) (10,163,976)
     Realized gain distribution from
        The Hudson River Trust ........................         --           --           --          --           --           --
                                                        ----------  -----------  -----------  ----------    ---------  -----------

NET REALIZED GAIN (LOSS) ..............................   (110,954)    (432,347)      95,530    (490,315)    (810,768) (10,163,976)

  Unrealized appreciation/(depreciation) on investments:
     Beginning of period ..............................     89,976       32,760      (14,267)    145,522   (2,736,863)  (1,617,237)
     End of period ....................................     24,023       89,976       32,760    (141,479)     145,522   (2,736,863)
                                                        ----------  -----------  -----------  ----------   ----------  -----------

  Change in unrealized appreciation/(depreciation)
     during the period ................................    (65,953)      57,216       47,027    (287,001)   2,882,385   (1,119,626)
                                                        ----------  -----------  -----------  ----------    ---------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ......................................   (176,907)    (375,131)     142,557    (777,316)   2,071,617  (11,283,602)
                                                        ----------  -----------  -----------  ----------    ---------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................... $7,924,737   $7,895,714   $4,685,061  $1,345,144   $3,884,179  $(6,139,293)
                                                        ==========  ===========  ===========  ==========   ==========  ===========



                                                                       QUALITY BOND FUND
                                                            -----------------------------------------
                                                                1996           1995           1994
                                                            -----------    -----------    -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ............      $8,972,983    $ 7,958,285    $ 8,123,722

  Expenses (Note 3):
     Mortality and expense risk charges ...............         869,312        767,627        689,178
                                                            -----------    -----------    -----------

NET INVESTMENT INCOME .................................       8,103,671      7,190,658      7,434,544
                                                            -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ..............      (1,130,915)      (632,666)      (410,697)
     Realized gain distribution from
        The Hudson River Trust ........................              --             --             --
                                                            -----------    -----------    -----------

NET REALIZED GAIN (LOSS) ...............................     (1,130,915)      (632,666)      (410,697)

  Unrealized appreciation/(depreciation) on investments:
     Beginning of period ..............................      (2,105,676)   (15,521,200)    (1,886,621)
     End of period ....................................      (1,961,822)    (2,105,676)   (15,521,200)
                                                            -----------    -----------    -----------

  Change in unrealized appreciation/(depreciation)
     during the period ................................         143,854     13,415,524    (13,634,579)
                                                            -----------    -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ......................................        (987,061)    12,782,858    (14,045,276)
                                                            -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .....................................     $ 7,116,610    $19,973,516    $(6,610,732)
                                                            ===========    ===========    ===========

See Notes to Financial Statements.

+ Formerly known as Separate Account FP of Equitable Variable Life Insurance Company.

                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                              HIGH YIELD FUND                       GROWTH & INCOME FUND
                                                 -----------------------------------------   ------------------------------------
                                                     1996          1995           1994          1996        1995         1994
                                                 ------------  ------------  -------------   ----------  -----------  -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ....   $ 8,696,039    $ 6,518,568    $ 4,578,946   $  525,200   $  380,677   $ 108,492

  Expenses (Note 3):
     Mortality and expense risk charges .......       518,429        371,369        305,522      155,175       69,716      19,204
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET INVESTMENT INCOME .........................     8,177,610      6,147,199      4,273,424      370,025      310,961      89,288
                                                  -----------    -----------    -----------   ----------   ----------   ---------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ......       939,559       (179,454)      (328,199)       5,198        2,791     (11,709)
     Realized gain distribution from
        The Hudson River Trust ................     6,119,053             --             --    1,943,415           --          --
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET REALIZED GAIN (LOSS) ......................     7,058,612       (179,454)      (328,199)   1,948,613        2,791     (11,709)

  Unrealized appreciation/(depreciation) on
  investments:
     Beginning of period ......................     3,823,981       (873,103)     4,734,999    2,123,346     (141,585)       (904)
     End of period ............................     5,664,824      3,823,981       (873,103)   5,074,338    2,123,346    (141,585)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

  Change in unrealized appreciation/
     (depreciation) during the period .........     1,840,843      4,697,084     (5,608,102)   2,950,992    2,264,931    (140,681)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ..............................     8,899,455      4,517,630     (5,936,301)   4,899,605    2,267,722    (152,390)
                                                  -----------    -----------    -----------   ----------   ----------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ............................   $17,077,065    $10,664,829    $(1,662,877)  $5,269,630   $2,578,683   $ (63,102)
                                                  ===========    ===========    ===========   ==========   ==========   =========



                                                               EQUITY INDEX FUND
                                                   ------------------------------------------
                                                      1996            1995           1994*
                                                   -----------    ------------    ----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
     Dividends from The Hudson River Trust ....    $ 1,751,848     $   964,775     $596,180

  Expenses (Note 3):
     Mortality and expense risk charges .......        605,961         289,199      152,789
                                                   -----------     -----------     --------

NET INVESTMENT INCOME ..........................     1,145,887         675,576      443,391
                                                   -----------     -----------     --------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
     Realized gain (loss) on investments ......      8,013,073           3,060       (6,949)
     Realized gain distribution from
        The Hudson River Trust ................      3,889,944         536,890      134,154
                                                   -----------     -----------     --------

NET REALIZED GAIN (LOSS) ......................     11,903,017         539,950      127,205

  Unrealized appreciation/(depreciation) on
  investments:
     Beginning of period ......................     12,451,765        (399,286)          --
     End of period ............................     21,448,224      12,451,765     (399,286)
                                                   -----------     -----------     --------

  Change in unrealized appreciation/
     (depreciation) during the period .........      8,996,459      12,851,051     (399,286)
                                                   -----------     -----------     --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS ..............................     20,899,476      13,391,001     (272,081)
                                                   ------------    -----------     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS .............................    $22,045,363     $14,066,577     $171,310
                                                   ===========     ===========     ========

See Notes to Financial Statements.

* Commencement of Operations on October 1, 1994.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                            COMMON STOCK FUND                      GLOBAL STOCK FUND
                                             -------------------------------------------  ---------------------------------------
                                                   1996           1995         1994           1996         1995           1994
                                             --------------   ------------  ------------  ------------ ------------   -----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The
    Hudson River Trust.....................  $ 11,773,551   $ 14,259,262  $ 11,755,355    $ 7,019,392   $ 5,152,442   $2,768,605

  Expenses (Note 3):
    Mortality and expense
      risk charges.........................     8,267,795      6,050,368     4,741,008      2,314,066     1,743,898    1,211,620
                                             ------------   ------------   -----------    -----------   -----------   ----------

NET INVESTMENT INCOME......................     3,505,756      8,208,894     7,014,347      4,705,326     3,408,544    1,556,985
                                             ------------   ------------   -----------    -----------   -----------   ----------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  (Note 2):
    Realized gain (loss)
    on investments.........................    30,128,838     16,793,683       292,144      4,971,547     3,049,444    3,347,704
    Realized gain distribution
    from The Hudson
    River Trust............................   157,423,606     63,838,178    43,936,280     18,802,992     9,214,950    4,821,242
                                             ------------   ------------   -----------    -----------   -----------   ----------

NET REALIZED GAIN (LOSS)...................   187,552,444     80,631,861    44,228,424     23,774,539    12,264,394    8,168,946

  Unrealized appreciation/
  (depreciation) on investments:
    Beginning of period....................   181,824,279     (2,048,649)   71,350,568     36,525,596     3,130,280    7,062,877
    End of period..........................   294,432,897    181,824,279    (2,048,649)    58,618,054    36,525,596    3,130,280
                                             ------------   ------------   -----------    -----------   -----------   ----------

  Change in unrealized
    appreciation/(depreciation)
    during the period......................   112,608,618    183,872,928   (73,399,217)    22,092,458    33,395,316   (3,932,597)
                                             ------------    -----------  ------------    -----------   -----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...........................   300,161,062    264,504,789   (29,170,793)    45,866,997    45,659,710    4,236,349
                                             ------------   ------------  ------------    -----------   -----------   ----------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS..........................  $303,666,818   $272,713,683  $(22,156,446)   $50,572,323   $49,068,254   $5,793,334
                                             ============   ============  ============    ===========   ===========   ==========


                                                   INTERNATIONAL FUND                   AGGRESSIVE STOCK FUND
                                               ---------------------------     -----------------------------------------
                                                  1996            1995*          1996           1995            1994
                                               -----------    ------------     -----------   ------------     ----------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The
    Hudson River Trust.....................    $  575,524      $195,500    $  1,661,263    $  1,268,689     $    400,102

  Expenses (Note 3):
    Mortality and expense
      risk charges.........................       164,149        36,471       4,086,388       2,702,978        1,944,639
                                               ----------      --------    ------------    ------------     ------------

NET INVESTMENT INCOME......................       411,375       159,029      (2,425,125)     (1,434,289)      (1,544,537)
                                               ----------      --------    ------------    ------------     ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  (Note 2):
    Realized gain (loss)
    on investments.........................       (28,490)         (790)     30,549,608      11,560,966       (6,075,250)
    Realized gain distribution
    from The Hudson
    River Trust............................       737,771        51,741     133,080,595      61,903,470               --
                                               ----------      --------    ------------    ------------     ------------

NET REALIZED GAIN (LOSS)...................       709,281        50,951     163,630,203      73,464,436       (6,075,250)

  Unrealized appreciation
  (depreciation) on investments:
    Beginning of period....................       667,906            --      80,271,118      30,761,318       35,185,988
    End of period..........................     1,857,793       667,906      46,617,235      80,271,118       30,761,318
                                               ----------      --------    ------------    ------------     ------------

  Change in unrealized
    appreciation (depreciation)
    during the period......................     1,189,887       667,906     (33,653,883)     49,509,800       (4,424,670)
                                               ----------      --------    ------------    ------------     ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS...........................     1,899,168       718,857     129,976,320     122,974,236      (10,499,920)
                                               ----------      --------    ------------    ------------     ------------

NET INCREASE (DECREASE)
  IN NET ASSETS RESULTING
  FROM OPERATIONS..........................    $2,310,543      $877,886    $127,551,195    $121,539,947     $(12,044,457)
                                               ==========      ========    ============    ============     ============

See Notes to Financial Statements.

* Commencement of Operations on April 3, 1995.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                      FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,


                                                                            ASSET ALLOCATION SERIES
                                                -----------------------------------------------------------------------------------
                                                      CONSERVATIVE INVESTORS FUND                      BALANCED FUND
                                                ---------------------------------------   -----------------------------------------
                                                    1996         1995          1994          1996          1995           1994
                                                -----------  -----------  -------------   -----------   -----------   -------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust....    $ 7,737,745  $ 8,169,109    $ 6,205,574   $13,094,730   $12,276,328   $ 10,557,487

  Expenses (Note 3):
    Mortality and expense risk charges.......      1,046,858      921,294        750,164     2,490,188     2,237,982      2,103,510
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET INVESTMENT INCOME........................      6,690,887    7,247,815      5,455,410    10,604,542    10,038,346      8,453,977
                                                 -----------  -----------    -----------   -----------   -----------   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments......       (752,434)    (378,551)      (421,502)     (873,535)   (2,466,524)       858,164
    Realized gain distribution from
      The Hudson River Trust.................      4,429,977    1,068,272             --    34,113,772    10,894,130             --
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET REALIZED GAIN (LOSS).....................      3,677,543      689,721       (421,502)   33,240,237     8,427,606        858,164

  Unrealized appreciation/(depreciation)
  on investments:
    Beginning of period......................     10,362,120   (8,767,697)     1,915,037    43,097,187    (2,878,875)    37,960,661
    End of period............................      7,700,135   10,362,120     (8,767,697)   42,382,824    43,097,187     (2,878,875)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

  Change in unrealized appreciation/
  (depreciation) during the period...........     (2,661,985)  19,129,817    (10,682,734)     (714,363)   45,976,062    (40,839,536)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.............................      1,015,558   19,819,538    (11,104,236)   32,525,874    54,403,668    (39,981,372)
                                                 -----------  -----------    -----------   -----------   -----------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    $ 7,706,445  $27,067,353    $(5,648,826)  $43,130,416   $64,442,014   $(31,527,395)
                                                 ===========  ===========    ===========   ===========   ===========   ============




                                                      ASSET ALLOCATION SERIES
                                              ----------------------------------------
                                                       GROWTH INVESTORS FUND
                                              ----------------------------------------
                                                 1996           1995          1994
                                              -----------   ------------  ------------
INCOME AND EXPENSES:
  Investment Income (Note 2):
    Dividends from The Hudson River Trust.... $15,504,412   $ 15,855,901  $ 10,663,204

  Expenses (Note 3):
    Mortality and expense risk charges.......   3,746,683      2,796,354     1,995,747
                                              -----------   ------------  ------------

NET INVESTMENT INCOME........................  11,757,729     13,059,547     8,667,457
                                              -----------   ------------  ------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS (Note 2):
    Realized gain (loss) on investments......   1,799,247      1,752,185       241,591
    Realized gain distribution from
      The Hudson River Trust.................  73,474,967      7,421,853            --
                                              -----------   ------------  ------------

NET REALIZED GAIN (LOSS).....................  75,274,214      9,174,038       241,591

  Unrealized appreciation/(depreciation)
  on investments:
    Beginning of period......................  81,785,873       (770,693)   20,567,604
    End of period............................  67,150,693     81,785,873      (770,693)
                                              -----------   ------------  ------------

  Change in unrealized appreciation/
  (depreciation) during the period........... (14,635,180)    82,556,566   (21,338,297)
                                              -----------   ------------  ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS.............................  60,639,034     91,730,604   (21,096,706)
                                              -----------   ------------  ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS.................. $72,396,763   $104,790,151  $(12,429,249)
                                              ===========   ============  ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                      FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                        MONEY MARKET FUND                INTERMEDIATE GOVERNMENT SECURITIES FUND
                                          --------------------------------------------  ------------------------------------------
                                               1996           1995           1994          1996            1995          1994
                                          -------------  -------------  --------------  ------------   ------------  -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...............    $  8,101,644   $  8,270,845   $  4,542,504    $ 2,122,460    $ 1,812,562   $  5,144,309
  Net realized gain (loss) ............        (110,954)      (432,347)        95,530       (490,315)      (810,768)   (10,163,976)
  Change in unrealized appreciation/
   (depreciation) on investments ......         (65,953)        57,216         47,027       (287,001)     2,882,385     (1,119,626)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  Net increase (decrease)in net assets
    from operations ...................       7,924,737      7,895,714      4,685,061      1,345,144      3,884,179     (6,139,293)
                                           ------------   ------------   ------------    -----------    -----------   ------------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...............     101,890,108     96,773,056     82,536,703     10,397,104     11,016,347     18,915,140
  Benefits and other policy related
    transactions (Note 3) .............     (38,404,209)   (39,770,849)   (32,432,771)    (7,387,385)    (6,286,070)    (5,813,181)
  Net transfers among funds ...........     (36,607,946)     4,776,165    (25,466,044)     2,645,675        953,149   (125,116,319)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  Net increase (decrease)in net assets
    from policy related transactions ..      26,877,953     61,778,372     24,637,888      5,655,394      5,683,426   (112,014,360)
                                           ------------   ------------   ------------    -----------    -----------   ------------

  NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ......         (63,127)       (36,640)       (24,067)       (22,170)       (72,636)        15,335
                                           ------------   ------------   ------------    -----------    -----------   ------------

  INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS.......      34,739,563     69,637,446     29,298,882      6,978,368      9,494,969   (118,138,318)
  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF PERIOD .     207,133,531    137,496,085    108,197,203     37,149,044     27,654,075    145,792,393
                                           ------------   ------------   ------------    -----------    -----------   ------------

  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .......    $241,873,094   $207,133,531   $137,496,085    $44,127,412    $37,149,044   $ 27,654,075
                                           ============   ============   ============    ===========    ===========   ============



                                                         QUALITY BOND FUND
                                          -----------------------------------------------
                                              1996              1995            1994
                                          -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...............  $  8,103,671     $  7,190,658     $  7,434,544
  Net realized gain (loss) ............    (1,130,915)        (632,666)        (410,697)
  Change in unrealized appreciation/
   (depreciation) on investments ......       143,854       13,415,524      (13,634,579)
                                         ------------     ------------     ------------


  Net increase (decrease) in net assets
    from operations ...................     7,116,610       19,973,516       (6,610,732)
                                         ------------     ------------     ------------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...............     5,753,712        2,516,135          850,240
  Benefits and other policy related
    transactions (Note 3) .............   (32,021,058)      (3,189,044)      (2,891,278)
  Net transfers among funds ...........     6,117,471        2,462,969       25,765,197
                                         ------------     ------------     ------------

  Net increase (decrease) in net assets
    from policy related transactions ..   (20,149,875)       1,790,060       23,724,159
                                         ------------     ------------     ------------

  NET (INCREASE) DECREASE IN AMOUNT
    RETAINED BY EQUITABLE LIFE IN
    SEPARATE ACCOUNT FP (Note 4) ......       (39,868)        (712,602)         255,654
                                         ------------     ------------     ------------

  INCREASE (DECREASE) IN NET ASSETS
    ATTRIBUTABLE TO POLICYOWNERS.......   (13,073,133)      21,050,974       17,369,081
  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, BEGINNING OF PERIOD .   138,287,446      117,236,472       99,867,391
                                         ------------     ------------     ------------

  NET ASSETS ATTRIBUTABLE TO
    POLICYOWNERS, END OF PERIOD .......  $125,214,313     $138,287,446     $117,236,472
                                         ============     ============     ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-8

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                          HIGH YIELD FUND                         GROWTH & INCOME FUND
                                           -------------------------------------------   -----------------------------------------
                                               1996             1995          1994           1996          1995           1994
                                           -------------   ------------   ------------   ------------  ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income .................   $  8,177,610    $ 6,147,199    $ 4,273,424    $   370,025   $   310,961    $   89,288
  Net realized gain (loss) ..............      7,058,612       (179,454)      (328,199)     1,948,613         2,791       (11,709)
  Change in unrealized appreciation/
    (depreciation) on investments .......      1,840,843      4,697,084     (5,608,102)     2,950,992     2,264,931      (140,681)
                                            ------------    -----------    -----------    -----------   -----------    -----------


  Net increase (decrease)in net assets
    from operations......................     17,077,065     10,664,829     (1,662,877)     5,269,630     2,578,683       (63,102)
                                            ------------    -----------    -----------    -----------   -----------    ----------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) .................     19,454,716     15,333,474     14,287,345     11,382,745     6,464,035     2,953,965
  Benefits and other policy
    related transactions (Note 3) .......    (16,165,764)    (8,211,013)    (7,162,537)    (2,909,569)   (1,385,132)     (481,430)
  Net transfers among funds .............      9,301,980      4,789,450    (11,048,174)     5,211,758     5,274,221     3,033,230
                                            ------------    -----------    -----------    -----------   -----------    ----------

  Net increase (decrease) in net assets
    from policy related transactions ....     12,590,932     11,911,911     (3,923,366)    13,684,934    10,353,124     5,505,765
                                            ------------    -----------    -----------    -----------   -----------    ----------

NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP (Note 4) ..........       (209,120)      (100,679)        16,028       (106,424)     (221,877)        6,113
                                            ------------    -----------    -----------    -----------   -----------    ----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ..........     29,458,877     22,476,061     (5,570,215)    18,848,140    12,709,930     5,448,776
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, BEGINNING OF PERIOD .....     71,930,962     49,454,901     55,025,116     18,618,313     5,908,383       459,607
                                            ------------    -----------    -----------    -----------   -----------    ----------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, END OF PERIOD ...........   $101,389,839    $71,930,962    $49,454,901    $37,466,453   $18,618,313    $5,908,383
                                            ============    ===========    ===========    ===========   ===========    ==========



                                                       EQUITY INDEX FUND
                                           --------------------------------------------
                                               1996            1995            1994*
                                           ------------    ------------  --------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income .................   $ 1,145,887     $   675,576     $   443,391
  Net realized gain (loss) ..............    11,903,017         539,950         127,205
  Change in unrealized appreciation/
    (depreciation) on investments .......     8,996,459      12,851,051        (399,286)
                                            -----------     -----------     -----------


  Net increase (decrease)
    from operations......................    22,045,363      14,066,577         171,310
                                            -----------     -----------     -----------

FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) .................    33,692,683      10,308,871         690,540
  Benefits and other policy related
    transactions (Note 3) ...............   (56,493,042)     (2,111,532)       (472,818)
  Net transfers among divisions .........    23,434,912      18,305,589      30,736,505
                                            -----------     -----------     -----------

  Net increase (decrease) in net assets
    policy related transactions .........       634,553      26,502,928      30,954,227
                                            -----------     -----------     -----------

NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP (Note 4) ..........       (66,020)        (71,293)           (134)
                                            -----------     -----------     -----------

INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ..........    22,613,896      40,498,212      31,125,403
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, BEGINNING OF PERIOD .....    71,623,615      31,125,403              --
                                            -----------     -----------     -----------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS, END OF PERIOD ...........   $94,237,511     $71,623,615     $31,125,403
                                            ===========     ===========     ===========

See Notes to Financial Statements.

* Commencement of Operations on October 1, 1994.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-9

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,


                                                COMMON STOCK FUND                                GLOBAL STOCK FUND
                                 -------------------------------------------------   ---------------------------------------------
                                      1996              1995             1994            1996            1995            1994
                                 ---------------   ---------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income ........  $    3,505,756    $    8,208,894    $  7,014,347    $  4,705,326    $  3,408,544    $  1,556,985
  Net realized gain (loss) .....     187,552,444        80,631,861      44,228,424      23,774,539      12,264,394       8,168,946
  Change in unrealized
    appreciation/(depreciation)
    on investments .............     112,608,618       183,872,928     (73,399,217)     22,092,458      33,395,316      (3,932,597)
                                  --------------    --------------    ------------    ------------    ------------    ------------

  Net increase (decrease)in net
    assets from operations .....     303,666,818       272,713,683     (22,156,446)     50,572,323      49,068,254       5,793,334
                                  --------------    --------------    ------------    ------------    ------------    ------------

FROM POLICY RELATED
  TRANSACTIONS:
  Net premiums (Note 3) ........     271,193,481       216,068,996     171,525,812      96,457,308      92,666,618      77,766,997
  Benefits and other policy
    related transactions
    (Note 3) ...................    (154,302,728)     (118,456,643)    (93,481,219)    (43,292,191)    (37,507,499)    (23,371,745)
Net transfers among funds ......       4,064,266       (34,354,864)     19,730,410      (4,363,741)    (12,472,104)     47,610,957
                                  --------------    --------------    ------------    ------------    ------------    ------------

Net increase (decrease) in net
  assets from policy related
  transactions .................     120,955,019        63,257,489      97,775,003      48,801,376      42,687,015     102,006,209
                                  --------------    --------------    ------------    ------------    ------------    ------------

NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP
  (Note 4) .....................        (429,232)         (392,099)         44,948         (93,415)        (96,720)        (17,737)
                                  --------------    --------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  POLICYOWNERS .................     424,192,605       335,579,073      75,663,505      99,280,284      91,658,549     107,781,806
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  BEGINNING OF PERIOD ..........   1,146,585,274       811,006,201     735,342,696     333,497,020     241,838,471     134,056,665
                                  --------------    --------------    ------------    ------------    ------------    ------------

NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  END OF PERIOD ................  $1,570,777,879    $1,146,585,274    $811,006,201    $432,777,304    $333,497,020    $241,838,471
                                  ==============    ==============    ============    ============    ============    ============


                                     INTERNATIONAL FUND                  AGGRESSIVE STOCK FUND
                                 ---------------------------   ----------------------------------------------
                                     1996           1995*          1996            1995            1994
                                 ------------   ------------   -------------   -------------   --------------
INCREASE (DECREASE) IN
  NET ASSETS:
FROM OPERATIONS:
  Net investment income ........   $   411,375    $   159,029    $ (2,425,125)   $ (1,434,289)   $ (1,544,537)
  Net realized gain (loss) .....       709,281         50,951     163,630,203      73,464,436      (6,075,250)
  Change in unrealized
    appreciation/(depreciation)
    on investments .............     1,189,887        667,906     (33,653,883)     49,509,800      (4,424,670)
                                   -----------    -----------    ------------    ------------    ------------
  Net increase (decrease)in net
    assets from operations .....     2,310,543        877,886     127,551,195     121,539,947     (12,044,457)
                                   -----------    -----------    ------------    ------------    ------------
FROM POLICY RELATED
  TRANSACTIONS:
  Net premiums (Note 3) ........    12,055,154      2,028,670     167,830,465     121,962,483     101,932,221
  Benefits and other policy
    related transactions
    (Note 3) ...................    (2,295,079)      (339,723)    (85,246,883)    (63,165,185)    (48,604,650)
Net transfers among funds ......    17,095,516      9,885,952      28,481,572      19,367,834       4,346,636
                                   -----------    -----------    ------------    ------------    ------------
Net increase (decrease) in net
  assets from policy related
  transactions .................    26,855,591     11,574,899     111,065,154      78,165,132      57,674,207
                                   -----------    -----------    ------------    ------------    ------------
NET (INCREASE) DECREASE IN
  AMOUNT RETAINED BY
  EQUITABLE LIFE IN
  SEPARATE ACCOUNT FP
  (Note 4) .....................       (21,865)       (20,847)       (205,349)       (188,813)         35,791
                                   -----------    -----------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET
  ASSETS ATTRIBUTABLE TO
  POLICYOWNERS .................    29,144,269     12,431,938     238,411,000     199,516,266      45,665,541
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  BEGINNING OF PERIOD ..........    12,431,938             --     555,188,131     355,671,865     310,006,324
                                   -----------    -----------    ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO
  POLICYOWNERS,
  END OF PERIOD ................   $41,576,207    $12,431,938    $793,599,131    $555,188,131    $355,671,865
                                   ===========    ===========    ============    ============    ============

See Notes to Financial Statements.

* Commencement of Operations on April 3, 1995.

+ Formerly known as Separate Account FP of Equitable Variable Life Insurance Company.

                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,



                                                                     ASSET ALLOCATION SERIES
                                     ---------------------------------------------------------------------------------------------
                                             CONSERVATIVE INVESTORS FUND                          BALANCED FUND
                                     ---------------------------------------------   ---------------------------------------------
                                           1996           1995            1994            1996            1995            1994
                                     -------------   -------------   -------------   -------------   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...........   $  6,690,887    $  7,247,815    $  5,455,410    $ 10,604,542    $ 10,038,346    $  8,453,977
  Net realized gain (loss) ........      3,677,543         689,721        (421,502)     33,240,237       8,427,606         858,164
  Change in unrealized appreciation/
    (depreciation) on investments..     (2,661,985)     19,129,817     (10,682,734)       (714,363)     45,976,062     (40,839,536)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase(decrease)in net
    assets from operations ........      7,706,445      27,067,353      (5,648,826)     43,130,416      64,442,014     (31,527,395)
                                      ------------    ------------    ------------    ------------    ------------    ------------
FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...........     38,133,118      41,419,959      48,492,315      60,530,048      63,451,955      70,116,900
  Benefits and other policy related
    transactions (Note 3) .........    (25,456,269)    (22,866,003)    (21,612,430)    (50,274,632)    (48,742,571)    (45,655,363)
  Net transfers among funds .......    (18,095,700)     (3,379,296)     (2,076,793)    (22,122,080)    (18,908,540)    (19,954,097)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in net
    assets from policy related
    transactions ..................      5,418,851      15,174,660      24,803,092     (11,866,664)     (4,199,156)      4,507,440
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE
  IN SEPARATE ACCOUNT FP (Note 4) .        (36,213)        (95,412)         22,600        (134,906)        (93,214)         47,322
                                      ------------    ------------    ------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ....      2,251,381      42,146,601      19,176,866      31,128,846      60,149,644     (26,972,633)
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, BEGINNING OF PERIOD .....    172,087,099     129,940,498     110,763,632     398,565,209     338,415,565     365,388,198
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, END OF PERIOD ...........   $174,338,480    $172,087,099    $129,940,498    $429,694,055    $398,565,209    $338,415,565
                                      ============    ============    ============    ============    ============    ============




                                                ASSET ALLOCATION SERIES
                                       ---------------------------------------------
                                                 GROWTH INVESTORS FUND
                                       ---------------------------------------------
                                           1996             1995           1994
                                       -------------   -------------   -------------

INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
  Net investment income ...........     $ 11,757,729    $ 13,059,547    $  8,667,457
  Net realized gain (loss) ........       75,274,214       9,174,038         241,591
  Change in unrealized appreciation/
    (depreciation) on investments..      (14,635,180)     82,556,566     (21,338,297)
                                        ------------    ------------    ------------
  Net increase (decrease) in net
    assets from operations ........       72,396,763     104,790,151     (12,429,249)
                                        ------------    ------------    ------------
FROM POLICY RELATED TRANSACTIONS:
  Net premiums (Note 3) ...........      159,654,177     155,616,059     139,140,391
  Benefits and other policy related
    transactions (Note 3) .........      (81,943,749)    (68,357,709)    (54,863,821)
  Net transfers among funds .......       (7,652,116)     (3,269,896)     20,294,785
                                        ------------    ------------    ------------
  Net increase (decrease) in net
    assets from policy related
    transactions ..................       70,058,312      83,988,454     104,571,355
                                        ------------    ------------    ------------
NET (INCREASE) DECREASE IN AMOUNT
  RETAINED BY EQUITABLE LIFE
  IN SEPARATE ACCOUNT FP (Note 4) .          (93,120)       (120,493)         15,372
                                        ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS
  ATTRIBUTABLE TO POLICYOWNERS ....      142,361,955     188,658,112      92,157,478
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, BEGINNING OF PERIOD .....      555,877,666     367,219,554     275,062,076
                                        ------------    ------------    ------------
NET ASSETS ATTRIBUTABLE TO POLICY
  OWNERS, END OF PERIOD ...........     $698,239,621    $555,877,666    $367,219,554
                                        ============    ============    ============

See Notes to Financial Statements.

+ Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

1.  General

     On September 19, 1996 the Board of Directors of The Equitable Life Assurance Society of the United States ( "Equitable Life") approved an Agreement and Plan of Merger by and between Equitable Life and Equitable Variable Life Insurance Company (the "Merger Agreement"). The merger was completed on January 1, 1997. On that date, and in accordance with the provisions of the Merger Agreement, the separate existence of Equitable Variable Life Insurance Company ("Equitable Variable Life") was ceased and Equitable Life survived the merger. From January 1, 1997, Equitable Life is liable in place of Equitable Variable Life for the liabilities and obligations of Equitable Variable Life, including liabilities under policies and contracts issued by Equitable Variable Life, and all of Equitable Variable Life's assets became assets of Equitable Life.

     Equitable Variable Life, a wholly-owned subsidiary of Equitable Life, established Separate Account FP (the Account) as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of thirteen investment funds: the Money Market Fund, the Intermediate Government Securities Fund, the Quality Bond Fund, the High Yield Fund, the Growth & Income Fund, the Equity Index Fund, the Common Stock Fund, the Global Fund, the International Fund, the Aggressive Stock Fund, the Conservative Investors Fund, the Balanced Fund, and the Growth Investors Fund. The assets in each Fund are invested in Class IA shares of a designated portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). Each Portfolio has separate investment objectives.

    The Account  supports the  operations of Incentive  Life,  flexible  premium variable life insurance policies, Incentive Life 2000, flexible premium variable life insurance policies, Champion 2000, modified premium variable whole life insurance policies, Survivorship 2000, flexible premium joint survivorship variable life insurance policies, Incentive Life Plus,(SM)
    flexible premium variable life insurance policies, IL Protector,(SM) flexible premium variable life insurance policies, IL COLI, flexible premium variable life insurance policies, IL COLI II, flexible premium variable life insurance policies, and SP-Flex, variable life insurance policies with additional premium option, collectively, the Policies, and the Incentive
    Life 2000, Champion 2000 and Survivorship 2000 policies are referred to as the Series 2000 Policies. Incentive Life Plus policies offered with a prospectus dated on or after September 15, 1995, are referred to as Incentive Life Plus Second Series. Incentive Life Plus policies issued with a prior prospectus are referred to as Incentive Life Plus Original Series. All Policies are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Policies will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

    Policyowners may allocate amounts in their individual accounts to the Funds of the Account and/or (except for SP-Flex policies) to the guaranteed interest rate account of Equitable Life's General Account. Net transfers to
    (from) the guaranteed interest rate account of the General Account and other Separate Accounts of ($7,511,567), $6,569,672 and $35,120,632 for the years ended 1996, 1995 and 1993, respectively, are included in Net Transfers Among Funds. The net assets of any Fund of the Account may not be less than the aggregate of the policyowners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for (1) the unearned portion of the monthly charges for mortality costs, and (2) other policy benefits, as required under the state insurance law.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

    Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

    Dividends are recorded as income at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.


+   Formerly known as Equitable Variable Life Insurance Company Separate
    Account FP.

                                     FSA-12

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account also may be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, deducts charges from the assets of the Account currently at annual rates of 0.60% of the net assets attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners, 0.90% of net assets attributable to Survivorship 2000 policyowners, 0.80% for IL Protector policyowners, and 0.85% for SP-Flex policyowners, Incentive Life Plus Original Series, IL COLI, and IL COLI II deduct this charge from the Policy Account. Under SP-Flex, Equitable Life also deducts charges from the assets of the Account for mortality and administrative costs of 0.60% and 0.35%, respectively, of net assets attributable to SP-Flex policies.

    Under Incentive Life, Incentive Life Plus, Series 2000, IL Protector and IL COLI II policies, mortality and administrative charges are assessed in a different manner than SP-Flex policies.

    Before amounts are allocated to the Account for Incentive Life, Incentive Life Plus, IL COLI, IL COLI II and the Series 2000 Policies, Equitable Life deducts a charge for taxes and either an initial policy fee (Incentive Life) or a premium sales charge (Incentive Life Plus, IL COLI II and Series 2000 Policies) from premiums. Under SP-Flex, the entire initial premium is allocated to the Account. Before any additional premiums under SP-Flex are allocated to the Account, however, an administrative charge is deducted.

    The amounts attributable to Incentive Life, Incentive Life Plus, IL Protector, IL COLI, IL COLI II and the Series 2000 policyowners' accounts are assessed monthly by Equitable Life for mortality and administrative charges. These charges are withdrawn from the Account along with amounts for additional benefits. Under the Policies, amounts for certain policy-related transactions (such as policy loans and surrenders) are transferred out of the Separate Account.

4.  Amounts Retained by Equitable Life in Separate Account FP

    The amount retained by Equitable Life in the Account arises principally from
    (1) contributions from Equitable Life, and (2) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks or mortality and administrative costs.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:

                                                  Years Ended December 31,
                                           -------------------------------------
     INVESTMENT FUND                          1996         1995          1994
     ---------------                          ----         ----          ----
     Money Market                               --     $  (250,000)         --
     Intermediate Government Securities         --        (165,000)         --
     Quality Bond                        $  (125,000)   (4,800,000)         --
     High Yield                                 --        (100,000)         --
     Growth & Income                         (75,000)     (685,000)         --
     Equity Index                               --            --    $   200,000
     Common Stock                           (185,000)  $  (630,000)         --
     Global                                     --        (130,000)         --
     International                              --         200,000          --
     Aggressive Stock                       (125,000)     (350,000)         --
     Conservative Investors                  (80,000)         --            --
     Balanced                                (90,000)         --            --
     Growth Investors                       (175,000)         --            --
     Short-Term World Income                    --            --     (5,165,329)
                                         -----------   -----------   -----------
                                         $  (855,000)  $(6,910,000) $(4,965,329)
                                         ===========   ===========   ===========


+ Formerly  known as Equitable  Variable Life  Insurance Company Separate
  Account FP.
                                     FSA-13

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

5.  Distribution and Servicing Agreements

    Equitable Life has entered into a Distribution and Servicing Agreement with EQ Financial Consultants Inc., whereby registered representatives of EQ Financial Consultants Inc., authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.

6.  Share Substitution

     On February 22, 1994, Equitable Variable Life, the Account and the Trust substituted shares of the Trust's Intermediate Government Securities Portfolio for shares of the Trust's Short-Term World Income Portfolio. The amount transferred to Intermediate Government Securities Portfolio was $2,192,109. The statements of operations and statements of changes in net assets for the Intermediate Government Securities Portfolio is combined with the Short-Term World Income Portfolio for periods prior to the merger on February 22, 1994. The Short-Term World Income Fund is not available for future investment.

7.  Investment Returns

    The Separate Account rates of return attributable to Incentive Life, Incentive Life 2000, Incentive Life Plus Second Series and Champion 2000 policyowners are different than those attributable to Survivorship 2000, Incentive Life Plus Original Series, IL Protector, IL COLI, IL COLI II and to SP-Flex policyowners because asset charges are deducted at different rates under each policy (see Note 3).

    The tables on the following pages show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon net assets for a policy whose policy commences with the beginning date of such period and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying Trust investment.

+ Formerly  known as Equitable  Variable Life  Insurance Company Separate
  Account FP.
                                     FSA-14

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

December 31, 1996

RATES OF RETURN:
INCENTIVE LIFE,
---------------
INCENTIVE LIFE 2000,
--------------------
INCENTIVE LIFE PLUS SECOND SERIES
---------------------------------
AND CHAMPION 2000*
------------------


                                                                YEARS ENDED DECEMBER 31,
                              -----------------------------------------------------------------------------------------------
MONEY MARKET FUND               1996     1995     1994      1993     1992     1991     1990      1989     1988      1987
-----------------               ----     ----     ----      ----     ----     ----     ----      ----     ----      ----
Gross return..............      5.33%    5.74%    4.02%    3.00%     3.56%    6.18%    8.24%    9.18%     7.32%     6.63%
Net return................      4.70%    5.11%    3.39%    2.35%     2.94%    5.55%    7.59%    8.53%     6.68%     5.99%


                                                                         APRIL 1(A) TO
                                      YEARS ENDED DECEMBER 31,            DECEMBER 31,
INTERMEDIATE GOVERNMENT       -----------------------------------------------------------
SECURITIES FUND                 1996    1995    1994    1993    1992          1991
---------------                 ----    ----    ----    ----    ----          ----
Gross return..............     3.78%   13.33% (4.37)%  10.58%   5.60%        12.26%
Net return................     3.15%   12.65% (4.95)%   9.88%   4.96%        11.60%

                                       YEARS ENDED          OCTOBER 1(A) TO
                                      DECEMBER 31,            DECEMBER 31,
                              ------------------------------------------------
QUALITY BOND FUND               1996     1995      1994           1993
-----------------               ----     ----      ----           ----
Gross return..............     5.36%    17.02%    (5.10)%       (0.51)%
Net return................     4.73%    16.32%    (5.67)%       (0.66)%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
HIGH YIELD FUND                 1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
---------------                 ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%   5.13%     9.73%    4.68%
Net return................     22.14%   19.20%   (3.37)%   22.41%   11.64%   23.72%   (1.71)%   4.50%     9.08%    4.05%

                                     YEARS ENDED        OCTOBER 1(A) TO
                                     DECEMBER 31,         DECEMBER 31,
                              -------------------------------------------
GROWTH & INCOME FUND            1996      1995    1994        1993
--------------------            ----      ----    ----        ----
Gross return..............     20.09%    24.07% (0.58)%     (0.25)%
Net return................     19.36%    23.33% (1.17)%     (0.41)%


                                         YEARS ENDED            SEPTEMBER 30(A)
                                         DECEMBER 31,           TO DECEMBER 31,
                              ---------------------------------------------------
EQUITY INDEX FUND                    1996             1995            1994
-----------------                    ----             ----            ----
Gross return..............          22.39%           36.48%          1.08%
Net return................          21.65%           35.66%          0.58%


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
COMMON STOCK FUND               1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
-----------------               ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     24.28%   32.45%   (2.14)%   24.84%    3.22%   37.88%   (8.12)%   25.59%   22.43%    7.49%
Net return................     23.53%   31.66%   (2.73)%   24.08%    2.60%   37.06%   (8.67)%   24.84%   21.70%    6.84%


                                                                                                                 AUGUST 31(A) TO
                                                           YEARS ENDED DECEMBER 31,                               DECEMBER 31,
                              ----------------------------------------------------------------------------------------------------
GLOBAL FUND                     1996     1995     1994     1993      1992     1991     1990     1989     1988         1987
-----------                     ----     ----     ----     ----      ----     ----     ----     ----     ----         ----
Gross return..............     14.60%   18.81%    5.23%   32.09%   (0.50)%   30.55%   (6.07)%  26.93%   10.88%      (13.27)%
Net return................     13.91%   18.11%    4.60%   31.33%   (1.10)%   29.77%   (6.63)%  26.17%   10.22%      (13.45)%


                              YEARS ENDED  APRIL 3(A) TO
                               DECEMBER     DECEMBER 31,
                                  31,
                              ----------------------------
INTERNATIONAL FUND               1996           1995
------------------               ----           ----
Gross return..............       9.82%         11.29%
Net return................       9.15%         10.79%

----------
*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.  Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-15

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996


                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND           1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
---------------------           ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17%    7.31%
Net return................     21.46%   30.85%   (4.39)%   16.05%   (3.74)%  85.75%    7.51%    42.64%    0.53%    6.66%

ASSET ALLOCATION SERIES
                                                                                             OCTOBER 2(A)
                                                                                                  TO
                                              YEARS ENDED DECEMBER 31,                      DECEMBER 31,
CONSERVATIVE               --------------------------------------------------------------------------------
INVESTORS FUND                1996     1995     1994      1993     1992     1991     1990        1989
--------------                ----     ----     ----      ----     ----     ----     ----        ----
Gross return..............   5.21%    20.40%   (4.10)%   10.76%    5.72%   19.87%    6.37%      3.09%
Net return................   4.57%    19.68%   (4.67)%   10.15%    5.09%   19.16%    5.73%      2.94%

                                                                YEARS ENDED DECEMBER 31,
                              ---------------------------------------------------------------------------------------------
BALANCED FUND                   1996     1995     1994      1993     1992     1991     1990      1989     1988     1987
-------------                   ----     ----     ----      ----     ----     ----     ----      ----     ----     ----
Gross return..............     11.68%   19.75%   (8.02)%   12.28%   (2.84)%  41.26%    0.24 %   25.83%   13.27%   (0.85)%
Net return................     11.00%   19.03%   (8.57)%   11.64%   (3.42)%  40.42%   (0.36)%   25.08%   12.59%   (1.45)%

GROWTH INVESTORS FUND         1996     1995     1994      1993     1992     1991     1990        1989
---------------------         ----     ----     ----      ----     ----     ----     ----        ----
Gross return..............   12.61%   26.37%   (3.15)%   15.26%    4.90%   48.89%   10.66%      3.98%
Net return................   11.93%   25.62%   (3.73)%   14.58%    4.27%   48.01%   10.00%      3.82%


RATES OF RETURN:
SURVIVORSHIP 2000
-----------------
                                                                             AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,               DECEMBER 31,
                             -----------------------------------------------------------------
MONEY MARKET FUND               1996        1995        1994        1993           1992
-----------------               ----        ----        ----        ----           ----
Gross return..............      5.33%      5.74%       4.02%       3.00%          1.11%
Net return................      4.38%      4.80%       3.08%       2.04%          0.77%

INTERMEDIATE GOVERNMENT
SECURITIES FUND                 1996        1995        1994        1993           1992
---------------                 ----        ----        ----        ----           ----
Gross return..............      3.78%      13.33%     (4.37)%      10.58%         0.90%
Net return................      2.84%      12.31%     (5.23)%       9.55%         0.56%

                                                                 OCTOBER 1(A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
                             -----------------------------------------------------
QUALITY BOND FUND               1996        1995        1994          1993
-----------------               ----        ----        ----          ----
Gross return..............      5.36%      17.02%     (5.10)%        (0.51)%
Net return................      4.41%      15.97%     (5.95)%        (0.73)%

                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
                             -----------------------------------------------------------------
HIGH YIELD FUND                 1996        1995        1994        1993          1992
---------------                 ----        ----        ----        ----          ----
Gross return..............     22.89%      19.92%     (2.79)%      23.15%         1.84%
Net return................     21.77%      18.84%     (3.66)%      22.04%         1.50%

                                                                OCTOBER 1(A) TO
                                  YEARS ENDED DECEMBER 31,        DECEMBER 31,
                             -----------------------------------------------------
GROWTH & INCOME FUND            1996        1995        1994          1993
--------------------            ----        ----        ----          ----
Gross return..............     20.09%      24.07%     (0.58)%        (0.25)%
Net return................     19.00%      22.96%     (1.47)%        (0.48)%

----------

*   Sales of Incentive Life 2000 and Champion 2000 commenced on March 2, 1992.  Sales of Incentive Life Plus Second Series commenced on September 15, 1995.

(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-16

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

                                      YEARS ENDED          MARCH 1(A) TO
                                     DECEMBER 31,          DECEMBER 31,
                             ---------------------------------------------
EQUITY INDEX FUND                 1996          1995           1994
-----------------                 ----          ----           ----
Gross return..............       22.39%        36.48%         1.08%
Net return................       21.28%        35.26%         0.33%

                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
                             -----------------------------------------------------------------
COMMON STOCK FUND               1996        1995        1994        1993          1992
-----------------               ----        ----        ----        ----          ----
Gross return..............     24.28%      32.45%     (2.14)%      24.84%          5.28%
Net return................     23.15%      31.26%     (3.02)%      23.70%          4.93%

GLOBAL FUND
-----------
Gross return..............     14.60%      18.81%      5.23%       32.09%          4.87%
Net return................     13.56%      17.75%      4.29%       30.93%          4.52%

AGGRESSIVE STOCK FUND
---------------------
Gross return..............     22.20%      31.63%     (3.81)%      16.77%         11.49%
Net return................     21.09%      30.46%     (4.68)%      15.70%         11.11%


                               YEARS ENDED       APRIL 3(A) TO
                              DECEMBER 31,        DECEMBER 31,
                             ----------------------------------
INTERNATIONAL FUND                1996               1995
------------------                ----               ----
Gross return..............        9.82%             11.29%
Net return................        8.82%             10.55%

ASSET ALLOCATION SERIES
                                                                            AUGUST 17(A) TO
                                        YEARS ENDED DECEMBER 31,              DECEMBER 31,
CONSERVATIVE INVESTORS       -----------------------------------------------------------------
FUND                            1996        1995        1994        1993          1992
----                            ----        ----        ----        ----          ----
Gross return..............      5.21%      20.40%     (4.10)%      10.76%         1.38%
Net return................      4.26%      19.32%     (4.96)%       9.81%         1.04%

BALANCED FUND                   1996        1995        1994        1993          1992
-------------                   ----        ----        ----        ----          ----
Gross return..............     11.68%      19.75%     (8.02)%      12.28%         5.37%
Net return................     10.67%      18.68%     (8.84)%      11.30%         5.02%

GROWTH INVESTORS FUND           1996        1995        1994        1993          1992
---------------------           ----        ----        ----        ----          ----
Gross return..............     12.61%      26.37%     (3.15)%      15.26%         6.89%
Net return................     11.59%      25.24%     (4.02)%      14.24%         6.53%

----------------
(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-17

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
INCENTIVE LIFE PLUS ORIGINAL SERIES*(B)
---------------------------------------


                                           YEARS ENDED DECEMBER 31,
                               -------------------------------------------------
                                         1996                    1995
                                         ----                    ----
Money Market Fund..............         5.33%                    5.69%


Intermediate Government
Securities Fund................         3.78%                   13.31%


Quality Bond Fund..............         5.36%                   17.13%


High Yield Fund................         22.89%                  19.95%


Growth & Income Fund...........         20.09%                  24.38%


Equity Index Fund..............         22.38%                  36.53%


Common Stock Fund..............         24.28%                  33.07%


Global Fund....................         14.60%                  19.38%


                            YEAR ENDED DECEMBER 31, APRIL 30 TO DECEMBER 31, (A)
                            ----------------------------------------------------
                                         1996                    1995
                                         ----                    ----
International Fund.............         9.81%                   11.29%


                                           YEARS ENDED DECEMBER 31,
                            ----------------------------------------------------
                                         1996                    1995
                                         ----                    ----
Aggressive Stock Fund..........         22.20%                  33.00%


ASSET ALLOCATION SERIES
                                           YEARS ENDED DECEMBER 31,
                             ---------------------------------------------------
                                         1996                    1995
                                         ----                    ----

Conservative Investors Fund....         5.21%                   20.59%


Balanced Fund..................         11.68%                  20.32%


Growth Investors Fund..........         12.61%                  26.92%


---------------------------
*Sales of Incentive Life Plus Original Series commenced on January 6, 1995.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset charges for this policy and therefore the gross and net rates of return are the same. The rate of return for the year ended December 31, 1995 indicated is not an annual rate of return.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-18

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
IL PROTECTOR*(b)
----------------



                                        AUGUST 5 TO DECEMBER 31,(A)
                                       ----------------------------
                                                  1996
                                                  ----
Money Market Fund.....................            2.98%


Intermediate Government
Securities Fund.......................           4.49%


Quality Bond Fund.....................           7.86%


High Yield Fund.......................           13.90%


Growth & Income Fund..................           15.63%


Equity Index Fund.....................           16.25%


Common Stock Fund.....................           17.44%


Global Fund...........................           6.78%


Inernational Fund.....................           2.11%


Aggressive Stock Fund.................           6.22%


ASSET ALLOCATION SERIES

                                        AUGUST 5 TO DECEMBER 31,(A)
                                       ----------------------------
                                                  1996
                                                  ----

Conservative Investors Fund...........           7.94%


Balanced Fund.........................           8.67%


Growth Investors Fund.................           9.38%


----------
*Sales of Incentive Life Protector commenced on August 5, 1996.

(a) Date as of which net premiums under the policies were first allocated to the Fund. The returns for the periods indicated are not annual rates of return.

(b) There are no Separate Account asset changes for this policy and therefore the gross and net rates of return are the same.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-19

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+


NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996

RATES OF RETURN:
SP-FLEX
-------

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
MONEY MARKET FUND              1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------------              ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............     5.33%    5.74%    4.02%    3.00%     3.56%    6.17%    8.24%     9.18%    7.32%        2.15%
Net return................     3.44%    3.86%    2.17%    1.13%     1.71%    4.29%    6.30%     7.24%    5.41%        1.62%


                                                                    APRIL 1(A)
                                                                       TO
                                    YEARS ENDED DECEMBER 31,       DECEMBER 31,
INTERMEDIATE GOVERNMENT      --------------------------------------------------
SECURITIES FUND               1996    1995    1994    1993    1992      1991
---------------               ----    ----    ----    ----    ----      ----
Gross return..............    3.78%  13.33% (4.37)%  10.58%  5.60%     12.10%
Net return................    1.91%  11.31% (6.08)%   8.57%  3.71%     10.59%


                                                           SEPTEMBER 1(A)
                                     YEARS ENDED                TO
                                     DECEMBER 31,           DECEMBER 31,
                             ----------------------------------------------
QUALITY BOND FUND                 1996           1995           1994
-----------------                 ----           ----           ----
Gross return..............        5.36%         17.02%         (2.20)%
Net return................        3.47%         14.94%         (2.35)%


                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
HIGH YIELD FUND                1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
---------------                ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    22.89%   19.92%   (2.79)%   23.15%   12.31%   24.46%   (1.12)%    5.13%    9.73%        1.95%
Net return................    20.68%   17.79%   (4.52)%   20.96%   10.30%   22.25%   (2.89)%    3.26%    7.78%        1.39%



                                                            SEPTEMBER 1(A)
                                     YEARS ENDED                TO
                                     DECEMBER 31,           DECEMBER 31,
                             ----------------------------------------------
GROWTH & INCOME FUND              1996           1995           1994
--------------------              ----           ----           ----
Gross return..............       20.09%         24.07%         (3.40)%
Net return................       17.93%         21.87%         (3.55)%

EQUITY INDEX FUND                 1996           1995           1994
-----------------                 ----           ----           ----
Gross return..............       22.39%         36.48%         (2.54)%
Net return................       20.19%         34.06%         (2.69)%

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
COMMON STOCK FUND              1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------------              ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    24.28%   32.45%   (2.14)%   24.84%    3.23%   37.87%   (8.12)%   25.59%   22.43%      (22.57)%
Net return................    22.04%   30.10%   (3.88)%   22.60%    1.38%   35.43%   (9.76)%   23.36%   20.26%      (23.00)%

GLOBAL FUND                    1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
-----------                    ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    14.60%   18.81%    5.23%    32.09%   (0.50)%  30.55%   (6.07)%   26.93%   10.88%      (11.40)%
Net return................    12.54%   16.70%    3.36%    29.77%   (2.28)%  28.23%   (7.75)%   24.67%    8.90%      (11.86)%


                              YEARS ENDED   APRIL 3(A) TO
                              DECEMBER 31,  DECEMBER 31,
                             ------------------------------
INTERNATIONAL FUND                1996          1995
------------------                ----          ----
Gross return..............       9.82%         11.29%
Net return................       7.84%          9.82%

                                                                                                                 AUGUST 31(A) TO
                                                          YEARS ENDED DECEMBER 31,                                DECEMBER 31,
                             -----------------------------------------------------------------------------------------------------
AGGRESSIVE STOCK FUND          1996     1995     1994      1993     1992     1991      1990     1989     1988         1987
---------------------          ----     ----     ----      ----     ----     ----      ----     ----     ----         ----
Gross return..............    22.20%   31.63%   (3.81)%   16.77%   (3.16)%  86.86%    8.17%    43.50%    1.17 %     (24.28)%
Net return................    20.00%   29.30%   (5.53)%   14.67%   (4.89)%  83.54%    6.23%    40.95%   (0.66)%     (24.68)%

----------
(a) Date as of which net premiums  under the policies were first  allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable Variable Life Insurance Company Separate Account FP.

                                     FSA-20

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT FP+

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

DECEMBER 31, 1996



                                    YEARS ENDED            SEPTEMBER 1(A) TO
ASSET ALLOCATION SERIES            DECEMBER 31,               DECEMBER 31,
CONSERVATIVE INVESTORS  ------------------------------------------------------
FUND                          1996              1995              1994
----                          ----              ----              ----
Gross return..........        5.21%            20.40%           (1.83)%
Net return............        3.32%            18.26%           (1.98)%

                                                                                                                 AUGUST 31(A) TO
                                                        YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
                        ----------------------------------------------------------------------------------------------------------
BALANCED FUND              1996     1995      1994      1993      1992     1991      1990      1989      1988         1987
-------------              ----     ----      ----      ----      ----     ----      ----      ----      ----         ----
Gross return..........    11.68%   19.75%   (8.02)%    12.28%    (2.83)%  41.27%    0.24 %    25.83%    13.27%      (20.26)%
Net return............     9.67%   17.62%   (9.66)%    10.31%    (4.57)%  38.75%   (1.56)%    23.59%    11.25%      (20.71)%


                                    YEARS ENDED            SEPTEMBER 1(A) TO
                                   DECEMBER 31,               DECEMBER 31,
GROWTH INVESTORS        ------------------------------------------------------
FUND                          1996              1995              1994
----                          ----              ----              ----
Gross return...........      12.61%            26.37%           (3.16)%
Net return.............      10.58%            24.12%           (3.31)%

----------

(a) Date as of which net premiums under the policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annual rates of return.

+   Formerly known as Equitable  Variable Life Insurance Company Separate
    Account FP.

                                     FSA-21

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1996 and 1995, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996, for loan impairments in 1995 and for postemployment benefits in 1994.


Price Waterhouse LLP
New York, New York
February 10, 1997
                                      F-1

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1996 AND 1995

                                                                        1996                 1995
                                                                  -----------------    -----------------
                                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.................   $    18,077.0        $    15,899.9
  Mortgage loans on real estate.................................         3,133.0              3,638.3
  Equity real estate............................................         3,297.5              3,916.2
  Policy loans..................................................         2,196.1              1,976.4
  Investment in and loans to affiliates.........................           685.0                636.6
  Other equity investments......................................           597.3                621.1
  Other invested assets.........................................           288.7                706.1
                                                                  -----------------    -----------------
      Total investments.........................................        28,274.6             27,394.6
Cash and cash equivalents.......................................           538.8                774.7
Deferred policy acquisition costs...............................         3,104.9              3,075.8
Amounts due from discontinued GIC Segment.......................           996.2              2,097.1
Other assets....................................................         2,552.2              2,718.1
Closed Block assets.............................................         8,495.0              8,582.1
Separate Accounts assets........................................        29,646.1             24,566.6
                                                                  -----------------    -----------------
TOTAL ASSETS....................................................   $    73,607.8        $    69,209.0
                                                                  =================    =================

LIABILITIES
Policyholders' account balances.................................   $    21,865.6        $    21,911.2
Future policy benefits and other policyholders' liabilities.....         4,416.6              4,007.3
Short-term and long-term debt...................................         1,766.9              1,899.3
Other liabilities...............................................         2,785.1              3,380.7
Closed Block liabilities........................................         9,091.3              9,221.4
Separate Accounts liabilities...................................        29,598.3             24,531.0
                                                                  -----------------    -----------------
      Total liabilities.........................................        69,523.8             64,950.9
                                                                  -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares
  authorized, issued and outstanding............................             2.5                  2.5
Capital in excess of par value..................................         3,105.8              3,105.8
Retained earnings...............................................           798.7                788.4
Net unrealized investment gains.................................           189.9                396.5
Minimum pension liability.......................................           (12.9)               (35.1)
                                                                  -----------------    -----------------
      Total shareholder's equity................................         4,084.0              4,258.1
                                                                  -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......................   $    73,607.8        $    69,209.0
                                                                  =================    =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                1996               1995               1994
                                                          -----------------  -----------------  -----------------
                                                                              (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................   $      874.0       $       788.2      $       715.0
Premiums................................................          597.6               606.8              625.6
Net investment income...................................        2,175.9             2,088.2            1,998.6
Investment (losses) gains, net..........................           (9.8)                5.3               91.8
Commissions, fees and other income......................        1,081.8               897.1              847.4
Contribution from the Closed Block......................          125.0               143.2              137.0
                                                          -----------------  -----------------  -----------------

      Total revenues....................................        4,844.5             4,528.8            4,415.4
                                                          -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances....        1,270.2             1,248.3            1,201.3
Policyholders' benefits.................................        1,317.7             1,008.6              914.9
Other operating costs and expenses......................        2,048.0             1,775.8            1,857.7
                                                          -----------------  -----------------  -----------------

      Total benefits and other deductions...............        4,635.9             4,032.7            3,973.9
                                                          -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change...........................          208.6               496.1              441.5
Federal income taxes....................................            9.7               120.5              100.2
Minority interest in net income of consolidated
  subsidiaries..........................................           81.7                62.8               50.4
                                                          -----------------  -----------------  -----------------
Earnings from continuing operations before
  cumulative effect of accounting change................          117.2               312.8              290.9
Discontinued operations, net of Federal income taxes....          (83.8)                -                  -
Cumulative effect of accounting change, net of Federal
  income taxes..........................................          (23.1)                -                (27.1)
                                                          -----------------  -----------------  -----------------

Net Earnings............................................   $       10.3       $       312.8      $       263.8
                                                          =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year as
  previously reported.........................................        2,913.6             2,913.6            2,613.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................          192.2               192.2              192.2
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, beginning of year as restated.        3,105.8             3,105.8            2,805.8
Additional capital in excess of par value.....................            -                   -                300.0
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year as previously reported...          781.6               484.0              217.6
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................            6.8                (8.4)              (5.8)
                                                                -----------------  -----------------  -----------------
Retained earnings, beginning of year as restated..............          788.4               475.6              211.8
Net earnings..................................................           10.3               312.8              263.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          798.7               788.4              475.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year
  as previously reported......................................          338.2              (203.0)             131.9
Cumulative effect on prior years of retroactive restatement
  for accounting change.......................................           58.3               (17.5)              12.7
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), beginning of
  year as restated............................................          396.5              (220.5)             144.6
Change in unrealized investment (losses) gains................         (206.6)              617.0             (365.1)
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          189.9               396.5             (220.5)
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (35.1)               (2.7)             (15.0)
Change in minimum pension liability...........................           22.2               (32.4)              12.3
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (12.9)              (35.1)              (2.7)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,084.0       $     4,258.1      $     3,360.7
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1996, 1995 AND 1994

                                                                      1996               1995               1994
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $       10.3       $       312.8      $       263.8
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,270.2             1,248.3            1,201.3
  Universal life and investment-type policy fee income........         (874.0)             (788.2)            (715.0)
  Investment losses (gains)...................................            9.8                (5.3)             (91.8)
  Change in Federal income taxes payable......................         (197.1)              221.6               38.3
  Other, net..................................................          364.4               127.3              (19.4)
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          583.6             1,116.5              677.2
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,275.1             1,897.4            2,323.8
  Sales.......................................................        8,964.3             8,867.1            5,816.6
  Return of capital from joint ventures and limited
    partnerships..............................................           78.4                65.2               39.0
  Purchases...................................................      (12,559.6)          (11,675.5)          (7,564.7)
  Decrease (increase) in loans to discontinued GIC Segment....        1,017.0             1,226.9              (40.0)
  Other, net..................................................           56.7              (624.7)            (478.1)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (168.1)             (243.6)              96.6
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        1,925.4             2,586.5            2,082.5
    Withdrawals...............................................       (2,385.2)           (2,657.1)          (2,864.4)
  Net decrease in short-term financings.......................            (.3)              (16.4)            (173.0)
  Additions to long-term debt.................................            -                 599.7               51.8
  Repayments of long-term debt................................         (124.8)              (40.7)            (199.8)
  Proceeds from issuance of Alliance units....................            -                   -                100.0
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................            -              (1,215.4)               -
  Capital contribution from the Holding Company...............            -                   -                300.0
  Other, net..................................................          (66.5)              (48.4)              26.5
                                                                -----------------  -----------------  -----------------

Net cash (used) by financing activities.......................         (651.4)             (791.8)            (676.4)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (235.9)               81.1               97.4
Cash and cash equivalents, beginning of year..................          774.7               693.6              596.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      538.8       $       774.7      $       693.6
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      109.9       $        89.6      $        34.9
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (10.0)      $       (82.7)     $        49.2
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which will continue to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 60.8% at December 31, 1996 (63.6% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.4% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        The years "1996," "1995" and "1994" refer to the years ended December 31, 1996, 1995 and 1994, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1996 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and Guaranteed Interest Contract ("GIC") lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Wind-Up Annuities. Subsequent losses incurred have been charged to the two loss provisions. Management reviews the adequacy of the allowance and reserve each quarter. During the fourth quarter 1996 review, management determined it was necessary to increase the allowance for expected future losses of the GIC Segment. Management believes the loss provisions for GIC contracts and Wind-Up Annuities at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized (See Note 7).

        Accounting Changes
        ------------------

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by Statement of
        Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". The effect of this change, including the impact on the Closed Block, was to increase earnings from continuing operations before cumulative effect of accounting change by $19.2 million, net of Federal income taxes of $10.3 million for 1996. The financial statements for 1995 and 1994 have been retroactively restated for the change which resulted in an increase (decrease) in earnings before cumulative effect of accounting change of $15.2 million, net of Federal income taxes of $8.2 million, and $(2.6) million, net of Federal income tax benefit of $1.0 million, respectively. Shareholder's equity increased $199.1 million as of January 1, 1994 for the effect of retroactive application of the new method. (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," as of January 1, 1996. The statement requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held and used. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate to be disposed of. Valuation allowances on real estate to be disposed of continue to be computed using the lower of estimated fair value or depreciated cost, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996.

        In the  first  quarter  of 1995,  the  Company  adopted  SFAS  No.  114,
        "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        Beginning coincident with issuance of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, consolidated shareholder's equity increased by $149.4 million, net of deferred policy acquisition costs ("DAC"), amounts attributable to participating group annuity contracts and deferred Federal income taxes.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        New Accounting Pronouncements
        -----------------------------

        The FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant or, alternatively, to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, "Accounting for Stock Issued to Employees," and related interpretations. Companies which elect to continue to apply APB Opinion No. 25 must provide pro forma net income disclosures for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of APB Opinion No. 25 (see Note 21).

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Management has not yet determined the effect of implementing SFAS No. 125.

        Valuation of Investments
        ------------------------

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses) net. Valuation allowances on real estate available for sale are computed using the lower of current estimated fair value or depreciated cost, net of disposition costs. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, participating group annuity contracts, and DAC related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1996, the expected investment yield ranged from 7.30% grading to 7.68% over 13 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. Deviations of actual results from estimated experience are reflected in earnings in the period such deviations occur. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue. In the fourth quarter of 1996, the DAC related to DI contracts issued prior to July 1993 was written off.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study on participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, including expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During  the  fourth  quarter  of  1996,  the  Company  completed  a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $711.8 million and $639.6 million at December 31, 1996 and 1995, respectively (excluding $175.0 million of reserve strengthening in 1996). Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding $175.0 million of reserve strengthening in 1996) are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Incurred benefits related to current year..........  $       189.0       $      176.0       $      188.6
        Incurred benefits related to prior years...........           69.1               67.8               28.7
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       258.1       $      243.8       $      217.3
                                                            =================   ================   =================
        Benefits paid related to current year..............  $        32.6       $       37.0       $       43.7
        Benefits paid related to prior years...............          153.3              137.8              132.3
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       185.9       $      174.8       $      176.0
                                                            =================   ================   =================

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations, if any, would be accrued as policyholders' dividends.

        At December 31, 1996, participating policies, including those in the Closed Block, represent approximately 24.2% ($52.3 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes
        --------------------

        The Company files a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes were charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities were recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1996, 1995 and 1994, investment results of such Separate Accounts were $2,970.6 million, $1,963.2 million and $665.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1996
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $   13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3            2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3            1,559.3
            States and political subdivisions..           77.0                4.5                -                 81.5
            Foreign governments................          302.6               18.0                2.2              318.4
            Redeemable preferred stock.........          139.1                3.3                7.1              135.3
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $   18,077.0
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        98.7      $        49.3       $       17.7       $      130.3
                                                =================  =================   ================   ===============

        December 31, 1995
        -----------------
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============
        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1996 and 1995, securities without a readily ascertainable market value having an amortized cost of $3,915.7 million and $3,748.9 million, respectively, had estimated fair values of $4,024.6 million and $3,981.8 million, respectively.

        The contractual maturity of bonds at December 31, 1996 is shown below:

                                                   AVAILABLE FOR SALE
                                           ------------------------------------
                                              AMORTIZED          ESTIMATED
                                                COST             FAIR VALUE
                                           ----------------   -----------------
                                                      (IN MILLIONS)

        Due in one year or less...........  $      539.6       $      542.5
        Due in years two through five.....       2,776.2            2,804.0
        Due in years six through ten......       6,044.7            6,158.1
        Due after ten years...............       6,203.7            6,430.3
        Mortgage-backed securities........       2,015.9            2,006.8
                                           ----------------   -----------------
        Total.............................  $   17,580.1       $   17,941.7
                                           ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1996, approximately 14.20% of the $17,563.7 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio includes amortized costs of $5.5 million and $15.9 million at December 31, 1996 and 1995, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $2.2 million and $1.6 million as of December 31, 1996 and 1995, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $1.4 million, $3.0 million and $7.5 million in 1996, 1995 and 1994, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $1.3 million, $2.9 million and $6.8 million in 1996, 1995 and 1994, respectively.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balances, beginning of year........................  $       325.3       $      284.9       $      355.6
        SFAS No. 121 release...............................         (152.4)               -                  -
        Additions charged to income........................          125.0              136.0               51.0
        Deductions for writedowns and
          asset dispositions...............................         (160.8)             (95.6)            (121.7)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================
        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        50.4       $       65.5       $       64.2
          Equity real estate...............................           86.7              259.8              220.7
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       137.1       $      325.3       $      284.9
                                                            =================   ================   =================

        At December 31, 1996, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $25.0 million of fixed maturities and $2.6 million of mortgage loans on real estate.

        At December 31, 1996 and 1995, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $12.4 million (0.4% of total mortgage loans on real estate) and $87.7 million (2.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $388.3 million and $531.5 million at December 31, 1996 and 1995, respectively. These amounts include $1.0 million and $3.8 million of problem mortgage loans on real estate at December 31, 1996 and 1995, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $35.5 million, $52.1 million and $44.9 million in 1996, 1995 and 1994, respectively. Gross interest income on these loans included in net investment income aggregated $28.2 million, $37.4 million and $32.8 million in 1996, 1995 and 1994, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   1996                 1995
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Impaired mortgage loans with provision for losses..................  $        340.0       $        310.1
        Impaired mortgage loans with no provision for losses...............           122.3                160.8
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           462.3                470.9
        Provision for losses...............................................            46.4                 62.7
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        415.9       $        408.2
                                                                            ===================  ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $38.8 million and $27.9 million for 1996 and 1995, respectively, including $17.9 million and $13.4 million recognized on a cash basis.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1996 and 1995, the carrying value of equity real estate available for sale amounted to $345.6 million and $255.5 million, respectively. For 1996, 1995 and 1994, respectively, real estate of $58.7 million, $35.3 million and $189.8 million was acquired in satisfaction of debt. At December 31, 1996 and 1995, the Company owned $771.7 million and $862.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $587.5 million and $662.4 million at December 31, 1996 and 1995, respectively. Depreciation expense on real estate totaled $91.8 million, $121.7 million and $117.0 million for 1996, 1995 and 1994, respectively. As a result of the implementation of SFAS No. 121, during 1996 no depreciation expense has been recorded on real estate available for sale.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (34 and 38 individual ventures as of December 31, 1996 and 1995, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    1,883.7       $    2,684.1
        Investments in securities, generally at estimated fair value...........       2,430.6            2,459.8
        Cash and cash equivalents..............................................          98.0              489.1
        Other assets...........................................................         427.0              270.8
                                                                                ----------------   -----------------
        Total assets...........................................................       4,839.3            5,903.8
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,574.3            1,782.3
        Borrowed funds - the Company...........................................         137.9              220.5
        Other liabilities......................................................         415.8              593.9
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,128.0            2,596.7
                                                                                ----------------   -----------------

        Partners' Capital......................................................  $    2,711.3       $    3,307.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      806.8       $      902.2
        Equity in limited partnership interests not included above.............         201.8              212.8
        Other..................................................................           9.8                8.9
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,018.4       $    1,123.9
                                                                                ================   =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       348.9       $      463.5       $      537.7
        Revenues of other limited partnership interests....          386.1              242.3              103.4
        Interest expense - third party.....................         (111.0)            (135.3)            (114.9)
        Interest expense - the Company.....................          (30.0)             (41.0)             (36.9)
        Other expenses.....................................         (282.5)            (397.7)            (430.9)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       311.5       $      131.8       $       58.4
                                                            =================   ================   =================
        Equity in net earnings included above..............  $        73.9       $       49.1       $       18.9
        Equity in net earnings of limited partnerships
          interests not included above.....................           35.8               44.8               25.3
        Other..............................................             .9                1.0                1.8
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       110.6       $       94.9       $       46.0
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                   1996               1995                1994
                                             -----------------   ----------------   -----------------
                                                                  (IN MILLIONS)

        Fixed maturities....................  $     1,307.4       $    1,151.1       $    1,036.5
        Mortgage loans on real estate.......          303.0              329.0              385.7
        Equity real estate..................          442.4              560.4              561.8
        Other equity investments............           94.3               76.9               36.1
        Policy loans........................          160.3              144.4              122.7
        Other investment income.............          217.4              273.0              322.4
                                             -----------------   ----------------   -----------------

          Gross investment income...........        2,524.8            2,534.8            2,465.2
                                             -----------------   ----------------   -----------------

          Investment expenses...............          348.9              446.6              466.6
                                             -----------------   ----------------   -----------------

        Net Investment Income...............  $     2,175.9       $    2,088.2       $    1,998.6
                                             =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $        60.5       $      119.9       $      (14.3)
        Mortgage loans on real estate......................          (27.3)             (40.2)             (43.1)
        Equity real estate.................................          (79.7)             (86.6)              20.6
        Other equity investments...........................           18.9               12.8               75.9
        Issuance and sales of Alliance Units...............           20.6                -                 52.4
        Other..............................................           (2.8)               (.6)                .3
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $        (9.8)      $        5.3       $       91.8
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $29.9 million, $46.7 million and $30.8 million for 1996, 1995 and 1994, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $23.7 million for the year ended December 31, 1996.

        For 1996, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,353.5 million, $8,206.0 million and $5,253.9 million. Gross gains of $154.2 million, $211.4 million and $65.2 million and gross losses of $92.7 million, $64.2 million and $50.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1996, 1995 and 1994 amounted to $(258.0) million, $1,077.2 million and $(742.2)
        million, respectively.

        During each of 1995 and 1994, one security classified as held to maturity was sold. During the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized costs of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholder's equity for the eleven months ended November 30, 1995 and the year ended December 31,

        1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $395.6 million, offset by DAC of $126.5 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income taxes of $80.5 million.

        For 1996, 1995 and 1994, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $136.7 million, $131.2 million and $175.8 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively, which are being amortized over the estimated useful lives of 20 years. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. At December 31, 1996, the Company's ownership of Alliance Units was approximately 57.3%.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year as restated.............  $       396.5       $     (220.5)      $      144.6
        Changes in unrealized investment (losses) gains....         (297.6)           1,198.9             (856.7)
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........            -                (78.1)              40.8
            DAC............................................           42.3             (216.8)             273.6
            Deferred Federal income taxes..................           48.7             (287.0)             177.2
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities...............................  $       357.8       $      615.9       $     (461.3)
            Other equity investments.......................           31.6               31.1                7.7
            Other, principally Closed Block................           53.1               93.1               (5.1)
                                                            -----------------   ----------------   -----------------
              Total........................................          442.5              740.1             (458.7)
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)             (72.2)               5.9
              DAC..........................................          (52.0)             (94.3)             122.4
              Deferred Federal income taxes................         (128.4)            (177.1)             109.9
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       189.9       $      396.5       $     (220.5)
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:

                                                                                     DECEMBER 31,
                                                                         --------------------------------------
                                                                               1996                 1995
                                                                         -----------------    -----------------
                                                                                     (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,820.7 and $3,662.8)......................................  $    3,889.5         $    3,896.2
        Mortgage loans on real estate...................................       1,380.7              1,368.8
        Policy loans....................................................       1,765.9              1,797.2
        Cash and other invested assets..................................         336.1                440.9
        DAC.............................................................         876.5                792.6
        Other assets....................................................         246.3                286.4
                                                                         -----------------    -----------------
        Total Assets....................................................  $    8,495.0         $    8,582.1
                                                                         =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances......  $    8,999.7         $    8,923.5
        Other liabilities...............................................          91.6                297.9
                                                                         -----------------    -----------------
        Total Liabilities...............................................  $    9,091.3         $    9,221.4
                                                                         =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       724.8       $      753.4       $      798.1
        Investment income (net of investment
          expenses of $27.3, $26.7 and $19.0)..............          546.6              538.9              523.0
        Investment losses, net.............................           (5.5)             (20.2)             (24.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,265.9            1,272.1            1,297.1
                                                            -----------------   ----------------   -----------------
        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,106.3            1,077.6            1,121.6
        Other operating costs and expenses.................           34.6               51.3               38.5
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,140.9            1,128.9            1,160.1
                                                            -----------------   ----------------   -----------------
        Contribution from the Closed Block.................  $       125.0       $      143.2       $      137.0
                                                            =================   ================   =================

        In the fourth quarter of 1996, the Company adopted SFAS No. 120, which prescribes the accounting for individual participating life insurance contracts, most of which are included in the Closed Block. The implementation of SFAS No. 120 resulted in an increase (decrease) in the contribution from the Closed Block of $27.5 million, $18.8 million and $(14.0) million in 1996, 1995 and 1994, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $.4 million and $4.3 million at December 31, 1996 and 1995, respectively, of restructured securities which includes problem fixed maturities of $.3 million and $1.9 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized, offset by DAC amortization of $52.6 million.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had an amortized cost of $4.3 million and $36.5 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $114.2 million and $137.7 million, respectively. At December 31, 1996 and 1995, the restructured mortgage loans on real estate amount included $.7 million and $8.8 million, respectively, of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)

        Impaired mortgage loans with provision for losses.........  $       128.1      $       106.8
        Impaired mortgage loans with no provision for losses......             .6               10.1
                                                                   ----------------   -----------------
        Recorded investment in impaired mortgages.................          128.7              116.9
        Provision for losses......................................           12.9               17.9
                                                                   ----------------   -----------------
        Net Impaired Mortgage Loans...............................  $       115.8      $        99.0
                                                                   ================   =================

        During 1996 and 1995, respectively, the Closed Block's average recorded investment in impaired mortgage loans was $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.9 million and $5.9 million for 1996 and 1995, respectively, including $4.7 million and $1.3 million recognized on a cash basis.

        Valuation allowances amounted to $13.8 million and $18.4 million on mortgage loans on real estate and $3.7 million and $4.3 million on equity real estate at December 31, 1996 and 1995, respectively. Writedowns of fixed maturities amounted to $12.8 million, $16.8 million and $15.9 million for 1996, 1995 and 1994, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held and used.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                             DECEMBER 31,
                                                 --------------------------------------
                                                       1996                 1995
                                                 -----------------    -----------------
                                                             (IN MILLIONS)
        Assets
        Mortgage loans on real estate...........  $    1,111.1         $    1,485.8
        Equity real estate......................         925.6              1,122.1
        Other invested assets...................         474.0                665.2
        Other assets............................         226.1                579.3
                                                 -----------------    -----------------
        Total Assets............................  $    2,736.8         $    3,852.4
                                                 =================    =================

        Liabilities
        Policyholders' liabilities..............  $    1,335.9         $    1,399.8
        Allowance for future losses.............         262.0                164.2
        Amounts due to continuing operations....         996.2              2,097.1
        Other liabilities.......................         142.7                191.3
                                                 -----------------    -----------------
        Total Liabilities.......................  $    2,736.8         $    3,852.4
                                                 =================    =================

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $127.5, $153.1 and $183.3)....................  $       245.4       $      323.6       $      394.3
        Investment (losses) gains, net.....................          (18.9)             (22.9)              26.8
        Policy fees, premiums and other income.............             .2                 .7                 .4
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          226.7              301.4              421.5
        Benefits and other deductions......................          250.4              326.5              443.2
        Losses charged to allowance for future losses......          (23.7)             (25.1)             (21.7)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (129.0)               -                  -
        Federal income tax benefit.........................           45.2                -                  -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (83.8)      $        -         $        -
                                                            =================   ================   =================

        In  1991,   management  adopted  a  plan  to  discontinue  the  business operations of the GIC Segment consisting of group non-participating Wind-Up Annuities and the GIC lines of business. The loss allowance and premium deficiency reserve of $569.6 million provided for in 1991 were based on management's best judgment at that time.

        The Company's quarterly process for evaluating the loss provisions applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the provisions, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the loss provisions by $129.0 million, resulting in a post-tax charge of $83.8 million to discontinued operations' results in the fourth quarter of 1996.

        Management believes the loss provisions for Wind-Up Annuities and GIC contracts at December 31, 1996 are adequate to provide for all future losses; however, the determination of loss provisions continues to involve numerous estimates and subjective judgments regarding the expected performance of discontinued operations investment assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the loss provisions, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the loss provisions are likely to result.

        In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation to provide assets to fund the accumulated deficit of the GIC Segment. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1996, consisted of $1,080.0 million borrowed by the discontinued GIC Segment offset by $83.8 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment.

        Investment income included $88.2 million of interest income for 1994 on amounts due from continuing operations. Benefits and other deductions include $114.3 million, $154.6 million and $219.7 million of interest expense related to amounts borrowed from continuing operations in 1996, 1995 and 1994, respectively.

        Valuation allowances amounted to $9.0 million and $19.2 million on mortgage loans on real estate and $20.4 million and $77.9 million on equity real estate at December 31, 1996 and 1995, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held and used. Writedowns of fixed maturities amounted to $1.6 million, $8.1 million and $17.8 million for 1996, 1995 and 1994, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $12.3 million for 1996.

        The fixed maturity portfolio, based on amortized cost, includes $6.2 million and $15.1 million at December 31, 1996 and 1995, respectively, of restructured securities. These amounts include problem fixed maturities of $.5 million and $6.1 million at December 31, 1996 and 1995, respectively.

        At December 31, 1996 and 1995, problem mortgage loans on real estate had amortized costs of $7.9 million and $35.4 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $208.1 million and $289.3 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                            DECEMBER 31,
                                                                 ------------------------------------
                                                                      1996                1995
                                                                 ----------------   -----------------
                                                                            (IN MILLIONS)
        Impaired mortgage loans with provision for losses.......  $        83.5      $       105.1
        Impaired mortgage loans with no provision for losses....           15.0               18.2
                                                                 ----------------   -----------------
        Recorded investment in impaired mortgages...............           98.5              123.3
        Provision for losses....................................            8.8               17.7
                                                                 ----------------   -----------------
        Net Impaired Mortgage Loans.............................  $        89.7      $       105.6
                                                                 ================   =================

        During 1996 and 1995, the GIC Segment's average recorded investment in impaired mortgage loans was $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $10.1 million and $4.5 million for 1996 and 1995, respectively, including $7.5 million and $.4 million recognized on a cash basis.

        At December 31, 1996 and 1995, the GIC Segment had $263.0 million and $310.9 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                        DECEMBER 31,
                                                            --------------------------------------
                                                                  1996                 1995
                                                            -----------------    -----------------
                                                                        (IN MILLIONS)

        Short-term debt....................................  $      174.1         $        -
                                                            -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.....         399.4                399.3
          7.70% surplus notes scheduled to mature 2015.....         199.6                199.6
          Eurodollar notes, 10.5% due 1997.................           -                   76.2
          Zero coupon note, 11.25% due 1997................           -                  120.1
          Other............................................            .5                 16.3
                                                            -----------------    -----------------
              Total Equitable Life.........................         599.5                811.5
                                                            -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.92% - 12.50% due through 2006..         968.6              1,084.4
                                                            -----------------    -----------------
        Alliance:
          Other............................................          24.7                  3.4
                                                            -----------------    -----------------
        Total long-term debt...............................       1,592.8              1,899.3
                                                            -----------------    -----------------
        Total Short-term and Long-term Debt................  $    1,766.9         $    1,899.3
                                                            =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1996 range from 5.73% (the London Interbank Offering Rate ("LIBOR") plus 22.5 basis points) to 8.25% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1996.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1996.

        In February 1996, Alliance entered into a new $250.0 million five-year revolving credit facility with a group of banks which replaced its
        $100.0  million   revolving  credit  facility  and  its  $100.0  million
        commercial paper back-up revolving credit facility. Under the new revolving credit facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the LIBOR or the Federal Funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for commercial paper to be used under Alliance's $100.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. As of December 31, 1996, Alliance had not issued any commercial paper under its $100.0 million commercial paper program and there were no borrowings outstanding under Alliance's revolving credit facility.

        At December 31, 1996, long-term debt expected to mature in 1997 totaling $174.1 million was reclassified as short-term debt.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. The unamortized discount on the Surplus Notes was $1.0 million at December 31, 1996. Payments of interest on or principal of the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,406.4 million and $1,629.7 million at December 31, 1996 and 1995, respectively, as collateral for certain long-term debt.

        At December 31, 1996, aggregate maturities of the long-term debt based on required principal payments at maturity for 1997 and the succeeding four years are $494.9 million, $316.7 million, $19.7 million, $5.4 million, $0 million, respectively, and $946.7 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Federal income tax expense (benefit):
          Current...............................  $        97.9       $      (11.7)      $        4.0
          Deferred..............................          (88.2)             132.2               96.2
                                                 -----------------   ----------------   -----------------
        Total...................................  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                       1996               1995                1994
                                                 -----------------   ----------------   -----------------
                                                                      (IN MILLIONS)
        Expected Federal income tax expense.....  $        73.0       $      173.7       $      154.5
        Non-taxable minority interest...........          (28.6)             (22.0)             (17.6)
        Differential earnings amount............            -                  -                (16.8)
        Adjustment of tax audit reserves........            6.9                4.1               (4.6)
        Equity in unconsolidated subsidiaries...          (32.3)             (19.4)             (12.5)
        Other...................................           (9.3)             (15.9)              (2.8)
                                                 -----------------   ----------------   -----------------
        Federal Income Tax Expense..............  $         9.7       $      120.5       $      100.2
                                                 =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life no longer is required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994.

        The components of the net deferred Federal income tax account are as follows:

                                                       DECEMBER 31, 1996                  December 31, 1995
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        DAC, reserves and reinsurance..........  $       -        $      166.0      $        -        $     304.4
        Investments............................          -               328.6               -              326.9
        Compensation and related benefits......        259.2               -               293.0              -
        Other..................................          -                 1.8               -               32.3
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     259.2      $      496.4      $      293.0      $     663.6
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                     1996               1995                1994
                                               -----------------   ----------------   -----------------
                                                                    (IN MILLIONS)
        DAC, reserves and reinsurance.........  $      (156.2)      $       63.3       $       12.0
        Investments...........................           78.6               13.0               89.3
        Compensation and related benefits.....           22.3               30.8               10.0
        Other.................................          (32.9)              25.1              (15.1)
                                               -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense...................  $       (88.2)      $      132.2       $       96.2
                                               =================   ================   =================

        The Internal Revenue Service is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Direct premiums....................................  $       461.4       $      474.2       $      476.7
        Reinsurance assumed................................          177.5              171.3              180.5
        Reinsurance ceded..................................          (41.3)             (38.7)             (31.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       597.6       $      606.8       $      625.6
                                                            =================   ================   =================
        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        48.2       $       44.0       $       27.5
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        54.1       $       48.9       $       20.7
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        32.3       $       28.5       $       25.4
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $2.4 million, $260.6 million and $241.0 million for 1996, 1995 and 1994, respectively. Ceded death and disability benefits totaled $21.2 million, $188.1 million and $235.5 million for 1996, 1995 and 1994, respectively. Insurance liabilities ceded totaled $652.4 million and $724.2 million at December 31, 1996 and 1995, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's and EREIM's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $        33.8       $       30.0       $       30.3
        Interest cost on projected benefit obligations.....          120.8              122.0              111.0
        Actual return on assets............................         (181.4)            (309.2)              24.4
        Net amortization and deferrals.....................           43.4              155.6             (142.5)
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        16.6       $       (1.6)      $       23.2
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Actuarial present value of obligations:
          Vested..................................................  $    1,672.2       $    1,642.4
          Non-vested..............................................          10.1               10.9
                                                                   ----------------   -----------------
        Accumulated Benefit Obligation............................  $    1,682.3       $    1,653.3
                                                                   ================   =================
        Plan assets at fair value.................................  $    1,626.0       $    1,503.8
        Projected benefit obligation..............................       1,765.5            1,743.0
                                                                   ----------------   -----------------
        Projected benefit obligation in excess of plan assets.....        (139.5)            (239.2)
        Unrecognized prior service cost...........................         (17.9)             (25.5)
        Unrecognized net loss from past experience different
          from that assumed.......................................         280.0              368.2
        Unrecognized net asset at transition......................           4.7               (7.3)
        Additional minimum liability..............................         (19.3)             (51.9)
                                                                   ----------------   -----------------
        Prepaid Pension Cost......................................  $      108.0       $       44.3
                                                                   ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.5% and 4.25%, respectively, at December 31, 1996 and 7.25% and 4.50%, respectively, at December 31, 1995. As of January 1, 1996 and 1995, the expected long-term rate of return on assets for the retirement plan was 10.25% and 11%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $12.9 million and $35.1 million, net of Federal income taxes, at December 31, 1996 and 1995, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $34.7 million, $36.4 million and $38.1 million for 1996, 1995 and 1994, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1996, 1995 and 1994, the Company made estimated postretirement benefits payments of $18.9 million, $31.1 million and $29.8 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Service cost.......................................  $         5.3       $        4.0       $        3.9
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.6               34.7               28.6
        Net amortization and deferrals.....................            2.4               (2.3)              (3.9)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        42.3       $       36.4       $       28.6
                                                            =================   ================   =================

                                                                              DECEMBER 31,
                                                                   ------------------------------------
                                                                        1996                1995
                                                                   ----------------   -----------------
                                                                              (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees................................................  $      381.8       $      391.8
          Fully eligible active plan participants.................          50.7               50.4
          Other active plan participants..........................          60.7               64.2
                                                                   ----------------   -----------------
                                                                           493.2              506.4
        Unrecognized prior service cost...........................          50.5               56.3
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions.......        (150.5)            (181.3)
                                                                   ----------------   -----------------
        Accrued Postretirement Benefits Cost......................  $      393.2       $      381.4
                                                                   ================   =================

        At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 9.5% in 1996, gradually declining to 3.5% in the year 2009 and in 1995 was 10%, gradually declining to 3.5% in the year 2008. The discount rate used in determining the accumulated postretirement benefits obligation was 7.50% and 7.25% at December 31, 1996 and 1995, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1996 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1996 was $649.9 million. The average unexpired terms at December 31, 1996 range from 2.2 to 2.7 years. At December 31, 1996, the cost of terminating outstanding matched swaps in a loss position was $8.3 million and the unrealized gain on outstanding matched swaps in a gain position was $11.4 million. The Company has no intention of terminating these contracts prior to maturity. During 1996, 1995 and 1994, net gains (losses) of $.2 million, $1.4 million and $(.2) million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1996 of contracts purchased and sold were $5,050.0 million and $500.0 million, respectively. The net premium paid by Equitable Life on these contracts was $22.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related to derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist primarily of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1996 and 1995.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as universal life type contracts are measured at the estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                          DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1996                               1995
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,133.0     $     3,394.6     $     3,638.3     $    3,973.6
        Other joint ventures...................         467.0             467.0             492.7            492.7
        Policy loans...........................       2,196.1           2,221.6           1,976.4          2,057.5
        Policyholders' account balances:
          Association plans....................          78.1              77.3             101.0            100.0
          Group annuity contracts..............       2,141.0           1,954.0           2,335.0          2,395.0
          SPDA.................................       1,062.7           1,065.7           1,265.8          1,272.0
          Annuities certain and SCNILC.........         654.9             736.2             646.4            716.7
        Long-term debt.........................       1,592.8           1,557.7           1,899.3          1,962.9

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,380.7           1,425.6           1,368.8          1,461.4
        Other equity investments...............         105.0             105.0             151.6            151.6
        Policy loans...........................       1,765.9           1,798.0           1,797.2          1,891.4
        SCNILC liability.......................          30.6              34.9              34.8             39.6

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,111.1           1,220.3           1,485.8          1,666.1
        Fixed maturities.......................          42.5              42.5             107.4            107.4
        Other equity investments...............         300.5             300.5             455.9            455.9
        Guaranteed interest contracts..........         290.7             300.5             329.0            352.0
        Long-term debt.........................         102.1             102.2             135.1            136.0

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $244.9 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $205.8 million at December 31, 1996, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1996 totaled $14.6 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1996, the Insurance Group had $51.6 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits has been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, EVLICO and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following eight paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law
        Section 4226 and deceptive practices under New York General Business Law
        Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. On May 29, 1996, the New York County Supreme Court entered a judgment dismissing the complaint with prejudice. Plaintiffs have filed a notice of appeal of that judgment.

        In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al. v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. The Texas action also claims that Equitable Life misrepresented to Texas policyholders that the Texas Insurance Department had approved Equitable Life's rate increases. These actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. On February 9, 1996, Equitable Life removed the Pennsylvania action, Malvin, to the United States District Court for the Middle District of Pennsylvania. Following the decision granting Equitable Life's motion to dismiss the New York action (Golomb), on the consent of the parties the District Court ordered an indefinite stay of all proceedings in the Pennsylvania action, pending either party's right to reinstate the proceeding, and ordered that for administrative purposes the case be deemed administratively closed. On February 2, 1996, Equitable Life removed the Texas action, Bowler, to the United States District Court for the Northern District of Texas. On May 20, 1996, the plaintiffs in Bowler amended their complaint by adding allegations of misrepresentation regarding premium increases on other types of guaranteed renewable major medical insurance policies issued by Equitable Life up to and including 1983. On July 1, 1996, Equitable Life filed a motion for summary judgment dismissing the first amended complaint in its entirety. In August, 1996, the court granted plaintiffs leave to file a supplemental complaint on behalf of a proposed class of Texas policyholders claiming unfair discrimination, breach of contract and other claims arising out of alleged differences between premiums charged to Texas policyholders and premiums charged to similarly situated policyholders in New York and certain other states. Plaintiffs seek refunds of alleged overcharges, exemplary or additional damages citing

        Texas statutory provisions which among other things, permit two times the amount of actual damage plus additional penalties if the acts complained of are found to be knowingly committed, and injunctive relief. Equitable Life has also filed a motion for summary judgment dismissing the supplemental complaint in its entirety. Plaintiffs also obtained permission to add another plaintiff to the first amended and supplemental complaints. Plaintiffs have opposed both motions for summary judgment and requested that certain issues be found in their favor. Equitable Life is in the process of replying.

        On May 22, 1996, a separate action entitled Bachman v. The Equitable Life Assurance Society of the United States, was filed in Florida state court making claims similar to those in the previously reported Golomb action. The Florida action is asserted on behalf of a proposed class of Florida issued or renewed policyholders insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life. The Florida action seeks compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on various common law claims. On June 20, 1996, Equitable Life removed the Florida action to Federal court. Equitable Life has answered the complaint, denying the material allegations and asserting certain affirmative defenses. On December 6, 1996, Equitable Life filed a motion for summary judgment and plaintiff is expected to file its response to that motion shortly.

        On November 6, 1996, a proposed class action entitled  Fletcher,  et al.
        v. The Equitable Life Assurance Society of the United States, was filed in California Superior Court for Fresno County, making substantially the same allegations concerning premium rates and premium rate increases on guaranteed renewable policies made in the Bowler action. The complaint alleges, among other things, that differentials between rates charged California policyholders and policyholders in New York and certain other states, and the methods used by Equitable Life to calculate premium increases, breached the terms of its policies, that Equitable Life misrepresented and concealed the facts pertaining to such differentials and methods in violation of California law, and that Equitable Life also misrepresented that its rate increases were approved by the California Insurance Department. Plaintiffs seek compensatory damages in an unspecified amount, rescission, injunctive relief and attorneys' fees. Equitable Life removed the action to Federal court; plaintiff has moved to remand the case to state court. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Golomb, Malvin, Bowler, Bachman and Fletcher litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigations will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney
        C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N. Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. On June 28, 1996, the court issued a decision and order dismissing with prejudice plaintiff's causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiff's cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. Plaintiffs made a motion for reargument with respect to this order, which was submitted to the court in October 1996. This motion was denied by the court on December 16, 1996.

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States, was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action is brought by an individual who purchased a whole life policy. Plaintiff alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff purports to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1982 to the present. Plaintiff seeks damages, including punitive damages, in an unspecified amount. On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company, was commenced in New York state court. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. On September 21, 1996 Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the court on January 9, 1997. On January 10, 1997, plaintiffs moved for certification of a nationwide class consisting of all persons or entities who were sold one or more life insurance products on a "vanishing premium" basis and/or were allegedly induced to purchase additional policies from EVLICO, using the cash value accumulated in existing policies, from January 1, 1980 through and including December 31, 1996. Plaintiffs further moved to have Michael Bradley designated as the class representative. Discovery regarding class certification is underway.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff brings claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. Equitable Life's and EOC's time to answer or move with respect to the complaint has been extended until February 24, 1997. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley and Dillon litigations should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigations, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The basic allegation of the amended complaint is that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. The court denied Equitable Life and EVLICO's motion to dismiss the amended complaint on September 24, 1996. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Currently, the parties are conducting discovery in connection with plaintiffs' attempt to certify a class. On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the litigations discussed in this paragraph should not have a material adverse effect on the financial position of the Company. Due to the early stages of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Life recently responded to a subpoena from the U.S. Department of Labor ("DOL") requesting copies of any third-party appraisals in Equitable Life's possession relating to the ten largest properties (by value) in the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and has retained EREIM as advisor. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation now appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, in the opinion of management, the ultimate resolution of this matter should not have a material adverse effect on the Company's consolidated financial position or results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), an indirect wholly owned subsidiary of Equitable Life, is party to an arbitration proceeding that commenced in August 1995. The proceeding relates to a dispute among Casualty, Houston General Insurance Company ("Houston
        General") and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement. The arbitration panel issued a final award in favor of Casualty and GEICO General on June 17, 1996. Casualty and GEICO General moved in the pending Texas state court action, with Houston General's consent, for an order confirming the arbitration award and entering judgment dismissing the action. The motion was granted on January 29, 1997. The parties have also stipulated to the dismissal without prejudice of a related Texas Federal court action brought by Houston General against GEICO General and Equitable Life. In connection with confirmation of the arbitration award, Houston General paid to Casualty approximately $839,600 in settlement of certain reimbursement claims by Casualty against Houston General.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of New York granted the defendants' motion to dismiss all counts of the complaint. On October 11, 1996, plaintiffs filed a motion for reconsideration of the court's decision granting defendants' motion to dismiss the Complaint. On November 25, 1996, the court denied plaintiffs' motion for reconsideration. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and that two advertisements used by the Fund misrepresented the risks of investing in the Fund. Plaintiffs also reiterated allegations in the Complaint that the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1997 and the succeeding four years are $113.7 million, $110.6 million, $100.3 million, $72.3 million, $59.3 million and $427.3 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1997 and the succeeding four years are $9.8 million, $6.0 million, $4.5 million, $2.4 million, $.8 million and $.1 million thereafter.

        At December 31, 1996, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $263.0 million, $242.1 million, $219.8 million, $194.3 million, $174.6 million and $847.1 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Compensation costs.................................  $       647.3       $      595.9       $      687.5
        Commissions........................................          329.5              314.3              313.0
        Short-term debt interest expense...................            8.0               11.4               19.0
        Long-term debt interest expense....................          137.3              108.1               98.3
        Amortization of policy acquisition costs...........          405.2              317.8              313.4
        Capitalization of policy acquisition costs.........         (391.9)            (391.0)            (410.9)
        Rent expense, net of sub-lease income..............          113.7              109.3              116.0
        Other..............................................          798.9              710.0              721.4
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,048.0       $    1,775.8       $    1,857.7
                                                            =================   ================   =================

        During 1996, 1995 and 1994, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $24.4 million, $32.0 million and $20.4 million, respectively. The amounts paid during 1996, associated with cost reduction programs, totaled $17.7 million. At December 31, 1996, the liabilities associated with cost reduction programs amounted to $44.5 million. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. Amortization of DAC included $145.0 million writeoff of DAC related to DI contracts in the fourth quarter of 1996.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1996, 1995 and 1994, statutory net
        (loss) earnings totaled $(351.1) million, $(352.4) million and $67.5 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1997.

        At December 31, 1996, the Insurance Group, in accordance with various government and state regulations, had $21.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The New York Insurance Department (the "Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the Department to financial statements prepared in accordance with GAAP in making such determinations. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the Department with net earnings and equity on a GAAP basis.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Net change in statutory surplus and capital stock..  $        56.0       $       78.1       $      292.4
        Change in asset valuation reserves.................          (48.4)             365.7             (285.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................            7.6              443.8                7.2
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................         (298.5)             (66.0)              (5.3)
          DAC..............................................          (13.3)              73.2               97.5
          Deferred Federal income taxes....................          108.0             (158.1)             (58.7)
          Valuation of investments.........................          289.8              189.1               45.2
          Valuation of investment subsidiary...............         (117.7)            (188.6)             396.6
          Limited risk reinsurance.........................           92.5              416.9               74.9
          Contribution from the Holding Company............            -                  -               (300.0)
          Issuance of surplus notes........................            -               (538.9)               -
          Postretirement benefits..........................           28.9              (26.7)              17.1
          Other, net.......................................           12.4              115.1              (44.0)
          GAAP adjustments of Closed Block.................           (9.8)              15.7               (9.5)
          GAAP adjustments of discontinued GIC
            Segment........................................          (89.6)              37.3               42.8
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $        10.3       $      312.8       $      263.8
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Statutory surplus and capital stock................  $     2,258.9       $    2,202.9       $    2,124.8
        Asset valuation reserves...........................        1,297.5            1,345.9              980.2
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,556.4            3,548.8            3,105.0
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,305.0)          (1,006.5)            (940.5)
          DAC..............................................        3,104.9            3,075.8            3,219.4
          Deferred Federal income taxes....................         (306.1)            (452.0)             (29.4)
          Valuation of investments.........................          286.8              417.7             (794.1)
          Valuation of investment subsidiary...............         (782.8)            (665.1)            (476.5)
          Limited risk reinsurance.........................         (336.5)            (429.0)            (845.9)
          Issuance of surplus notes........................         (539.0)            (538.9)               -
          Postretirement benefits..........................         (314.4)            (343.3)            (316.6)
          Other, net.......................................          126.3                4.4              (79.2)
          GAAP adjustments of Closed Block.................          783.7              830.8              740.4
          GAAP adjustments of discontinued GIC
            Segment........................................         (190.3)            (184.6)            (221.9)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,084.0       $    4,258.1       $    3,360.7
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Insurance Operations segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $127.5 million, $124.1 million and $135.3 million for 1996, 1995 and 1994, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $15.7 million, $14.7 million and $27.4 million for 1996, 1995 and 1994, respectively, are eliminated in consolidation.

                                                                  1996               1995                1994
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Insurance operations...............................  $     3,742.9       $    3,614.6       $    3,507.4
        Investment services................................        1,126.1              949.1              935.2
        Consolidation/elimination..........................          (24.5)             (34.9)             (27.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,844.5       $    4,528.8       $    4,415.4
                                                            =================   ================   =================
        Earnings (loss) from continuing  operations
          before Federal income taxes, minority interest
          and cumulative effect of accounting change
        Insurance operations...............................  $       (36.6)      $      303.1       $      327.5
        Investment services................................          311.9              224.0              227.9
        Consolidation/elimination..........................             .2               (3.1)                .3
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          275.5              524.0              555.7
        Corporate interest expense.........................          (66.9)             (27.9)            (114.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       208.6       $      496.1       $      441.5
                                                            =================   ================   =================

                                                   DECEMBER 31,
                                        ------------------------------------
                                             1996                1995
                                        ----------------   -----------------
                                                   (IN MILLIONS)

        Assets
        Insurance operations...........  $    60,464.9      $    56,720.5
        Investment services............       13,542.5           12,842.9
        Consolidation/elimination......         (399.6)            (354.4)
                                        ----------------   -----------------
        Total..........................  $    73,607.8      $    69,209.0
                                        ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1996 and 1995, are summarized below:

                                                                      THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                        (IN MILLIONS)
        1996
        ----
        Total Revenues................  $     1,169.7      $     1,193.6       $    1,193.6         $    1,287.6
                                       =================  =================   ==================   ==================
        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================
        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================
        1995
        ----
        Total Revenues................  $     1,079.1      $     1,164.0       $    1,138.8         $    1,146.9
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        66.3      $       101.7       $      100.2         $       44.6
                                       =================  =================   ==================   ==================

        The quarterly results of operations for 1996 and 1995 have been restated to reflect the Company's accounting change adopted in the fourth quarter of 1996 for long-duration participating life contracts in accordance with the provisions prescribed by SFAS No. 120. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million, reserve strengthening on DI business of $113.7 million, pension par of $47.5 million and the discontinued GIC Segment of $83.8 million.

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   15,728.1       $   10,821.3
        Securities purchased under resale agreements...........................      20,598.7           18,748.2
        Broker-dealer related receivables......................................      16,525.9           13,023.7
        Other assets...........................................................       2,651.0            1,983.3
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        Liabilities:
        Securities sold under repurchase agreements............................  $   29,378.3       $   26,744.8
        Broker-dealer related payables.........................................      19,409.7           12,915.5
        Short-term and long-term debt..........................................       2,704.5            1,742.0
        Other liabilities......................................................       2,164.0            1,750.5
                                                                                ----------------   -----------------
        Total liabilities......................................................      53,656.5           43,152.8
        Cumulative exchangeable preferred stock................................           -                225.0
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0                -
        Total shareholders' equity.............................................       1,647.2            1,198.7
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   55,503.7       $   44,576.5
                                                                                ================   =================
        DLJ's equity as reported...............................................  $    1,647.2       $    1,198.7
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.9               40.5
        The Holding Company's equity ownership in DLJ..........................        (590.2)            (499.0)
        Minority interest in DLJ...............................................        (588.6)            (324.3)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      492.3       $      415.9
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1996                1995
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Commission, fees and other income......................................  $    1,818.2       $    1,325.9
        Net investment income..................................................       1,074.2              904.1
        Dealer, trading and investment gains, net..............................         598.4              528.6
                                                                                ----------------   -----------------
        Total revenues.........................................................       3,490.8            2,758.6
        Total expenses including income taxes..................................       3,199.5            2,579.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         291.3              179.1
        Dividends on preferred stock...........................................          18.7               19.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      272.6       $      159.2
                                                                                ================   =================
        DLJ's earnings applicable to common shares as reported.................  $      272.6       $      159.2
        Amortization of cost in excess of net assets acquired in 1985..........          (3.1)              (3.9)
        The Holding Company's equity in DLJ's earnings.........................        (107.8)             (90.4)
        Minority interest in DLJ...............................................         (73.4)              (6.5)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $       88.3       $       58.4
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB Opinion No. 25. Had compensation expense of the Company's stock option incentive plans for options granted after December 31, 1994 been determined based on the estimated fair value at the grant dates for awards under those plans, the Company's pro forma net earnings for 1996 and 1995 would have been as follows:

                                    1996              1995
                               ---------------   ---------------
                                        (IN MILLIONS)
        Net Earnings
          As Reported.........  $       10.3      $     312.8
          Pro Forma...........  $        3.2      $     311.3

        The fair value of options and units granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using Black-Scholes option pricing models. The option and unit pricing assumptions for 1996 and 1995 are as follows:

                                      HOLDING COMPANY                    DLJ                        ALLIANCE
                                  -------------------------   --------------------------  -----------------------------
                                     1996          1995          1996          1995           1996            1995
                                  -----------   -----------   -----------   ------------  -------------   -------------
        Dividend yield...........     0.80%         0.96%         1.54%         1.85%         8.0%            8.0%
        Expected volatility......    20.00%        20.00%        25.00%        25.00%        23.00%          23.00%
        Risk-free interest rate..     5.92%         6.83%         6.07%         5.86%         5.80%           6.00%

        Expected Life............  5 YEARS       5 years       5 YEARS        5 years      7.43 YEARS      7.43 years
        Weighted fair value
          per option granted.....    $6.94         $5.90         $9.35          -            $2.69           $2.24

        A summary of the Holding Company and DLJ stock option plans and Alliance's Unit option plans are as follows:

                                          HOLDING COMPANY                       DLJ                           ALLIANCE
                                    -----------------------------   -----------------------------   -----------------------------
                                                      Options                         Options                         Options
                                                    Outstanding                     Outstanding                     Outstanding
                                                      Weighted                        Weighted                        Weighted
                                                      Average                         Average                         Average
                                      Shares         Exercise          Shares        Exercise           Units         Exercise
                                    (In Millions)      Price        (In Millions)     Price         (In Millions)      Price
                                    -------------   -------------   -------------   -------------   -------------   -------------
        Balance as of
          January 1, 1994........         6.1                             -                               3.2
          Granted................          .7                             -                               1.2
          Exercised..............         -                               -                               (.5)
          Forfeited..............         -                               -                               (.1)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1994......         6.8                             -                               3.8
          Granted................          .4                             9.2                             1.8
          Exercised..............         (.1)                            -                               (.5)
          Expired................         (.1)                            -                               -
          Forfeited..............         (.3)                            -                               (.3)
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1995......         6.7           $20.27            9.2          $27.00             4.8           $17.72
          Granted................          .7           $24.94            2.1          $32.54              .7           $25.12
          Exercised..............         (.1)          $19.91            -              -                (.4)          $13.64
          Expired................         (.6)          $20.21            -              -                -               -
          Forfeited..............         -               -               (.2)         $27.00             (.1)          $19.32
                                    -------------                   -------------                   -------------
        Balance as of
          December 31, 1996......         6.7           $20.79           11.1          $28.06             5.0           $19.07
                                    =============   =============   =============   =============   =============   =============

        Information with respect to stock and unit options outstanding and exercisable at December 31, 1996 is as follows:

                                      Options Outstanding                                          Options Exercisable
        -------------------------------------------------------------------------------    --------------------------------------
                                                       Weighted
                                                        Average           Weighted                                 Weighted
              Range of               Number            Remaining           Average               Number             Average
              Exercise            Outstanding         Contractual         Exercise            Exercisable           Exercise
               Prices            (In Millions)        Life (Years)          Price            (In Millions)           Price
        ---------------------   -----------------   ---------------   -----------------    -------------------   ----------------
               Holding
               Company
        ---------------------
        $18.125-$27.75                 6.7                 7.00             $20.79                3.4                $20.18
                                =================   ===============   =================    ===================   ================

                 DLJ
        ---------------------
        $27.00-$33.50                 11.1                 9.00             $28.06                -                    -
                                =================   ===============   =================    ===================   ================

              Alliance
        ---------------------
        $ 6.0625-$15.9375              1.3                 4.76             $12.97                1.2                $12.58
        $16.3125-$19.75                1.1                 8.19             $19.13                 .2                $18.69
        $19.875 -$19.875               1.0                 7.36             $19.88                 .4                $19.88
        $20.75  -$24.375                .9                 8.46             $22.05                 .3                $21.84
        $24.375 -$25.125                .7                 9.96             $25.13                -                    -
                                -----------------                                          -------------------
        $ 6.0625-$25.125               5.0                 7.43             $19.07                2.1                $15.84
                                =================   ===============   =================    ===================   ================

                                                                      APPENDIX A
MANAGEMENT

Here is a list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
Claude Bebear                     Director  of  Equitable  since  July  1991.  Chairman  of  the  Board of the  Holding  Company
AXA-UAP                           (February  1996 - present) and a Director of other  affiliates of  Equitable.  Chairman of the
23, Avenue Matignon               Executive Board of AXA-UAP  ("AXA-UAP")  since January 1997.  Prior thereto,  he was  Chairman
75008 Paris, France               and  Chief  Executive  Officer  of AXA S.A.  Chief  Executive  Officer  of the  AXA-UAP  Group
                                  (formerly known as the AXA Group) since 1974 and Chairman or Director of numerous subsidiaries and affiliated companies of the AXA-UAP Group.
--------------------------------------------------------------------------------------------------------------------------------
Christopher J. Brocksom           Director  of  Equitable  since  July 1992.  Chief  Executive  Officer,  AXA Equity & Law  Life
AXA Equity & Law                  Assurance  Society PLC ("AXA Equity & Law") and various  directorships  and  officerships with
Elbury 9                          AXA Equity & Law affiliated companies.
Weedon Lane
Buckinghamshire HP 6505
England
--------------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                Director of Equitable  since July 1992.  Senior  Executive Vice President Human  Resources and
AXA-UAP                           Communications of AXA-UAP, and various positions with AXA-UAP affiliated  companies.  Director
23, Avenue Matignon               of the Holding Company.
75008 Paris, France
--------------------------------------------------------------------------------------------------------------------------------
Henri de Castries                 Director  of  Equitable  since  September  1993.  Vice  Chairman  of the Board  of the Holding
AXA-UAP                           Company since February 1996.  Senior  Executive  Vice President  Financial  Services and  Life
23, Avenue Matignon               Insurance  Activities of AXA-UAP since 1996. Also Director or Officer of various  subsidiaries
75008 Paris, France               and affiliates of the AXA-UAP Group.  Director of the Holding  Company and of other  Equitable affiliates.  Previously held other officerships with the AXA Group.
--------------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                  Director  of  Equitable  since  May 1982.  Chairman  (since  April  1988) and Chief  Executive
The McGraw-Hill Companies         Officer (since April 1983) of The  McGraw-Hill Companies.  Director  of  the Holding  Company.
1221 Avenue of the Americas
New York, NY 10020
--------------------------------------------------------------------------------------------------------------------------------
William T. Esrey                  Director of  Equitable  since July 1986.  Chairman  (since  April  1990) and  Chief  Executive
Sprint Corporation                Officer (since 1985) of Sprint Corporation.  Director of the Holding Company.
P.O. Box 11315
Kansas City, MO 64112
--------------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou                 Director of Equitable since July 1992.  Chairman  and Chief Executive  Officer,  Rhone-Poulenc
Rhone-Poulenc S.A.                S.A.  since  1986.  Member of the  Supervisory  Board of  AXA-UAP.  Director  of  the  Holding
25, Quai Paul Doumer              Company.
92408 Courbevoie Cedex
France
--------------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                 Director of Equitable since March 1989.  President, Xavier University of Louisiana.
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA  70125
--------------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                  Director of Equitable since July 1991.  Partner,  LeBoeuf,  Lamb, Greene & MacRae since  1965.
LeBouef, Lamb, Greene & MacRae    Director of the Holding Company.
125 West 55th Street
New York, NY  10019-4513
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
--------------------------------------------------------------------------------------------------------------------------------
John T. Hartley                   Director of Equitable  since August 1987.  Retired  Chairman and Chief  Executive  Officer  of
Harris Corporation                Harris Corporation (retired since July 1995);  previously held other officerships with  Harris
1025 NASA Boulevard Corporation   Corporation. Director of the Holding Company.
Melbourne, FL  32919
--------------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell, Jr.            Director of Equitable since July 1992.  Managing  Director of Dillon,  Read & Co., Inc.  since
Dillon, Read & Co., Inc.          1975 and member of its Board of Directors. Director of the Holding Company.
535 Madison Avenue
New York, NY  10022
--------------------------------------------------------------------------------------------------------------------------------
Mary R. (Nina) Henderson          Director of Equitable  since December 1996.  President of CPC Specialty  Markets Group of  CPC
CPC Specialty Markets Group       International,  Inc. since 1993. Prior thereto,  President of CPC Specialty Products  and Best
700 Sylvan Avenue                 Foods Exports. Director of the Holding Company.
Englewood Cliffs, NJ 07632
--------------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                  Director of Equitable  since July 1992.  President of Jarmain Group Inc. since 1979;  also  an
Jarmain Group Inc.                Officer  or  Director  of  several  affiliated  companies.   Chairman  and  Director  of   FCA
121 King Street West              International  Ltd.  Director  of various AXA  affiliated  companies.  Previously  held  other
Suite 2525, Box 36                officerships with FCA International. Director of the Holding Company.
Toronto, Ontario M5H 3T9,
Canada
--------------------------------------------------------------------------------------------------------------------------------
G. Donald Johnston, Jr.           Director of Equitable since January 1986. Retired Chairman  and Chief Executive  Officer,  JWT
184-400 Ocean Road                Group, Inc. and J. Walter Thompson Company.
John's Island
Vero Beach, FL  32963
--------------------------------------------------------------------------------------------------------------------------------
Winthrop Knowlton                 Director of Equitable since October 1973.  Chairman of the Board of  Knowlton  Brothers,  Inc.
Knowlton Brothers, Inc.           since May 1989; also President of Knowlton  Associates,  Inc. since  September 1987;  Director
530 Fifth Avenue                  of the Holding Company.
New York, NY  10036
--------------------------------------------------------------------------------------------------------------------------------
Arthur L. Liman                   Director of Equitable  since March 1984.  Partner,  Paul, Weiss,  Rifkind,  Wharton & Garrison
Paul, Weiss, Rifkind,             since 1966. Director of the Holding Company.
Wharton and Garrison
1285 Avenue of the Americas
New York, NY  10019
--------------------------------------------------------------------------------------------------------------------------------
George T. Lowy                    Director of Equitable since July 1992.  Partner, Cravath, Swaine & Moore since 1965.
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY  10019
--------------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne         Director  of  Equitable  since  February  1996.  Chairman  and  Chief  Executive   Officer  of
Schneider S.A.                    Schneider  S.A. since 1981 and Chairman or Director of numerous  subsidiaries  and  affiliated
64-70, Avenue Jean-Baptiste       companies of Schneider.  Director of AXA-UAP and the Holding Company.
Clement
92646 Boulogne-Billancourt
Cedex
France
--------------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.              Director  of  Equitable  since May 1987.  Retired  Chairman  and  Chief  Executive  Officer of
P.O. Box 397                      American  Cyanamid  Company  (until  April 1993);  previously  held  other  officerships  with
Newton, NJ  07860                 American Cyanamid. Director of the Holding Company.
--------------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                  Director of  Equitable  since March 1991.  Chairman and Chief  Executive  Officer  of Alliance
Alliance Capital Management       since  1977 and  Chairman  or  Director of numerous  subsidiaries  and affiliated companies of
Corporation                       Alliance. Director of the Holding Company.
1345 Avenue of the Americas
New York, NY  10105
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OFFICERS and DIRECTORS
--------------------------------------------------------------------------------------------------------------------------------
William  T. McCaffrey             Director,  Senior  Executive  Vice   President  and  Chief   Operating  Officer  of  Equitable
                                  (all since February 1996).  Executive Vice President and Chief  Administrative  Officer (since
                                  February 1994) of the Holding Company.  Director of various  Equitable  affiliated  companies.
                                  Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Joseph J. Melone                  Chairman, Chief Executive Officer and President of Equitable.  Chief Executive Officer  of the
                                  Holding  Company since February 1996 and Director and President of the Holding  Company  since
                                  May 1992. Director of various Equitable and AXA-UAP affiliated companies.
--------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
A. Frank Beaz                     Senior Vice President,  Equitable.  Executive Vice President, EQ Financial  Consultants,  Inc.
                                  ("EQF") (since May 1995). Director,  Equitable Realty Assets  Corporation since December 1996.
                                  Previously held other  officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                    Senior Vice President, Equitable. Previously held other officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                      Senior Vice President and Deputy Chief Financial  Officer,  Equitable.  Senior Vice President,
                                  the Holding  Company;  Vice  President and  Director,  EQ Advisors  Trust (EQAT);  Chairman of
                                  Frontier Trust Company and Director of various Equitable affiliated companies. Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                    Vice President and Treasurer,  Equitable and the Holding Company;  Treasurer,  EquiSource  and
                                  Frontier Trust Company.  Vice President and Treasurer,  Equitable  Casualty Insurance  Company
                                  and EQAT. Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Jerry M. de St. Paer              Executive Vice President,  Equitable.  Senior  Executive Vice President  (since  May 1996) and
                                  Chief  Financial  Officer (since May 1992) of the Holding  Company.  Executive Vice  President
                                  and Chief  Operating  Officer (since  September  1994) of  Equitable  Investment  Corporation.
                                  Director of various Equitable affiliated companies.  Previously held various officerships with
                                  Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Gordon G. Dinsmore                Senior Vice  President,  Equitable.  Executive Vice  President,  EQF.  Vice  President,  EQAT.
                                  Director of other Equitable  affiliated  companies.  Previously held  other  officerships with
                                  Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                 Senior Vice President and  Controller,  Equitable and  the Holding  Company.  Previously  held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                     Senior Vice President and Auditor,  Equitable.  Vice President  and Auditor,  Holding  Company
                                  (since September 1994). Vice  President/Auditor,  National Westminster  Bank (November 1984 to
                                  June 1993).
--------------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                  Executive Vice President and General Counsel,  Equitable and  the Holding Company.  Previously
                                  held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                  Vice President and Chief Compliance  Officer,  Equitable.  Previously  held other officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                 Senior Vice President,  Equitable. Chairman and Chief Executive Officer, EQF. Vice  President,
                                  EQAT and HRT. Director,  Equitable  Underwriting and Sales  Agency (Bahamas),  Ltd. (since May
                                  1996) and Colorado (since January 1995).  Previously held  other  officerships  with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                    Executive Vice President and Chief Investment  Officer,  Equitable.  Executive  Vice President
                                  (since May 1995) and Chief Investment  Officer (since July 1995),  Holding  Company.  Trustee,
                                  HRT and  President  and  Trustee,  EQAT.  Director  of Alliance  and  Equitable  Real  Estate.
                                  Executive Vice President EQF. Prior to May 1995, Vice President/Manager,  Insurance  Companies
                                  Investment  Strategies  Group,  Salomon  Brothers,  Inc. Prior to November 1992,  with  Morgan
                                  Stanley & Co., Inc., as Principal, Fixed Income Insurance Group.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                BUSINESS EXPERIENCE
BUSINESS ADDRESS                  WITHIN PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
--------------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale               Senior Vice President,  Equitable. Director of Equitable Agri-Business,  Inc. Previously  held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Michael J. Rich                   Senior Vice  President,  Equitable.  Prior to October 1994,  Vice President  of  Underwriting,
                                  John Hancock Mutual Life Insurance Co.
--------------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                   Vice President,  Secretary and Associate  General Counsel,  Equitable and the Holding Company,
                                  both since September 1995. Previously held other officerships with Equitable.
--------------------------------------------------------------------------------------------------------------------------------
Samuel B. Shlesinger              Senior  Vice  President  and  Actuary,  Equitable.  Director,  Chairman  and  Chief  Executive
                                  Officer,  The  Equitable  of  Colorado,  Inc.  since  1985.  Vice  President,  HRT  and  EQAT.
                                  Previously held other officerships with Equitable and its affiliates.
--------------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                    Executive  Vice  President  and Chief Agency  Officer,  Equitable,  since  August 1994.  Prior thereto, with Equitable as Sales/Agency Manager.
--------------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                  Senior  Executive Vice President and Chief  Financial  Officer,  Equitable  since  April 1996.
                                  Executive Vice President,  Holding Company.  Vice President,  EQAT. Prior  thereto,  Chairman,
                                  Insurance Consulting and Actuarial Practice, Coopers & Lybrand.
--------------------------------------------------------------------------------------------------------------------------------

                                                                      APPENDIX B

COMMUNICATING PERFORMANCE DATA

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trusts and may compare the performance or ranking of the
Separate Account Funds and the Trusts' portfolios with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds, or (3) data developed by us derived from such indices or averages. Advertisements or other communications furnished to present or prospective policyowners may also include evaluations of a Separate Account Fund or Trust portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuities / Life, Business Week, Forbes, Fortune, Institutional Investor, Money, Kiplinger's Personal Finance, Financial Planning, Investment Adviser, Investment Management Weekly, Money Management Letter, Investment Dealers Digest, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, The Wall Street Journal, the Los Angeles Times and the Chicago Tribune.

Performance data for peer universes of funds with similar investment objectives are compiled by Lipper Analytical Services, Inc. (Lipper) in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey) and Morningstar, Inc. in the Morningstar Variable Annuity / Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 funds underlying variable annuity and life insurance products. The Lipper Survey divides these actively managed funds into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which differ in terms of the types of fees reflected in performance data. The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts. The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects asset-based charges that relate only to the underlying mutual fund.

The Morningstar Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following chart presents historical return trends for various types of securities. The information presented, while not directly related to the performance of the Funds of the Separate Account or the Trusts' portfolios, may help to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may be able to better determine how you wish to allocate your SP-Flex premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long or short-term debt securities, although common stocks have been subject to more dramatic changes in value over short periods of time. The Common Stock Fund of the Separate Account may, therefore, be a desirable selection for policyowners who are willing to accept such risks. Policyowners who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their net premiums to those funds that invest primarily in common stock. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The chart on page B-2 illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1996 for common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and Treasury Bills. The Consumer Price Index is shown as a measure of inflation for comparison purposes. The average annual returns assume the reinvestment of dividends, capital gains and interest.

The information presented is an historical record of unmanaged groups of securities and is neither an estimate nor a guarantee of future results. In addition, investment management fees and expenses and charges associated with a variable life insurance policy, are not reflected.

The rates of return illustrated do not represent returns of the Separate Account or the Trusts and do not constitute a representation that the performance of the Separate Account Funds or the Trusts' portfolios will correspond to rates of return such as those illustrated in the chart. For a comparative illustration of performance results of the portfolios of The Hudson River Trust, see page B-1 of the HRT prospectus.

                                                                AVERAGE ANNUAL RATES OF RETURN

FOR THE
FOLLOWING                                       LONG-TERM        LONG-TERM      INTERMEDIATE-        U.S.           CONSUMER
PERIODS ENDING                  COMMON         GOVERNMENT        CORPORATE       TERM GOV'T        TREASURY           PRICE
12/31/96:                       STOCKS            BONDS            BONDS            BONDS            BILLS            INDEX
--------                        ------            -----            -----            -----            -----            -----
 1 year..................        23.07%           -0.93%            1.40%            2.10%            5.21%            3.58%
 3 years.................        19.66             6.36             6.72             4.19             4.90             2.93
 5 years.................        15.20             8.98             8.52             6.17             4.22             2.89
10 years.................        15.28             9.39             9.48             7.77             5.46             3.70
20 years.................        14.55             9.54             9.71             9.14             7.28             5.15
30 years.................        11.85             7.75             8.24             8.27             6.73             5.39
40 years.................        11.18             6.51             6.99             7.08             5.80             4.47
50 years.................        12.59             5.33             5.76             5.89             4.89             4.08
60 years.................        11.19             5.06             5.38             5.32             4.10             4.13
Since 1926...............        10.71             5.08             5.64             5.21             3.74             3.12
Inflation Adjusted
Since 1926...............         7.36             1.90             2.44             2.02             0.60

----------------------------

*Source:  Ibbotson,  Roger G. and Rex A. Sinquefield,  STOCKS, BONDS, BILLS, AND
 INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 1997 YEARBOOK,(TM) Ibbotson Associates, Inc., Chicago. All rights reserved.

Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

Long-term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.

Long-term Corporate Bonds -- For the period 1969 - 1996, represented by the Salomon Brothers Long-Term, High-Grade Corporate Bond Index; for the period 1946
- 1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969 - 1996; for the period 1926 - 1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.

Intermediate-term   Government  Bonds  --  Measured  by  a  one-bond   portfolio
constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Inflation -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

                       VARIABLE LIFE INSURANCE POLICY WITH
                            ADDITIONAL PREMIUM OPTION

                                   SP-FLEX(TM)

                                 [SP-FLEX LOGO]

                                    ISSUED BY
        [EQUITABLE VARIABLE LIFE INSURANCE COMPANY LOGO -- 1986 VERSION]

VM 369                                       PROSPECTUS DATED SEPTEMBER 30, 1987

                             THE HUDSON RIVER TRUST

                          PRINCIPAL OFFICE LOCATED AT:
                               787 SEVENTH AVENUE
                              NEW YORK, N.Y. 10019

HRT 102                                      PROSPECTUS DATED SEPTEMBER 30, 1987

                                   SP-FLEX(TM)

                       VARIABLE LIFE INSURANCE POLICY WITH
                            ADDITIONAL PREMIUM OPTION

SP-Flex(TM) (Policy Form No. 87-500) is a variable life insurance policy that currently requires payment of only one premium. SP-Flex is issued by Equitable Variable Life Insurance Company. The minimum initial premium for policies on insured persons over age 30 is $10,000 (age 30 or under, the minimum is $5,000). However, you may also make additional premium payments ($1,000 minimum), subject to certain conditions. Before issuing a policy or accepting any additional premium payments, we require satisfactory evidence of insurability.

Your entire initial premium and, after deduction of a $25 administrative charge, any additional premiums are deposited in your Policy Account. The value of your Policy Account will increase or decrease with the investment experience of the assets supporting your policy. The value of your Policy Account will also reflect the cost of insurance and expenses. You may incur a surrender charge if you surrender your policy or allow it to lapse.

The amounts in your Policy Account are allocated, at your direction, among one or more of the investment divisions of Equitable Variable's Separate Account FP. We invest each of the investment divisions of our Separate Account in shares of a corresponding portfolio of The Hudson River Trust, a mutual fund that invests the assets of separate accounts of insurance companies. The Trust is the successor to The Hudson River Fund, Inc. pursuant to an Agreement and Plan of Reorganization dated September 30, 1987.

The prospectus for the Trust, attached to this prospectus, describes the investment objectives, policies and risks of each of the Trust's portfolios. Currently, the following portfolios are available:

      o Aggressive Stock      o Global            o Balanced
      o High Yield            o Common Stock      o Money Market

Your Policy Account will vary in value with the investment performance of the corresponding Fund portfolios, and there is no minimum Policy Account value. This means that you will bear the investment risk for the amounts in your Policy Account.

SP-Flex pays an Insurance Benefit (net of any indebtedness) when the insured person dies if the policy is still in effect. The Insurance Benefit equals the amount in your Policy Account on the day the insured person dies less any unpaid cost of insurance charges, times a factor which is based on the insured person's age and sex. There is no minimum Insurance Benefit.

SP-FLEX IS A VARIABLE LIFE INSURANCE POLICY DESIGNED FOR SINGLE PREMIUM PURCHASES. SP-FLEX OFFERS A LIMITED OPPORTUNITY TO PAY ADDITIONAL PREMIUMS. YOU ARE NOT REQUIRED TO PAY ANY ADDITIONAL PREMIUMS.

Your policy is serviced at the Administrative Office shown on page 3 of your policy when it is issued. Our Home Office is 787 Seventh Avenue, New York, N.Y. 10019, telephone (212) 714-4643.

You have the right to examine this policy and return it to us for a refund within 10 days after you receive it.

PLEASE READ THIS PROSPECTUS FOR DETAILS ON THE POLICY BEING OFFERED TO YOU, AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS IS NOT VALID UNLESS IT IS ATTACHED TO A CURRENT PROSPECTUS FOR THE HUDSON RIVER TRUST.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

REPLACING YOUR EXISTING INSURANCE OR, IF YOU ALREADY OWN A FLEXIBLE PREMIUM INSURANCE POLICY, ACQUIRING ADDITIONAL INSURANCE THROUGH THE POLICY DESCRIBED IN THIS PROSPECTUS, MAY NOT BE TO YOUR ADVANTAGE.

THE DATE OF THIS PROSPECTUS IS SEPTEMBER 30, 1987

VM-369
Copyright 1987 Equitable Variable Life Insurance Company. All rights reserved.

In this prospectus "Equitable Variable", "we", "our" and "us" mean Equitable Variable Life Insurance Company, a New York stock life insurance company. We are a wholly-owned subsidiary of The Equitable Life Assurance Society of the United States, a New York mutual life insurance company (Equitable).

"You" and "your" mean the owner of the policy. We refer to the person who is covered by the policy as the "insured person", because the insured person and the policyowner may not be the same.

                                TABLE OF CONTENTS

                                                                       PAGE

PART 1 -- SUMMARY.........................................................1
          FEATURES OF SP-FLEX.............................................1
          INVESTMENT CHOICES..............................................1
          CHARGES.........................................................2
          USING YOUR POLICY ACCOUNT.......................................2
          ADDITIONAL INFORMATION..........................................3
          RATES OF RETURN.................................................3
          HYPOTHETICAL ILLUSTRATIONS......................................4
PART 2 -- DETAILED INFORMATION ABOUT EQUITABLE VARIABLE
  AND SP-FLEX INVESTMENT CHOICES..........................................6
          EQUITABLE VARIABLE..............................................6
          EQUITABLE.......................................................6
             Equitable's Investment In Equitable Variable.................6
             Donaldson, Lufkin & Jenrette, Inc............................6
          INVESTMENT CHOICES..............................................7
          THE SEPARATE ACCOUNT AND ITS DIVISIONS..........................7
             A Unit Investment Trust......................................7
             The Investment Divisions Of The Separate
                Account...................................................7
             Other Policies Use The Separate Account......................7
             We Own The Assets Of The Separate
                Account...................................................7
          THE TRUST.......................................................7
          PREDECESSORS OF THE TRUST.......................................8
          INVESTMENT OBJECTIVES OF THE PORTFOLIOS.........................8
          THE TRUST'S INVESTMENT ADVISER..................................9
PART 3 -- DETAILED INFORMATION ABOUT SP-FLEX.............................10
          PREMIUMS.......................................................10
             You Direct The Investment Of Your
                Premiums.................................................10
          CHARGES........................................................10
             Deductions From Premiums....................................10
             Policy Account Charges......................................10
             Expenses Of The Trust.......................................11
             Surrender Charge............................................11
             Transfer Charge.............................................12
          INSURANCE BENEFIT..............................................12
          YOUR POLICY ACCOUNT VALUE......................................13
             Amounts In The Separate Account.............................13
             How We Determine Unit Value.................................13
          BORROWING FROM YOUR POLICY ACCOUNT.............................14
             How To Request A Loan.......................................14
             Policy Loan Interest........................................14
             Interest On Your Loaned Policy Account......................15
             When Interest Is Due........................................15
             Repaying The Loan...........................................15
             The Effects Of A Policy Loan................................16
          OTHER POLICY ACCOUNT TRANSACTIONS..............................16
             Changing Your Premium Allocations...........................16
             Transfers Among Investment Choices..........................16
             Surrendering Your Policy For Cash...........................16
          YOUR RIGHT TO EXAMINE THE POLICY...............................16
          YOUR RIGHT TO EXCHANGE THE POLICY..............................16
          YOUR POLICY CAN LAPSE..........................................17
          POLICY PERIODS, ANNIVERSARIES, DATES AND AGES..................17
          LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY....................18
          ADDITIONAL INFORMATION ABOUT SP-FLEX...........................18
             When We Pay Proceeds........................................18
             Your Payment Options........................................19
             Your Beneficiary............................................20
             Assigning Your Policy.......................................20
             Employee Benefit Plans......................................20
             Our Reports To Policyowners.................................20
             Dividends...................................................20
PART 4 -- ADDITIONAL INFORMATION.........................................21
          TAX EFFECTS....................................................21
             Policy Proceeds.............................................21
             Pension And Profit-Sharing Plans............................22
             Our Income Taxes............................................22
             Tax Reform..................................................22
             When We Withhold Income Taxes...............................22
          YOUR VOTING PRIVILEGES.........................................23
             Trust Voting Privileges.....................................23
             How We Determine Your Voting Shares.........................23
             How Trust Shares Are Voted..................................23
             Voting Privileges Of Others.................................24
             Separate Account Voting Privileges..........................24
          SPECIAL ISSUE PROGRAMS.........................................24
             Purpose.....................................................24
             Guidelines..................................................24
          OUR RIGHT TO CHANGE HOW WE OPERATE.............................24
          SALES AND OTHER AGREEMENTS.....................................25
             Agents Are Paid Sales Commissions...........................25
             Brokers Are Paid Commissions................................25
             Applications................................................25
             Our Joint Service Agreement With Equitable..................25
          REGULATION.....................................................26
          LEGAL MATTERS..................................................26
          LEGAL PROCEEDINGS..............................................26
          FINANCIAL AND ACTUARIAL EXPERTS................................26
          ADDITIONAL INFORMATION.........................................26
          MANAGEMENT.....................................................27
PART 5 -- ILLUSTRATIONS OF INSURANCE BENEFIT, POLICY ACCOUNT
  AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS....................30
PART 6 -- FINANCIAL STATEMENTS...........................................37

The purpose of the policy we are offering is to provide insurance protection for a policy's beneficiary.

We do not claim that the policy is in any way similar to or comparable to a mutual fund's systematic investment plan.

The policy is not available in all states. This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. Equitable Variable does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by Equitable Variable.

PART 1:  SUMMARY

Unless indicated otherwise, the discussion in this prospectus assumes that there is no policy loan outstanding and that state variations will be covered by prospectus supplement or policy endorsement, as appropriate. The terms under which SP-Flex is issued may also vary from those described in this prospectus based on particular circumstances. See "Special Issue Programs" in Part 4.

The description of SP-Flex in this prospectus is subject to the terms of the policy you buy and any supplement or endorsement to it. You may review a copy of our policy and any supplement or endorsement to it on request.

FEATURES OF SP-FLEX

PREMIUMS. You purchase SP-Flex with a single initial premium payment. The minimum initial premium payment for policies on insured persons over age 30 is $10,000 (age 30 or under, the minimum is $5,000). If you provide us with satisfactory evidence that the insured person is still insurable, you may pay additional premiums ($1,000 minimum) after the second policy year, subject to certain conditions. In addition, if we impose the maximum cost of insurance charges permitted under your policy, an additional premium could be required to keep your policy from lapsing.

POLICY ACCOUNT. Your entire initial premium and, after deduction of a $25 administrative charge, any additional premiums you pay are put in your Policy Account. The amounts in your Policy Account are allocated, at your direction, among one or more of the divisions of our Separate Account FP (the Separate Account).

Your Policy Account reflects the amount of premiums paid, charges for the cost of insurance and expenses, the investment experience of amounts you have allocated to one or more divisions of the Separate Account and interest declared on your Loaned Policy Account (amounts set aside to secure any borrowing you have made under your SP-Flex policy). No minimum Policy Account value is guaranteed. See "Your Policy Account Value" and "Policy Periods, Anniversaries, Dates And Ages" in Part 3.

INSURANCE BENEFIT. SP-Flex pays an Insurance Benefit (net of any indebtedness) when the insured person dies if the policy is still in effect. The Insurance Benefit equals the amount in the Policy Account on the day the insured person dies less any unpaid cost of insurance charges, times a factor. The factor used depends on the insured person's sex and age. The factor generally declines as the insured person gets older. No minimum Insurance Benefit is guaranteed. See "Insurance Benefit" and "Additional Information about SP-Flex -- Your Payment Options" in Part 3.

INVESTMENT CHOICES

You may allocate amounts in your Policy Account to one or more of the investment divisions of our Separate Account. The current investment divisions are:

        o Aggressive Stock            o Common Stock
        o High Yield                  o Balanced
        o Global                      o Money Market

Each of the investment divisions invests in shares of a corresponding portfolio of The Hudson River Trust (the Trust), a "series" type mutual fund. The portfolios of the Trust have different investment objectives.

Equitable Capital Management Corporation (Equitable Capital) is the investment adviser of the Trust. The maximum effective annual rate at which the Trust pays advisory fees is .55% of the average daily value of a portfolio's aggregate net assets.

For a full description of the Trust, see the Trust's prospectus, which is attached to this prospectus, and the Trust's Statement of Additional Information referred to therein.

CHARGES

DEDUCTIONS FROM PREMIUMS. Your entire initial premium is put in your Policy Account. No deductions are made from your initial premium. However, any additional premiums you choose to pay are subject to a $25 administrative charge. See "Charges -- Deductions From Premiums" in Part 3. Also, as described below, all premiums may be subject to a surrender charge.

POLICY ACCOUNT CHARGES. In determining the value of the amounts you have in the divisions of the Separate Account, charges are deducted daily at effective annual rates of .85% for mortality and expense risks and .35% for administrative costs. We guarantee that the rates for mortality and expense risks and administrative costs will not increase.

We also make a charge for the cost of insurance under your policy. We guarantee that the cost of insurance charges under your policy will not exceed cost of insurance charges based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables. Currently, the charge for the cost of insurance is deducted daily at an effective annual rate of .60%. See "Charges -- Policy Account Charges" in Part 3.

In addition, we reserve the right to make a charge in the future for taxes or provisions made for taxes.

EXPENSES OF THE TRUST. Shares of the Trust are purchased and redeemed at their net asset value which reflects management fees and other expenses already deducted from the assets of the Trust. The Trust does not impose a sales charge. See "The Trust" in Part 2.

SURRENDER CHARGE. If you surrender your policy or allow it to lapse you will incur a surrender charge. The maximum charge is 7% of the initial premium and 5% of each additional premium. The charge is a contingent deferred sales load which is based on premium payments and declines 1% each policy year to zero over a fixed surrender charge period. See "Charges -- Surrender Charge" and "Your Policy Can Lapse" in Part 3.

USING YOUR POLICY ACCOUNT

BORROWING FROM YOUR POLICY ACCOUNT. You may borrow up to 95% of the Cash Surrender Value on the date of the borrowing, using only your policy as security for the loan. The Cash Surrender Value is the difference between the value of your Policy Account (net of any unpaid cost of insurance charge) and any applicable surrender charge. Up to a certain loan amount, the interest charged on your loan will, in effect, be offset by the interest we declare on your Loaned Policy Account. The interest rate charged on borrowings in excess of this amount will be no more than 2% over the interest rate we declare on your Loaned Policy Account. See "Borrowing From Your Policy Account" in Part 3.

TRANSFERS AMONG INVESTMENT CHOICES. You may transfer amounts in your Policy Account among the divisions of our Separate Account. Transfers take effect on the date we receive your request. We require minimum amounts for any transfer, usually $500. Currently, you may make transfers among your investment choices without charge. However, we may impose a transfer charge in the future of up to $25 if you make more than four transfers a year. See "Other Policy Account Transactions -- Transfers Among Investment Choices" in Part 3.

SURRENDERING YOUR POLICY FOR CASH. If you surrender the policy for cash, we will pay you the Net Cash Surrender Value (Cash Surrender Value less any outstanding loan and loan interest due). See "Other Policy Account Transactions -- Surrendering Your Policy For Cash" in Part 3.

ADDITIONAL INFORMATION

YOUR RIGHT TO EXAMINE THIS POLICY. You have a right to examine the policy and, if you wish, return it to us for a refund. Your request must be postmarked no later than 10 days after you receive your policy. See "Your Right To Examine The Policy" in Part 3.

YOUR RIGHT TO EXCHANGE THIS POLICY. Within 24 months of your policy's Issue Date, you may exchange it for a policy of permanent fixed benefit life insurance on the life of the insured person. This exchange will not require evidence of insurability. See "Your Right To Exchange The Policy" in Part 3.

TAX EFFECTS OF SP-FLEX. Generally, the Insurance Benefit paid to the beneficiary of this policy is not subject to Federal income tax. In addition, under current Federal tax law, you do not generally have to pay income tax on any earnings in your Policy Account as long as they remain in your Policy Account. See "Tax Effects" in Part 4.

YOUR POLICY CAN LAPSE. This policy will remain in force for the life of the insured person unless the unpaid portion of any amount you have borrowed under your policy plus unpaid loan interest exceeds your policy's Cash Surrender Value. Your policy could also lapse if your policy's Net Cash Surrender Value is insufficient to pay the deduction for the cost of insurance charge. See "Your Policy Can Lapse" in Part 3.

RATES OF RETURN

The rates of return shown below are based on the actual investment performance, after deduction for investment management fees and direct Trust operating expenses, of the portfolios of the Trust (other than the High Yield and Global Portfolios) for the periods ending June 30, 1987. The High Yield and Global Portfolios received their initial funding on January 2, 1987 and August 31, 1987, respectively. The historical performance of the Common Stock and Money Market Portfolios for periods prior to March 22, 1985 has been adjusted to reflect current investment management fees of .40% per annum and .10% per annum in estimated direct Trust operating expenses. See "Predecessors of the Trust" in
Part 2.

These rates of return do not reflect the 1.80% Policy Account charges which reduce the actual return to policyowners. Also, the rates do not reflect the surrender charge you may incur if you surrender your policy or allow it to lapse. (See "Charges -- Policy Account Charges" in Part 3). Accordingly, these rates are not illustrative of how actual investment performance will affect the benefits under your policy (see, however, "Hypothetical Illustrations"). Moreover, these rates of return are not an estimate or guarantee of future performance. You may, however, consider these rates of return in assessing the competence and performance of the Trust's investment adviser.

  PORTFOLIO              10 YEARS      5 YEARS       3 YEARS        1 YEAR
                         --------      -------       -------        ------
  Aggressive Stock(a)...   --            --             --           23.1%
  Common Stock..........   19.0%        28.5%          29.4%         18.4%
  Balanced(a)...........   --            --             --           10.9%
  Money Market(a).......   --            8.7%           7.9%          6.0%

----------
(a) The Aggressive Stock and Balanced Portfolios received their initial funding on January 27, 1986, and the predecessor of the Money Market Portfolio received its initial funding on July 13, 1981.

Additional information regarding the investment performance of the portfolios of the Trust appears in the attached Trust prospectus.

HYPOTHETICAL ILLUSTRATIONS

To demonstrate how the actual investment experience of the Separate Account divisions will affect the Insurance Benefit, Policy Account and Cash Surrender Values under SP-Flex, we have developed hypothetical illustrations for the Common Stock and Money Market Divisions which invest in the Common Stock and Money Market Portfolios of the Trust.

ADJUSTMENTS AND ASSUMPTIONS. Because the historical charges against the predecessors of the Common Stock and Money Market Portfolios (See "Predecessors Of The Trust" in Part 2) differed from the charges currently applicable, the historical performance has been adjusted to reflect the current maximum annual investment management fee of .40% and estimated direct operating expenses of
 .10% per year.

In addition, we have assumed that the Separate Account has been in existence since January 1, 1977 and that the Policy Account charges applied during the periods shown. We have developed these illustrations based on both the current Policy Account charges at the effective annual rate of 1.80% and the charges that would apply if the maximum cost of insurance charges permitted under your policy were imposed. See "Charges -- Policy Account Charges" in Part 3. These adjustments were made only for the value of Trust shares on the policy anniversaries shown, not on a daily basis as the current charges would be made.

EXPLANATION OF EXAMPLES. The examples of policy performance that follow are for a specific age, sex and policy anniversary and are not an estimate or guarantee of future performance. They assume that no additional premium payments have been made and that no transfer charges have been incurred. Part of the increase in the Cash Surrender Values in these examples is due to the 1% annual decrease in the surrender charge which applies during the first seven policy years.

THE COMMON STOCK DIVISION. The following examples show how the hypothetical net return of the Common Stock Division and its predecessors would have affected benefits for a policy dated January 1, 1977. Assume that the insured person was a male age 35 and that a single premium of $20,000 was paid on January 1, 1977. The examples also assume that the premium and related Policy Account and Cash Surrender Values were in the Common Stock Division for the entire period.

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Current Charges

POLICY ANNIVERSARY
ON JAN. 1 OF            INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------      -----------------      --------------------      --------------------
1978..............          $ 67,972                 $17,686                   $16,486
1979..............            70,968                  19,085                    18,085
1980..............            84,688                  23,534                    22,734
1981..............           124,451                  35,732                    35,132
1982..............           111,676                  33,122                    32,722
1983..............           121,774                  37,298                    37,098
1984..............           148,589                  46,988                    46,988
1985..............           137,952                  45,029                    45,029
1986..............           176,735                  59,529                    59,529
1987..............           200,793                  69,771                    69,771

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Maximum Charges

POLICY ANNIVERSARY
ON JAN. 1 OF          INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------    -----------------      --------------------      --------------------
1978..............        $ 67,963                  $17,683                  $16,483
1979..............          70,942                   19,078                   18,078
1980..............          84,624                   23,516                   22,716
1981..............         124,286                   35,685                   35,085
1982..............         111,442                   33,052                   32,652
1983..............         121,397                   37,182                   36,982
1984..............         147,937                   46,781                   46,781
1985..............         137,137                   44,763                   44,763
1986..............         175,371                   59,069                   59,069
1987..............         198,830                   69,089                   69,089

As of June 30, 1987, under current and maximum charges, respectively, the Insurance Benefit would have increased to $255,354 and $252,566; the Policy Account Value would have increased to $88,729 and $87,761; and the Cash Surrender Value would have increased to $88,729 and $87,761.

THE MONEY MARKET DIVISION. The following examples show how the hypothetical net return of the Money Market Division and its predecessors would have affected benefits for a policy dated January 1, 1982. Assume that the insured was a male age 35 and that a single premium of $20,000 was paid on January 1, 1982. The examples also assume that the premium and related Policy Account and Cash Surrender Values were in the Money Market Division for the entire period.

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Current Charges

POLICY ANNIVERSARY
ON JAN. 1 OF          INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------    -----------------      --------------------      --------------------
1983..............        $85,279                   $22,189                  $20,989
1984..............         88,319                    23,751                   22,751
1985..............         93,003                    25,845                   25,045
1986..............         95,680                    27,471                   26,871
1987..............         96,995                    28,767                   28,367

                                     SP-FLEX
          VARIABLE LIFE INSURANCE POLICY WITH ADDITIONAL PREMIUM OPTION
                ($79,452 Initial Insurance Benefit Standard Risk)
                            Based on Maximum Charges

POLICY ANNIVERSARY
ON JAN. 1 OF          INSURANCE BENEFIT      POLICY ACCOUNT VALUE      CASH SURRENDER VALUE
------------------    -----------------      --------------------      --------------------
1983..............        $85,267                   $22,186                  $20,986
1984..............         88,286                    23,742                   22,742
1985..............         92,933                    25,826                   25,026
1986..............         95,554                    27,435                   26,835
1987..............         96,792                    28,707                   28,307

As of June 30, 1987, under current and maximum charges, respectively, the Insurance Benefit would have increased to $98,964 and $98,709; the Policy Account Value would have increased to $29,351 and $29,276; and the Cash Surrender Value would have increased to $28,951 and $28,876.

OTHER ILLUSTRATIONS. We have also prepared illustrations based on assumed rates of return. See "Illustrations Of Insurance Benefit, Policy Account And Cash Surrender Values, And Accumulated Premiums" in Part 5.

PART 2:  DETAILED INFORMATION ABOUT EQUITABLE VARIABLE
         AND SP-FLEX INVESTMENT CHOICES

EQUITABLE VARIABLE

Equitable Variable, a wholly-owned subsidiary of Equitable, was organized in 1972 in New York State as a stock life insurance company. We are licensed to do business in all 50 states, Puerto Rico, the Virgin Islands and the District of Columbia.

We sell both traditional and innovative forms of life insurance designed to give policyowners maximum choice and flexibility. In 1976 we began selling variable life insurance policies with insurance benefits that varied with the experience of each policy's investment account. In 1983 we began selling variable life insurance policies which could be purchased with a single premium payment. In 1986 we introduced variable life insurance policies which, within limits, permitted premium payments to be made on a flexible basis. We also sell single premium annuity contracts, fixed life insurance, term life insurance and universal life insurance.

At the end of 1986, we had approximately $9.7 billion of variable life insurance in force and $47.1 billion of fixed life insurance in force. We also had $1.9 billion of fixed annuity payment obligations.

Our financial statements and those of the Separate Account are in Part 6.

EQUITABLE

Equitable is a New York mutual life insurance company that has its home office at 787 Seventh Avenue, New York, New York 10019.

Equitable has been in business since 1859. Its total assets make it the third largest life insurance company in the United States. On December 31, 1986, these assets were approximately $55 billion. Equitable is also one of the largest managers of pension fund assets in the United States. On December 31, 1986, Equitable and its subsidiaries were managing pension fund assets of $66.2 billion and total assets of $102.7 billion. These assets include amounts in our General Account, Equitable's General Account and separate accounts, and other accounts managed by Equitable and Equitable Capital.

On December 31, 1986, Equitable Capital was managing approximately $30 billion in assets. Equitable Capital acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Equitable Capital also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, and non-tax-qualified corporate funds, pension and profit-sharing plans, foundations and tax-exempt organizations.

EQUITABLE'S  INVESTMENT  IN  EQUITABLE  VARIABLE.  Between  the  time  Equitable
Variable was organized and December 31, 1986, Equitable invested over $570 million in us. We have used the money to help meet operational costs and policy reserve requirements. Equitable will probably invest more money in us in the future, although it has no legal obligation to do so. Equitable's assets do not back the benefits that we pay under our policies.

DONALDSON, LUFKIN & JENRETTE, INC. Donaldson, Lufkin & Jenrette, Inc. (DLJ) is a wholly-owned subsidiary of Equitable. DLJ and its subsidiaries offer investment banking and securities services, market independently originated research to institutions and supply correspondent services, including order execution, securities clearance and other centralized financial services, to approximately 300 independent regional securities firms and 100 banks. To the extent permitted by law, we and our separate accounts, Equitable and its separate accounts, and companies affiliated with us, including the Trust, may engage in securities or other transactions with DLJ and its subsidiaries, including buying shares of affiliated investment companies.

INVESTMENT CHOICES

Your entire initial premium and, after deduction of a $25 administrative charge, any additional premiums you pay are put into your Policy Account. The amounts in your Policy Account are allocated to one or more of the divisions of the Separate Account according to the directions you provide. See "Premiums -- You Direct The Investment Of Your Premiums" in Part 3.

THE SEPARATE ACCOUNT AND ITS DIVISIONS

A UNIT INVESTMENT TRUST. The Separate Account is our Separate Account FP, established on April 19, 1985 under the Insurance Law of the State of New York as a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940. The registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. A unit investment trust is a type of investment company.

THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT. The Separate Account has six investment divisions, each of which invests in shares of a corresponding portfolio of the Trust. Currently, the Separate Account has Aggressive Stock, High Yield, Global, Common Stock, Balanced and Money Market Divisions.

OTHER POLICIES USE THE SEPARATE ACCOUNT. Premiums from our flexible premium variable life insurance policies also are, and premiums from other policies may also be, allocated to the Separate Account. These policyowners will participate in the Separate Account in proportion to the amounts in the Separate Account relating to their policies. We may also permit charges owed to us to stay in the Separate Account. Thus, we may also participate proportionately in the Separate Account. These accumulated amounts belong to us and we may transfer them from the Separate Account to our General Account.

WE OWN THE ASSETS OF THE SEPARATE ACCOUNT. Under New York law, we own the assets of the Separate Account and use them to support your policy and other variable life policies. The portion of the Separate Account's assets supporting these policies may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one division of the Separate Account may be liable for claims relating to the operations of another division.

THE TRUST

The Trust is an open-end diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different "series" of stock, each of which relates to a different Trust portfolio with a different investment policy. The Trust does not impose a sales charge or "load" for buying and selling its shares. The Trust's shares are bought and sold by the Separate Account at net asset value. The Trust's custodian is The Chase Manhattan Bank, N.A.

The Trust sells its shares to separate accounts of insurance companies, both affiliated and not affiliated with Equitable. We currently do not foresee any disadvantages to our policyowners arising out of this. However, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our policyowners, we will see to it that appropriate action is taken to protect our policyowners. Also, if we ever believe that any of the Trust's portfolios is so large as materially to impair the investment performance of a portfolio or the Trust, we will examine other investment options.

More detailed information about the Trust, its investment policies, risks, expenses and all other aspects of its operations, appears in its prospectus, which is attached to this prospectus, and in its Statement of Additional Information referred to therein.

PREDECESSORS OF THE TRUST

Pursuant to a Plan of Reorganization approved by policyowners, we restructured our Separate Accounts I and II into one separate account in unit investment trust form, with two investment divisions, effective March 22, 1985. The assets and related liabilities of Separate Accounts I and II were transferred to the Common Stock and Money Market Portfolios, respectively, of The Hudson River Fund, Inc., in exchange for shares of the Fund's portfolios.

On September 30, 1987, pursuant to an Agreement and Plan of Reorganization approved by policyowners, The Hudson River Fund, Inc., a Maryland corporation, was reorganized as a Massachusetts business trust and its name was changed to The Hudson River Trust. Refer to the prospectus for the Trust for further information.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

Each portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each portfolio will affect its return and its risks. Remember that the investment experience of the investment divisions of our Separate Account depends on the performance of the corresponding Trust portfolios. The policies and objectives of the Trust's portfolios are as follows:

PORTFOLIO             INVESTMENT POLICY                                OBJECTIVE
-------------------   ----------------------------------------------   ---------------------------------------------
AGGRESSIVE STOCK...   Primarily common stocks and other equity-type    Long-term growth of capital
                      securities issued by medium and smaller sized
                      companies with strong growth potential

HIGH YIELD.........   Primarily a diversified mix of high yield,       High return by maximizing current income and,
                      fixed income securities involving greater        to the extent consistent with that objective,
                      volatility of price and risk of principal        capital  appreciation
                      and income than high quality fixed income
                      securities

GLOBAL.............   Primarily equity securities of non-United        Long term growth of capital, with current
                      States as well as United States companies        income as a secondary objective

COMMON STOCK.......   Primarily common stock and other equity-type     Long-term growth of capital and increasing
                      instruments                                      income

BALANCED...........   Common stocks, publicly-traded debt              High return through a combination of current
                      securities and high quality money market         income and capital appreciation
                      instruments

MONEY MARKET.......   Primarily high quality short-term money          High level of current income while preserving
                      market instruments                               assets and maintaining liquidity

There is no guarantee that these objectives will be achieved.

THE TRUST'S INVESTMENT ADVISER

The Trust is advised by Equitable Capital, a wholly-owned subsidiary of Equitable. Equitable Capital is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Equitable Capital's address is 1285 Avenue of the Americas, New York, New York 10019.

The advisory fee payable by the Trust is based on annual percentages of the value of each portfolio's daily average net assets. The annual percentages for the portfolios corresponding to the divisions available for investment under SP-Flex are as follows:

                                            DAILY AVERAGE NET ASSETS
                                  ----------------------------------------------
                                   LESS THAN         $350 TO        GREATER THAN
                                  $350 MILLION     $750 MILLION     $750 MILLION
                                  ------------     ------------     ------------
COMMON STOCK, MONEY MARKET AND
  BALANCED PORTFOLIOS ............   .400%            .375%            .350%
AGGRESSIVE STOCK PORTFOLIO .......   .500%            .475%            .450%
HIGH YIELD AND GLOBAL PORTFOLIOS .   .550%            .525%            .500%

PART 3:  DETAILED INFORMATION ABOUT SP-FLEX

PREMIUMS

You purchase SP-Flex with a single initial premium due on or before the delivery of the policy. However, you may pay additional premiums after the second policy year, subject to certain conditions. The payment of additional premiums, if accepted by us, would increase the Insurance Benefit otherwise payable under your policy. See "Insurance Benefit." We reserve the right to limit additional premium payments to the extent necessary for the policy to continue to qualify as life insurance under applicable state law. See "Tax Effects -- Policy Proceeds" in Part 4.

Before issuing a policy or accepting any additional premium payments, we require satisfactory evidence of insurability. If we determine not to issue you a policy or decline to accept an additional premium, we will refund the initial premium or additional premium (exclusive of any interest or investment experience), as the case may be, to you. Any additional premium which we refund will have no effect on the value of your Policy Account. Additional premiums may be accepted to age 78.

The minimum initial premium for policies on insured persons over age 30 is $10,000 (age 30 or under, the minimum is $5,000). No insurance will take effect before the minimum initial premium is paid. The minimum amount of any additional premium payment is currently $1,000. We may increase the minimum amount of any additional premium payment 90 days after we notify you.

YOU DIRECT THE INVESTMENT OF YOUR PREMIUMS. Your entire initial premium is put in your Policy Account as of the later of the Register Date shown on page 3 of your policy when it is issued or the date we receive your initial premium at our Administrative Office. After deduction of a $25 administrative charge, any additional premium you pay is put in your Policy Account as of the later of the date we receive any required medical evidence or the date we receive any additional premium at our Administrative Office. Amounts become subject to charges and begin to vary with the investment experience of the divisions of the Separate Account as of the date they are put in your Policy Account.

You direct how the amounts in your Policy Account will be allocated among the divisions of the Separate Account. See "The Separate Account And Its Divisions" and "The Trust" in Part 2.

You make your initial decision regarding premium allocation on the application for your policy. Allocation percentages must be zero or a whole number not greater than 100. The sum of premium allocation percentages must equal 100. You may change such allocation percentages by written notice to our Administrative Office. A change will take effect on the date we receive it at our Administrative Office and will apply to additional premiums received after that date. You may also, within limits, transfer amounts in your Policy Account among the divisions of the Separate Account. See "Other Policy Account Transactions -- Transfers Among Investment Choices".

CHARGES

DEDUCTIONS FROM PREMIUMS. No deduction is made from your initial premium before it is put into your Policy Account. However, any additional premiums you chose to pay are subject to a $25 administrative charge. This charge is designed to reimburse us for the additional administrative costs we will incur as a result of an additional premium payment and we do not expect to gain from it.

POLICY ACCOUNT CHARGES. Currently, the amounts allocated to the divisions of the Separate Account are charged on a daily basis for mortality and expense risks and administrative costs at effective annual rates of .85% and .35%, respectively. We also make a daily charge at the current effective annual rate of .60% for the cost of insurance under the policies. See "Your Policy Account Value -- How We Determine Unit Value".

We guarantee that the rates for mortality and expense risks and administrative costs will not increase and that the cost of insurance charges will not exceed our guaranteed maximum (described below). In addition, we reserve the right to make a charge in the future for taxes or provisions made for taxes. See "Tax Effects -- Our Income Taxes" in Part 4.

o MORTALITY AND EXPENSE RISKS. In issuing an SP-Flex policy, we assume the mortality risk that insured persons may live for shorter periods of time than expected. The expense risk we assume is that the costs of issuing and administering policies may be greater than estimated.

If the amount collected from the charge for mortality and expense risk exceeds the amount needed, it will be to our benefit.

o COST OF INSURANCE. We guarantee that the cost of insurance charges under your policy will never be more than the cost based on the Commissioner's 1980 Standard Ordinary Male and Female Mortality Tables for the "net amount at risk" attributable to your Policy. The net amount at risk is the excess of your Insurance Benefit over the amount in your Policy Account (net of any unpaid cost of insurance charges). Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age and risk class. In Montana, there will be no distinctions based on sex.

Subject to the guaranteed maximum cost of insurance charges described in the preceding paragraph, instead of making a daily charge for cost of insurance, as discussed above, we reserve the right to make a charge at the end of a policy year for that year's cost of insurance based on the amount in your Policy Account and the sex and attained age of the insured person. The charge would be deducted from your Policy Account based on the proportion that your value in each division of the Separate Account bears to your total value in the divisions. Also, in determining the Insurance Benefit and Cash Surrender Value under your policy, we would deduct from the Policy Account an amount equal to any unpaid cost of insurance charge (determined on a pro rata basis for the portion of the policy year for which such charge applies).

Your  policy  could  lapse  if  your  policy's  Net  Cash  Surrender   Value  is
insufficient to pay the deduction for the cost of insurance charge. See "Your Policy Can Lapse".

o  ADMINISTRATIVE  COSTS.  In  connection  with  issuing  your  policy  we incur administrative costs, such as premium taxes and costs for application processing, medical examinations, establishing policy records and underwriting. In addition, we incur the continuing costs of maintaining your policy, such as claims processing, recordkeeping, communication with policyowners and other expenses and overhead. The charge for administrative costs is designed to reimburse us for such expenses. In the aggregate, we expect that the charges for administrative costs, including the $25 administrative charge deducted from additional premium payments, will be approximately equal to the related expenses.

EXPENSES OF THE TRUST. The Separate Account purchases shares of the Trust at their net asset value which reflects the management fees and other expenses deducted from the assets of the Trust. The Trust does not impose a sales charge. See "The Trust" in Part 2.

SURRENDER CHARGE. We incur expenses in selling SP-Flex, such as commissions, the cost of sales literature and other promotional activities and other direct and indirect expenses. To help recover these expenses, a surrender charge is imposed if you surrender your policy or allow it to lapse. The surrender charge is a contingent deferred sales load. If sales expenses are not covered by the surrender charge, we will recover them from other funds, including funds derived from any excess of other charges under this policy over our related costs.

The surrender charge is calculated as a percentage of premium payments and applies on a declining basis over a fixed surrender charge period. The portion of the charge based on the initial premium equals 7% of the initial premium and declines 1% in each successive policy year until it reaches zero at the beginning of the eighth policy year. The portion of the surrender charge based on each additional premium payment equals 5% of the additional premium during the policy year the premium was paid and declines 1% in each successive policy year until it reaches zero at the end of the fifth such policy year. The surrender charge is reflected as the difference between the amount in your Policy Account and the Cash Surrender Value during the surrender charge period.

TRANSFER CHARGE. Currently, we do not charge for transfers of Policy Account value. However, we may impose a charge in the future of up to $25 for each additional transfer if you make more than four transfers in a policy year. Any transfer charge would be designed to reimburse us for the costs of effecting the additional transfers.

All transfers included in one transfer request will count as one transfer for purposes of the charge. The charge will be deducted from the divisions of the Separate Account based on the proportion that your value in each division of the Separate Account bears to your total value in the divisions. See "Other Policy Account Transactions -- Transfers Among Investment Choices".

INSURANCE BENEFIT

We pay an Insurance Benefit (net of any indebtedness) to the beneficiary of this policy when the insured person dies. However, see "Your Policy Can Lapse". The Insurance Benefit varies daily to reflect the investment experience of the assets supporting your policy. See "Your Policy Account Value".

The Insurance Benefit is the amount in your Policy Account on the day the insured person dies less any unpaid cost of insurance charges through the date of death, times the factor for the insured person's sex and age (nearest birthday) at the beginning of the policy year of the insured person's death. In Montana, there will be no distinctions based on sex. The initial Insurance Benefit equals the applicable factor times your initial premium.

Different factors apply in the initial policy year and in each subsequent policy year. The factors generally decline as the insured person gets older. For ages that are not shown on the following table, we will furnish the applicable factors on request. If the insured person is still living on the policy anniversary nearest his or her 100th birthday, we will pay you the amount in your Policy Account (net of any indebtedness and unpaid cost of insurance charges). The policy will then end.

We reserve the right to make changes to the factors to the extent necessary to continue to qualify SP-Flex as life insurance under applicable tax law. See "Tax Effects -- Policy Proceeds" in Part 4.

                                     SP-FLEX
--------------------------------------------------------------------------------
             TABLE OF FACTORS USED IN DETERMINING INSURANCE BENEFIT

  AGE        MALE        FEMALE                     AGE       MALE       FEMALE
  ---        ----        ------                     ---       ----       ------
    0      12.3773      14.2337                      55      2.1412      2.4901
    5      11.0429      12.6564                      60      1.8740      2.1577
   10       9.4234      10.8128                      65      1.6584      1.8762
   15       7.4164       9.1817                      70      1.4880      1.6474
   20       6.3938       7.8159                      75      1.3546      1.4601
   25       5.5051       6.6467                      80      1.2560      1.3188
   30       4.6874       5.6364                      85      1.1812      1.2135
   35       3.9726       4.7761                      90      1.1277      1.1398
   40       3.3717       3.9423                      95      1.0748      1.0764
   45       2.8779       3.3649                      99      1.0198      1.0198
   50       2.4728       2.8872

EXAMPLE: If the insured person was a male who was age 35 (nearest birthday) at the beginning of the policy year of his death and you had $20,000 in your Policy Account on the date of his death, the Insurance Benefit would be 3.9726 times $20,000, or $79,452.

If you have submitted an application and paid the full initial premium, Equitable Variable may, subject to certain conditions, provide a limited amount of temporary insurance on the person proposed to be insured. You may review a copy of Equitable Variable's Temporary Insurance Agreement on request. No insurance under your policy will take effect: (a) until a policy is delivered and the full initial premium is paid while the person proposed to be insured is living and (b) unless the information in the application continues to be true and complete, without material change, as of the time the premium is paid.

YOUR POLICY ACCOUNT VALUE

The amount in your Policy Account is the sum of the amounts you have in the various divisions of our Separate Account and in your Loaned Policy Account (amounts set aside to secure any borrowing you have made under your policy). Your Policy Account also reflects various charges on a daily basis. Transfer charges or surrender charges are made as of the effective date of the transaction. See "Charges". Any amount allocated to an investment division of the Separate Account will vary depending on the investment experience of that division; there is no guaranteed minimum cash value.

AMOUNTS IN THE SEPARATE ACCOUNT. Amounts allocated or transferred to the divisions of the Separate Account are used to purchase units. The amount you have in each division is represented by the value of the units credited to your Policy Account for that division. The number of units purchased or redeemed in a division of the Separate account is calculated by dividing the dollar amount of the transaction by the division's SP-Flex unit value calculated after the close of business that day. The value of units fluctuates with the investment performance of the corresponding portfolios of the Trust, which reflects the investment income and realized and unrealized capital gains and losses of the portfolios and Trust expenses. Currently, the SP-Flex unit values also reflect all Policy Account charges. See "Charges -- Policy Account Charges". The number of units credited to you, however, will not vary because of changes in unit values. On any given day, the value you have in an investment division of the Separate Account is the SP-Flex unit value times the number of units credited to you in that division.

The units of each division of the Separate Account have different unit values. In addition, units attributable to SP-Flex policyowners will have different unit values than those attributable to owners of Incentive Life(TM), our flexible premium variable life insurance policies.

Units of a division are purchased when you allocate premiums, repay loans or transfer amounts to that division and, if the division already has value in it, when interest is credited on your Loaned Policy Account. Units are redeemed or sold when you transfer amounts from a division of the Separate Account
(including transfers to your Loaned Policy Account), surrender your policy or allow it to lapse, and to pay the Insurance Benefit when the insured person dies. Units would also be redeemed to pay cost of insurance charges if we commenced to impose such charges at the end of a policy year instead of reflecting the charges in the unit value calculation.

HOW WE DETERMINE UNIT VALUE. We determine the SP-Flex unit values for the divisions of our Separate Account at the end of each business day. Generally, a business day is any day we are open and the New York Stock Exchange is open for trading. However, we are closed on Martin Luther King Day and the Friday after Thanksgiving Day, and we will not process any policy transaction as of such days, other than a policy anniversary report or the payment of the Insurance Benefit under a policy. The SP-Flex unit value for each division will be set at $100 on the first day there are policy transactions in the division. After that, the SP-Flex unit value for any business day is equal to the SP-Flex unit value for the preceding business day multiplied by the net investment factor for that division on that business day.

Currently, an SP-Flex net investment factor is determined for each investment division every business day as follows:

o First, we take the value of the shares belonging to the division in the corresponding Trust portfolio at the close of business that day (before giving effect to any policy transactions for that day, such as premium payments or surrenders). For that purpose, the share value reported by the Trust is used.

o Next, we add any dividends or capital gains distributions paid by the Trust on that day.

o Then, we divide this amount by the value of the amounts in the division at the close of business on the preceding business day (after giving effect to any policy transactions on that day).

o Then, we subtract a daily asset charge for each calendar day between business days (for example, a Monday calculation may include charges for Saturday and Sunday). The current daily charge is .00004932, which is an effective annual rate of 1.80%. This charge is for mortality and expense risks, current costs of insurance and administrative charges. See "Charges -- Policy Account Charges".

Currently, a .00001644 charge for cost of insurance is included in the daily asset charge deducted in determining the SP-Flex net investment factor. This represents an effective annual rate of .60%. We may impose higher cost of insurance charges and may also change the method by which we deduct such charges. See "Charges -- Policy Account Charges".

BORROWING FROM YOUR POLICY ACCOUNT

You may borrow money, using only your policy as security for the loan, at any time your policy has a loan value in excess of the minimum loan amount shown in the policy when it is issued (usually $500). The loan value on any date is 95% of the Cash Surrender Value on that date. The amount of a loan may not be more than the loan value.

Subject to the preceding paragraph, you may borrow additional money after your initial loan. If you request an additional loan, the amounts of any outstanding loan and loan interest will be added to the additional amount requested and will be considered a request for a new loan for the total amount for purposes of determining the amount you may borrow. Any amount that secures a loan remains part of your Policy Account but is transferred from your value in the divisions of the Separate account to your Loaned Policy Account.

HOW TO REQUEST A LOAN. You may request a loan by contacting our Administrative Office. You may tell us how much of the loan you want taken from your amounts in each investment division of the Separate Account. If you request a loan from a division of the Separate Account, we will redeem units sufficient to cover that part of the loan and transfer the amount to your Loaned Policy Account. The amounts you have in each division will be determined as of the day your request for a loan is received at our Administrative Office.

Unless you indicate how you wish to allocate the loan, the loan will be allocated based on the proportions that your values in each division of the Separate Account bear to your total value in the divisions. The loan will also be allocated this way if it cannot be allocated as you indicate.

POLICY LOAN INTEREST. Interest on a loan accrues daily, at a maximum annual rate of 4%. However, the interest you earn on your Loaned Policy Account, in effect, either partially or fully offsets the interest you are charged for your loan. Your policy can lapse if the unpaid portion of any amount you have borrowed under a policy plus any unpaid loan interest exceeds the Cash Surrender Value of your policy. See "Your Policy Can Lapse". Generally, interest on a loan under the policy will not be deductible for Federal income tax purposes.

INTEREST ON YOUR LOANED POLICY ACCOUNT. We pay a declared interest rate on all amounts set aside in your Loaned Policy Account. Interest on amounts in your Loaned Policy Account is earned daily at an annual rate that equals the declared rate for each policy year. At the time we issue a policy and before each policy anniversary, we determine the rates that will apply to such amounts for the following policy year.

o FOR UP TO A CERTAIN AMOUNT OF YOUR LOANED POLICY ACCOUNT, we will declare the same interest rate we are then charging for policy loans. In effect, the interest we declare on this amount will offset the interest charge for borrowing this amount. We will redetermine this amount each time a new loan or partial repayment is made and on each policy anniversary. The maximum amount for this purpose is the lesser of:

   o  50% of the amount in your Policy Account; or

   o the portion of your Cash Surrender Value in excess of 85% of the total premiums paid under your policy.

o FOR THE BALANCE OF YOUR LOANED POLICY ACCOUNT, we will declare a rate which equals the rate we are then charging for policy loan interest reduced by no more than 2%.

Interest credited on your Loaned Policy Account is allocated each policy anniversary or upon full repayment of the loan to the divisions of the Separate Account based on the proportion that your values in each division of the Separate Account bear to your total value in the divisions.

EXAMPLE: Assume that you purchase a policy for a male age 35 for an initial premium of $20,000. As illustrated in Part 5, assuming an 8% hypothetical gross investment return, your policy would have a Cash Surrender Value of $19,909 and a Policy Account value of $21,109 at the beginning of your second policy year. On your first policy anniversary you could borrow a maximum of $18,914. Up to $2,909 of this amount could be borrowed with the interest charged on the loan being offset by the interest declared on your Loaned Policy Account.

These amounts are derived as follows:

o First, to determine the maximum amount you could borrow, multiply your Cash Surrender Value by 95% ($19,909 times 95% equals $18,914).

o Then, to determine the amount you could borrow for which loan interest charged would be fully offset by interest declared, take the less of (i) 50% of the value of your Policy Account (50% of $21,109 equals $10,554), or (ii) the portion of your Cash Surrender Value in excess of 85% of the premiums paid under your policy ($19,909 less $17,000 [which is 85% of $20,000] equals $2,909).

WHEN INTEREST IS DUE. Interest is due on each policy anniversary. If it is not paid when due, it will be added to your outstanding loan and allocated based on the proportion that your value in each division of the Separate Account bears to your total value in the divisions. This means an additional loan is made to pay the interest and amounts are withdrawn from the divisions of the Separate Account and transferred to your Loaned Policy Account.

REPAYING THE LOAN. You may repay all or part of a policy loan at any time while your policy is in force. While you have a policy loan, we assume that any money you send us is meant to repay the loan. Any of these payments you wish to have applied as premium payments will be subject to our normal procedures for additional premiums. See "Premiums".

You may choose how you want us to allocate any repayments. If you do not provide specific instructions, repayments will be allocated on the basis of your premium allocation percentages then in effect.

THE EFFECTS OF A POLICY LOAN. A loan against your policy will have a permanent effect on the value of your Policy Account and, therefore, on the Insurance Benefit under this policy, even if the loan is repaid. When you borrow on your policy, the loan amount will not be available for investment in the divisions of our Separate Account. Whether you earn more or less because of this depends on the investment experience of the divisions of the Separate Account and the rates declared for the amount in your Loaned Policy Account.

OTHER POLICY ACCOUNT TRANSACTIONS

CHANGING YOUR PREMIUM ALLOCATIONS. You may change the allocation percentages for any additional premium payments by writing to our Administrative Office and indicating the changes you wish to make. These changes will go into effect as of the date your request is received at our Administrative Office and will affect transactions on and after that date.

TRANSFERS AMONG INVESTMENT CHOICES. You may transfer amounts among your investment choices by contacting our Administrative Office. You may request a transfer of amounts from any division of the Separate Account to any other division of the Separate Account. Currently, you may make transfers without charge. However, we may impose a transfer charge in the future. See "Charges -- Transfer Charge".

A transfer will take effect as of the date we receive your request. The minimum amount which may be transferred on any date will be shown on page 3 of your policy when it is issued, and is usually $500. This minimum need not come from any one division or be transferred to any one division as long as the total amount transferred that day equals the minimum. However, we will transfer the entire amount in any division of the Separate Account even if it is less than the minimum specified in your policy. If you transfer the entire amount out of a division of the Separate Account, that division will become inactive for purposes of allocations of any additional premiums you pay. See "Changing Your Premium Allocations", above, for the procedure to be followed if you want to allocate additional premiums to an inactive division.

SURRENDERING YOUR POLICY FOR CASH. The Cash Surrender Value is the amount in your Policy Account minus any unpaid cost of insurance charges and the surrender charge described under "Charges -- Surrender Charge".

You may surrender your policy for its Net Cash Surrender Value at any time while the insured person is living. You may do this by sending a written request and the policy to our Administrative Office. The Net Cash Surrender Value equals the Cash Surrender Value minus any outstanding loan and loan interest. We will compute the Net Cash Surrender Value as of the date we receive your request and the policy at our Administrative Office, and all insurance coverage under your policy will end on that date. As to the tax consequences of surrendering your policy, see "Tax Effects" in Part 4.

YOUR RIGHT TO EXAMINE THE POLICY

You have a right to examine the policy. If for any reason you are not satisfied with it, you may cancel the policy within 10 days after your receive it. You may cancel the policy by sending it to our Administrative Office with a written request to cancel. Insurance coverage ends when you send your request.

Your request to cancel this policy must be postmarked no later than 10 days after you receive the policy. If you cancel the policy, we will refund an amount equal to the premiums that you paid.

YOUR RIGHT TO EXCHANGE THE POLICY

You may exchange this policy for a permanent fixed benefit life insurance policy on the life of the insured. You have this right for 24 months from Issue Date of your policy. The new policy will be our Flexible Premium Adjustable Life Plan. You may review a copy of this policy on request.

The exchange will be effective when we receive your request, accompanied by your policy and an application for the new policy. However, before the exchange is effective, any outstanding loan must be repaid, along with any accrued loan interest.

We will not require evidence of the insured person's insurability before an exchange. The new policy will have the same Issue Date, Issue Age, and policy anniversary as your SP-Flex policy. The face amount of insurance under the new policy will equal the initial Insurance Benefit under the SP-Flex policy.

On the effective date of the exchange, the entire amount in your SP-Flex Policy Account will be transferred to your Policy Account under the new policy. However, if required for the new policy to qualify as life insurance for Federal income tax purposes, a portion of the amount in your SP-Flex Policy Account may be returned to you. We suggest that you or your tax adviser consult with us in advance as to the portion, if any, of any such distribution which would be subject to Federal income tax.

YOUR POLICY CAN LAPSE

Your policy can lapse if the unpaid portion of any amount you have borrowed under your policy plus any unpaid loan interest is greater than the Cash Surrender Value of your policy. Also, your policy could lapse if the deduction for the cost of insurance charge exceeds your policy's Net Cash Surrender Value. See "Charges -- Policy Account Charges".

When a loan plus loan interest first exceeds the Cash Surrender Value we will mail you and any assignee of record, at last known addresses, a notice that the policy will terminate if such excess amount is not repaid within 61 days after we mail the notice. If we receive payment of this amount before the end of the 61-day period, the amount received will first be used to pay unpaid loan interest. Any balance will be applied towards repayment of your loan. Any remaining balance of your payment will be returned to you.

If the cost of insurance deduction made at the end of a policy year exceeds the Net Cash Surrender Value of the policy, we will mail to you and any assignee of record, at last known addresses, a notice that the policy will terminate if you do not, within 61 days after we mailed the notice, make a premium payment equal to (i) the amount of such excess plus $25, and (ii) 25% of the amount which would be deducted on the next policy anniversary for annual cost of insurance charges assuming the same Policy Account value existed as at the end of the most recent policy year. The amount of this payment will be treated as an additional premium payment, except that we will not require evidence of the insured person's insurability nor will we impose any timing, amount or age limitations. Any payment in excess of the amount required will be returned to you.

If we do not receive a required payment within the 61-day period, you policy will lapse without value. A policy which lapses will not be reinstated. We will inform you and any assignee, at last known addresses, that your policy has ended without value. If your policy lapses during the surrender charge period you will incur a surrender charge. See "Charges -- Surrender Charge". As to the tax consequences of allowing your policy to lapse, see "Tax Effects -- Policy Proceeds" in Part 4.

If the insured person dies during the 61-day period, we will pay the Insurance Benefit to the beneficiary, minus any outstanding loan and loan interest and any unpaid cost of insurance deduction through the date of death.

POLICY PERIODS, ANNIVERSARIES, DATES AND AGES

We measure policy years and policy anniversaries from the Register Date shown on page 3 of your policy when it is issued. The Issue Date, shown on page 3 of your policy, is the date your policy is actually issued. Except for any portion of the Insurance Benefit attributable to an additional premium (see "Limits On Our Right To Challenge The Policy"), contestability is measured from the Issue Date, as is the suicide exclusion.

If the initial premium is received before the Issue Date of the policy, amounts allocated to the Policy Account will become subject to charges and begin to vary with the investment experience of the divisions of the Separate Account as of the Register Date. The time between the submission of an application and the Register Date will vary, depending on the underwriting and other requirements for issuing a particular policy.

If the initial premium is received after the Issue Date, the Register Date will be the same as the Issue Date and the initial premium will be put into the Policy Account, become subject to charges and begin to vary with the investment experience of the divisions of the Separate Account as of the date we receive it at our Administrative Office.

As to when insurance coverage under SP-Flex starts, see "Insurance Benefit".

Generally, when we refer to the age of the insured person, we mean his or her age on the birthday nearest to the beginning of the policy year.

LIMITS ON OUR RIGHT TO CHALLENGE THE POLICY

We can challenge the validity of your insurance policy based on material misstatements in the application. However, there are limits on how and when we can challenge the policy.

o We cannot challenge the policy after it has been in effect, during the insured person's lifetime, for two years from the date the policy was issued. (Some states may require that we measure this time in some other way.)

o We cannot challenge any increase in the Insurance Benefit attributable to an additional premium after the increase has been in effect for two years during the insured person's lifetime.

If the insured person dies within the time that we may challenge the validity of the policy or increase, we may delay payment until we decide whether to challenge the policy.

If the insured person's age or sex is misstated on any application, the Insurance Benefit will be that calculated using the appropriate factor for the insured person's correct age and sex. See "Insurance Benefit".

If the insured person commits suicide within two years after the date on which the policy was issued, the Insurance Benefit paid will be limited to the initial premium minus the amount of any outstanding policy loan and loan interest. If the insured person commits suicide within two years after the date we receive any additional premium for the policy at our Administrative Office, the Insurance Benefit paid as a result of such additional premium will be limited to such premium minus the amount of any outstanding policy loan and loan interest.

ADDITIONAL INFORMATION ABOUT SP-FLEX

WHEN WE PAY PROCEEDS. We will pay the Insurance Benefit (net of indebtedness), Net Cash Surrender Value or loan proceeds within seven days after we receive the required form or request (and other documents that may be required for payment of the Insurance Benefit) at our Administrative Office. The Insurance Benefit is determined as of the date of death of the insured person and will not be affected by subsequent changes in the unit values of the investment divisions of our Separate Account. We pay interest from the date of death to the date of payment. If an Equitable agent helps the beneficiary of a policy to prepare the documents that are required for payment of the Insurance Benefit, we will send the check to the agent within seven days after we receive the required documents. The agent will deliver the check to the beneficiary.

We may, however, delay payment if:

o  We contest the policy; or

o We cannot determine the amount of the payment because the New York Stock Exchange is closed, because trading in securities has been restricted by the Securities and Exchange Commission, or because the SEC has declared that an emergency exists.

We may also request the SEC to permit us to extend the seven day payment period for the protection of our policyowners.

YOUR PAYMENT OPTIONS. The Insurance Benefit (net of indebtedness) or the Net Cash Surrender Value may be paid in one sum or you may choose another form of payment for all or part of the money. Payments under these options are not affected by the investment experience of any investment division of our Separate Account. Instead, interest accrues pursuant to the options chosen. If you do not arrange for a specific form of payment before the insured person dies, the beneficiary will have this choice. However, if you do make an arrangement with us for how the money will be paid, the beneficiary cannot change the choice after the insured person dies. Payment options will also be subject to our rules at the time of selection. Currently, these alternate payment options are only available if the proceeds applied are $2500 or more and any periodic payment will be at least $25.

You have the following payment options:

o DEPOSIT OPTION: The money will stay on deposit with us for a period agreed upon. You will receive interest on the money at a declared interest rate.

o  INSTALLMENT PAYMENT OPTIONS: There are two ways that we pay installments:

      FIXED PERIOD: We will pay the amount applied in equal installments plus applicable interest, for a specific number of years (not more than 30).

      FIXED AMOUNT: We will pay the sum in installments in an amount agreed upon. We will pay the installments until we pay the original amount, together with any interest earned.

o MONTHLY LIFE INCOME OPTION: We will pay the money as monthly income for life. You may choose any one of three ways to receive the income: We will guarantee payments for at least 10 years (called "10 Years Certain"); at least 20 years (called "20 Years Certain"); or until the payments we make equal the original sum (called "Refund Certain").

o OTHER: You may ask us to apply the money under any option that we make available at the time the Insurance Benefit (net of indebtedness) or Net Cash Surrender Value is paid.

We guarantee interest under the Deposit Option at the rate of 3% a year, and under either Installment Option at 3-1/2% a year. We may also allow interest under the Deposit Option and under either Installment Option at a rate that is above the guaranteed rate.

The beneficiary or any other person who is entitled to receive payment may name a successor to receive any amount that we would otherwise pay to that person's estate if that person died. The person who is entitled to receive payment may change the successor at any time.

We must approve any arrangements that involve more than one of the payment options, or a payee who is not a natural person (for example, a corporation), or a payee who is a fiduciary. Also, the details of all arrangements will be subject to our rules at the time the arrangements take effect. This includes rules on the minimum amount we will pay under an option, minimum amounts for installment payments, withdrawal or commutation rights (your rights to receive payments over time, for which we may offer a lump sum payment), the naming of people who are entitled to receive payment and their successors, and the ways of proving age and survival.

You will make a choice of payment option (or any later changes) and your choice will take effect in the same way as it would if you were changing a beneficiary. (See "Your Beneficiary", below). Any amounts that we pay under the payment options will not be subject to the claims of creditors or to legal process, to the extent that the law provides.

YOUR BENEFICIARY. You name your beneficiary when you apply for the policy. The beneficiary is entitled to the insurance benefits of the policy. You may change the beneficiary during the insured person's lifetime by sending a written notice to our Administrative Office. The change will take effect on the date you sign the notice, but will not apply to any payment we make or other action we take before we receive the notice. If no beneficiary is living when the insured person dies, we will pay the Insurance Benefit in equal shares to the insured person's surviving children. If there are no surviving children, we will pay the Insurance Benefit to the insured person's estate.

ASSIGNING YOUR POLICY. You may assign (transfer) your rights in this policy to someone else as collateral for a loan or for some other reason. If you do, a copy of the assignment must be forwarded to our Administrative Office. We are not responsible for any payment we make or any action we take before we receive notice of the assignment or for the validity of the assignment. An absolute assignment is a change of ownership.

EMPLOYEE BENEFIT PLANS. Employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of SP-Flex in connection with an employment-related insurance or benefit plan. The United States Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

OUR REPORTS TO POLICYOWNERS. Shortly after the end of each policy year you will receive a report indicating the current Insurance Benefit for your policy, the value of your Policy Account, information about divisions of the Separate Account, the Cash Surrender Value of your policy, the amount of any outstanding policy loans, the amount of any interest owed on the loan and the current loan interest rate. We will also send you semi-annual and annual reports with financial information on the Separate Account and the Trust, including a list of the investments held by each portfolio.

In addition, the report will also contain any other information that is required by the insurance supervisory official in the jurisdiction in which the insurance policy is delivered.

Notices will be sent to you for transfers of amounts between investment divisions and certain other policy transactions.

DIVIDENDS. No dividends are paid on the policy described in this prospectus.

PART 4:  ADDITIONAL INFORMATION

TAX EFFECTS

POLICY PROCEEDS. The Deficit Reduction Act of 1984 (1984 Act) includes a definition of life insurance for tax purposes. SP-Flex meets this definition of life insurance and receives the same Federal income tax treatment as fixed benefit life insurance. Thus:

o the Insurance Benefit under SP-Flex will be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Internal Revenue Code
   (Code) and

o the policyowner will not be considered to have received any increases in the Policy Account due to interest or investment experience before a surrender, maturity or lapse of the policy.

If you surrender your policy or if it lapses or matures, you will not be taxed on the amount you receive, except for that portion that, together with any unpaid loan and loan interest, exceeds the premiums you have paid.

For you and your beneficiary to receive the above tax treatment, your policy must initially qualify and continue to qualify as life insurance under applicable tax law. To make sure that the policy continues to qualify, we have reserved in the policy the right to decline to accept additional premium payments that would cause your policy to fail to qualify as life insurance under applicable tax law. We may also make changes in the policy (such as to the factors used to determine the Insurance Benefit) or make payments from the policy to the extent we deem necessary to qualify your policy as life insurance. Any such change will apply uniformly to all policies that are affected. You will be given advance written notice of such changes.

The 1984 Act also gives the Secretary of the Treasury authority to set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. On
September 15, 1986, Treasury issued temporary regulations regarding the diversification requirements. Failure to meet these diversification requirements would disqualify SP-Flex as a variable life insurance policy under Section 7702 of the Code. If this were to occur, you would be taxed on the amount in your Policy Account that exceeds the premiums you have paid. We believe that the investments underlying SP-Flex are in compliance with the requirements. We do not anticipate any problems with the investments continuing to meet the requirements.

You will not be taxed on amounts transferred among investment choices within your Policy Account. We also believe that loans received under the policies will be treated as indebtedness of the policyowner, and that no part of any loan under a policy will constitute income to the owner. Generally, interest on policy loans under SP-Flex policies will not be deductible.

The Insurance Benefit under SP-Flex will generally be includable in the estate of the insured for purposes of Federal estate tax. Federal estate tax is integrated with Federal gift tax under a unified gift rate schedule. Federal estate tax is imposed on distributions at graduated rates from 37% to 55% (with the maximum rate applying to distributions in excess of $3,000,000). In general, estates not in excess of $600,000 are exempt from Federal estate tax. In addition, an unlimited marital deduction applies for Federal estate tax purposes.

The particular situation of each policyowner or beneficiary will determine how ownership or receipt of policy proceeds will be treated for purposes of Federal estate tax as well as state and local estate, inheritance and other taxes. We suggest you consult your tax adviser.

See the prospectus for the Trust for a discussion of the Trust's tax aspects, including the diversification requirements.

PENSION AND PROFIT-SHARING PLANS. If SP-Flex policies are purchased by a trust which forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the Federal income tax treatment of such policies will be somewhat different from that described above. We suggest you consult your legal or tax adviser.

If purchased as part of a pension or profit-sharing plan, the current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually as an addition to wages and salaries on the Form W-2 furnished by the employer who is maintaining the plan.

If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the Insurance Benefit over the value of the Policy Account will not be subject to Federal income tax. However, the value of the Policy Account will be taxable to the extent it exceeds the sum of $5,000 plus the participant's cost basis in the policy. The participant's cost basis will include the costs of insurance previously reported on the participant's Form W-2. Special rules may apply if the participant had borrowed from his Policy Account or was an owner-employee under the plan.

There are limits on the amount of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. We suggest you consult your legal or tax adviser prior to purchase of this policy by a pension or profit-sharing plan.

OUR INCOME TAXES. Under the life insurance company tax provisions of the Code, as amended by the 1984 Act, variable life insurance is treated in a manner consistent with fixed life insurance. The operations of our Separate Account are included in our Federal income tax return and we pay no tax on investment income and capital gains reflected in variable life insurance policy reserves. Therefore, no charge is currently being made to any division of the Separate Account for our income taxes. We reserve the right, however, to make such a charge in the future, if we incur income tax which is attributable to the Separate Account. If such a charge is made, it would be set aside as a provision for taxes which we would keep in the affected division rather than in our General Account. We anticipate that our SP-Flex policyowners would benefit from any investment earnings that are not needed to maintain this provision.

We may have to pay state and local taxes (in addition to applicable taxes based on premiums) in several states. At present, these taxes are not substantial. If they increase, however, charges may be made for such taxes when they are attributable to the Separate Account.

TAX REFORM. On October 22, 1986, the President signed into law a comprehensive Federal income tax reform bill. The new law would not directly affect the taxes paid by life insurance companies, such as Equitable Variable as they relate to the Separate Account, nor would it alter the general favorable tax treatment of life insurance policies described in this prospectus.

WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with a written election to the contrary before we make the distribution, we are required to withhold income tax from any portion of the money you receive if you surrender the policy or if it matures. If you do not wish tax to be withheld from the payment, or if enough is not withheld, you may have to pay tax later. You may also have to pay penalties under the tax rules if your withholding and estimated tax payments are insufficient. You may, therefore, want to consult your tax adviser.

YOUR VOTING PRIVILEGES

TRUST VOTING PRIVILEGES. As explained in Part 2, the assets in the divisions of the Separate Account are invested in shares of the corresponding portfolios of the Trust. Equitable Variable is the legal owner of the shares and, as such, has the right to vote on certain matters at any meeting of the Trust's shareholders that may be held. Among other things, we may vote on any matters described in the Trust's prospectus or requiring a vote by shareholders under the Investment Company Act of 1940.

Even though we own the shares, you will have the opportunity to tell us how to vote the number of shares that can be allocated to your policy. We will vote those shares at meetings of Trust shareholders according to your instructions. If we do not receive instructions in time from all policyowners, we will vote shares in a portfolio for which no instructions have been received in the same proportion as we vote shares for which we have received instructions in that portfolio. We will also vote any Trust shares that we are entitled to vote directly due to amounts we have accumulated in our Separate Account in the same proportions that all policyowners vote, including those who participate in other separate accounts. See "Voting Privileges Of Others", below. If the Federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Trust in our own right or to restrict policyowner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES. You may participate in voting only on matters concerning the Trust portfolios in which your assets have been invested. The number of Trust shares in each division that is attributable to your policy is determined by dividing the amount in your Policy Account allocated to that division by the net asset value of one share of the corresponding Trust portfolio as of the record date set by the Trust's Board for the Trust's shareholders' meeting. The record date for this purpose must be at least 10 and no more than 90 days before the meeting. Fractional shares are counted.

EXAMPLE: Assume that your Policy Account has a value of $20,000, with 50% of this amount being attributable to the Common Stock Division and 50% being attributable to the Money Market Division, giving you $10,000 in each division. Assume that the net asset value of one share in the Trust's Common Stock Portfolio is $150 and the net asset value of one share in the Trust's Money Market Portfolio is $100. If you divide the $10,000 in each division by the net asset value of one share, you have the right to instruct us regarding 66-2/3 shares for the Common Stock Division and 100 shares for the Money Market Division.

If you have a voting interest, we will send you proxy material and a form for providing voting instructions. In certain cases, we may disregard instructions relating to changes in the Trust's adviser or the investment policies of its portfolios. We will advise you if we do and detail the reasons in the next semiannual report to policyowners.

HOW TRUST SHARES ARE VOTED. All Trust shares are entitled to one vote. The votes of all divisions are cast together on an aggregate basis, except on matters where the interests of the portfolios differ. In such cases, voting is on a portfolio-by-portfolio basis. In these cases, the approval of the shareholders in one portfolio is not needed in order to make a decision in another portfolio. Examples of matters that would require a portfolio-by-portfolio vote are changes in the fundamental investment policy of a particular portfolio or approval of an investment advisory agreement. Shareholders in a portfolio not affected by a particular matter generally would not be entitled to vote on it.

VOTING PRIVILEGES OF OTHERS. Currently, we control the Trust. Trust shares may be held by other separate accounts of ours or by separate accounts of insurance companies affiliated or unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. This will dilute the effect of the voting instructions of the owners of SP-Flex. In addition, because the Separate Account also invests premiums relating to our flexible premium life insurance policy, the voting instructions of the owners of SP-Flex will be further diluted. We do not foresee any disadvantages to this. Nevertheless, the Trust's Board of Trustees will monitor events to identify conflicts that may arise and determine appropriate action. If we think any Trust action is insufficient, we will see that appropriate action is taken to protect our policyowners.

SEPARATE ACCOUNT VOTING PRIVILEGES. Under the Investment Company Act of 1940, certain actions (such as some of those described below under "Our Right To Change How We Operate") may require policyowner approval. In that case, you will be entitled to one vote for every $100 of value you have in the investment divisions of our Separate Account. We will cast votes attributable to amounts we have in the investment divisions of our Separate Account in the same proportions as votes cast by policyowners.

SPECIAL ISSUE PROGRAMS

The terms under which SP-Flex policies are issued may vary. For example, an employer may purchase a number of policies with certain of its employees being designated as insured persons under the policies or an association may facilitate the solicitation of its members for the purchase of policies by them.

PURPOSE. If special circumstances result in a reduction in our sales and administrative expenses or our insurance risks relating to purchases of SP-Flex policies, we may recognize the reduction by varying the terms of the policies to be issued.

GUIDELINES. The terms of the policies will vary only in accordance with rules we have in effect as of the date the applications for the policies are approved. The rules, and any related actions, shall be reasonable, fair and not discriminatory to the interests of all other SP-Flex policyowners. We may modify these rules from time to time.

OUR RIGHT TO CHANGE HOW WE OPERATE

In addition to changing or adding investment companies, we have the right to modify how we or our Separate Account operate. We intend to comply with applicable law in making any changes and, if necessary, we will seek policyowner approval. If required by law or regulation, the investment policy of the Separate Account will not be changed without the approval of the Superintendent of Insurance of the State of New York. We have the right to:

o add investment divisions to, or remove investment divisions from, the Separate Account, combine two or more divisions within the Separate Account, or withdraw assets relating to SP-Flex from one investment division and put them into another;

o register or end the registration of the Separate Account under the Investment Company Act of 1940;

o operate our Separate Account under the direction of a committee or discharge such a committee at any time (the committee may be composed entirely of persons who are "interested persons" of Equitable Variable under the Investment Company Act of 1940);

o restrict or eliminate any voting rights of policyowners or other people who have voting rights that affect the Separate Account;

o operate the Separate Account or one or more of the divisions in any other form the law allows, including a form that allows us to make direct investments. The Separate Account may be charged an advisory fee if its investments are made directly, rather than through an investment company. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice. In addition, we may disapprove any change in investment advisers or in investment policy unless a law or regulation provides differently.

If any changes are made that result in a material change in the underlying investments of a division, you will be notified, as required by law. We may, for example, cause the division to invest in a mutual fund other than or in addition to the Trust.

If you then wish to transfer the amount you have in that division to another division of the Separate Account, you may do so, without charge, by writing to our Administrative Office. At the same time, you may also change how any future net premiums will be allocated.

SALES AND OTHER AGREEMENTS

Equitable Variable and Integrity Life Insurance Company, a wholly-owned subsidiary of Equitable, are the principal underwriters for the Trust under a Distribution Agreement. Under that Agreement, we have entered into a Sales Agreement with Equitable by which Equitable will distribute our policies.

Both Equitable Variable and Equitable are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and we are each members of the National Association of Securities Dealers, Inc. We are also the principal underwriter for our policies funded through our Separate Account FP and our other policies funded through our Separate Account I, which is also a registered investment company. Equitable may also be considered a principal underwriter.

AGENTS ARE PAID SALES COMMISSIONS. We sell our policies through agents who are licensed by state insurance officials to sell our variable life policies. These agents are also registered representatives of Equitable.

Under the Sales Agreement, the agent who sells you this policy receives sales commissions from Equitable. Equitable Variable reimburses Equitable for these commissions. We also reimburse Equitable for other expenses incurred in marketing and selling our policies, such as agency and district managers' compensation, agents' training allowances, deferred compensation, insurance benefits of agents and agency and district managers, and agency clerical and advertising expenses.

Agents may receive a commission equal to a maximum of 3% of the premiums paid on a policy. Agents with less than three full years of service with Equitable may be paid differently.

BROKERS ARE PAID COMMISSIONS. We also sell our policies through independent brokers who are licensed by state insurance officials to sell our variable life policies. They will also be registered representatives either of Equitable or of another company registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934. The commissions for independent brokers will be no more than those for agents. Commissions will be paid through the registered broker-dealer.

APPLICATIONS. When an application for one of our policies is completed, it is submitted to us. We make the decision to issue a policy based on the information in the application and our standards for issuing insurance and classifying risks. If we decide not to issue a policy, any premium paid will be refunded.

OUR JOINT SERVICE AGREEMENT WITH EQUITABLE. In addition to acting as distributor for our policies, Equitable performs certain other sales and administrative duties for us. Equitable does this pursuant to a written agreement. The agreement is automatically renewed each year, unless either party terminates.

Under this agreement, we pay Equitable for salary costs and other services and an amount for indirect costs incurred through our use of Equitable personnel and facilities. We also reimburse Equitable for sales expenses related to business other than variable life insurance policies. The amounts paid or accrued to Equitable by us under sales and joint services agreements totalled approximately $249.4 million in 1986, $225.7 million in 1985 and $164.8 million in 1984.

REGULATION

We are regulated and supervised by the New York State Insurance Department. In addition, we are subject to the insurance laws and regulations in every jurisdiction where we sell policies. As a result, the provisions of this policy may vary somewhat from jurisdiction to jurisdiction.

We submit annual reports on our operations and finances to insurance officials in all the jurisdictions where we sell policies. The officials are responsible for reviewing our reports to be sure that we are financially sound and that we are complying with applicable laws and regulations.

We are also subject to various Federal securities laws and regulations.

LEGAL MATTERS

The legal validity of the policy described in this prospectus has been passed on by Herbert P. Shyer, who is Executive Vice President and General Counsel of Equitable.

The Washington,  D.C., law firm of Freedman,  Levy,  Kroll & Simonds has advised
Equitable   Variable  with  respect  to  certain  matters  relating  to  Federal securities laws.

LEGAL PROCEEDINGS

We are not involved in any material legal proceedings.

FINANCIAL AND ACTUARIAL EXPERTS

The financial statements of Equitable Variable as of December 31, 1986 and 1985 and for the years then ended, the financial statements of the Separate Account as of December 31, 1986 and for the period then ended, and the Statement of Assets and Liabilities of the High Yield Division as of January 1, 1987 included in this prospectus have been examined by the accounting firm of Deloitte Haskins & Sells, our independent auditors, to the extent stated in their opinions, and their opinions on the statements are part of this prospectus. We have relied on the opinions of Deloitte Haskins & Sells given upon their authority as experts in accounting and auditing.

Actuarial matters in this prospectus have been examined by Joseph O. North, Jr., F.S.A., M.A.A.A., who is a Vice President and Actuary of Equitable Variable and a Vice President and Actuary of Equitable. His opinion on actuarial matters is filed as an exhibit to the Registration Statement we filed with the SEC.

ADDITIONAL INFORMATION

We have filed a Registration Statement relating to the Separate Account and the variable life insurance policy described in this prospectus with the SEC. The Registration Statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus under the rules and regulations of the SEC. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

MANAGEMENT

Here is a list of our directors and officers and a brief statement of their business experience for the past five years. Unless otherwise noted, the following persons have been involved in the management of Equitable and its subsidiaries in various positions for the last five years. Unless otherwise noted, their address is 787 Seventh Avenue, New York, New York 10019.

DIRECTORS

NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
----------------                   ----------------------
Harry Douglas Garber............   Vice Chairman of the Board,  Equitable,  since  February  1984;  prior thereto,
                                   Executive  Vice  President and Chief  Financial  Officer.  Director,  Equitable
                                   Investment  Corporation  (EIC) and  Genesco,  Inc.  Former  Chairman  and Chief
                                   Executive Officer, Equitable Variable.

Glenn Howard Gettier, Jr. ......   Executive  Vice  President  and  Chief  Financial  Officer,   Equitable,  since
                                   December 1984; prior thereto, Partner, Peat, Marwick, Mitchell & Co.

Richard Hampton Jenrette........   Vice Chairman,  Chief  Investment  Officer and Director,  Equitable.  Chairman,
                                   Donaldson,  Lufkin and Jenrette,  Inc.,  since  February  1985;  prior thereto,
                                   Chairman and Chief Executive  Officer.  Director,  Equitable Capital Management
                                   Corporation (Equitable Capital) and various other Equitable subsidiaries.

William Thomas McCaffrey........   Executive Vice President,  Equitable,  since March 1986; prior thereto, various other Equitable positions.

Francis Helmut Schott...........   Senior Vice President and Chief Economist, Equitable.

Leo Martin Walsh, Jr. ..........   Senior  Executive  Vice  President,   Director  and  Chief  Operating  Officer,
                                   Equitable, since July 1986; prior thereto,  Executive Vice President,  Director and Chief Investment  Officer.  Chairman,  EIC, since July 1986; prior thereto,
                                   President and Chief Executive Officer. Director,  Equitable Capital and various other Equitable subsidiaries.

Peter Rawlinson Wilde...........   Executive Vice President,  Equitable, since July 1984. Director, Integrity Life
                                   Insurance  Company  (Integrity) and National  Integrity Life Insurance  Company
                                   (National   Integrity).   Chairman  and  Chief  Executive  Officer,   Equitable
                                   Variable,  from November 1984 to December 1986. Chief Financial Officer,  CIGNA
                                   Corporation,  from  April  1983  to  June  1984;  prior  thereto,  Senior  Vice
                                   President.

Brian Fredrick Wruble...........   Chairman,  President and Chief Executive Officer,  Equitable Capital. Executive
                                   Vice President,  Equitable,  since September 1984; prior thereto, various other
                                   Equitable positions.

OFFICER -- DIRECTORS

NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
----------------                   ----------------------
Robert Wayne Barth..............   Chairman and Chief Executive Officer,  Equitable Variable, since December 1986;
                                   President and Chief  Operating  Officer,  from December 1985 to December  1986.
                                   Executive Vice  President,  Equitable,  since June 1985;  Senior Vice President since September 1984; prior thereto, Vice President since April 1984.

Thomas Michael Kirwan...........   President and Chief  Operating  Officer,  Equitable  Variable,  since  December
                                   1986.  Executive Vice President and Chief Financial  Officer,  EIC, since March
                                   1985;  prior  thereto,  President,   Columbia  Group  --  CBS,  Inc.  Director,
                                   Equitable Capital and various other Equitable subsidiaries.

Robert Seymour Jones............   Senior Vice President,  Equitable  Variable,  since February 1986.  Senior Vice
                                   President, Equitable, since June 1985; prior thereto, Vice President.

Michael Searle Martin...........   Senior Vice President,  Equitable  Variable,  since February 1986.  Senior Vice
                                   President, Equitable, since June 1985; prior thereto, Vice President.

Stanley Julian Rispler..........   Senior Vice President,  Equitable  Variable,  since February 1986.  Senior Vice
                                   President, Equitable, since October 1984; prior thereto, Vice President.

Samuel Barry Shlesinger.........   Senior Vice  President and Actuary,  Equitable  Variable,  since February 1986.
                                   Senior Vice President and Actuary,  Equitable;  prior  thereto,  Vice President and Actuary.

OFFICERS

NAME AND PRINCIPAL                 BUSINESS EXPERIENCE
BUSINESS ADDRESS                   WITHIN PAST FIVE YEARS
----------------                   ----------------------
James Thomas Liddle, Jr. .......   Senior Vice President and Chief Financial Officer,  Equitable  Variable,  since
                                   February 1986. Vice President and Actuary, Equitable.

Richard Marshall Stenson........   Senior Vice President,  Equitable  Variable,  since December 1981.  Senior Vice
                                   President,  Equitable,  since October 1984;  prior thereto,  Vice President and
                                   Actuary. Actuary, Integrity.

William Arnold Canfield.........   Vice  President  and  Chief  Underwriting  Officer,  Equitable  Variable.  Vice
2 Penn Plaza                       President, Equitable.
New York, New York 10121

Franklin Kennedy, III...........   Vice President,  Equitable Variable,  since August 1981. Senior Vice President,
1221 Avenue of the Americas        Equitable  Capital since January 1987.  Managing  Director and Chief Investment
New York, New York 10020           Officer,  Equitable Investment  Management  Corporation,  from November 1983 to
                                   January 1987. Vice President, Equitable.

Donald Anthony King.............   Vice  President,  Equitable  Variable,  since  February 1986.  Vice  President,
1285 Avenue of the Americas        Integrity,  since April 1984.  Vice President,  Equitable,  since January 1976.
New York, New York 10020           Executive Vice President, Equitable Capital.

Joseph Oswell North, Jr. .......   Vice President and Actuary,  Equitable  Variable,  since  February  1984.  Vice
2 Penn Plaza                       President and Actuary,  Equitable, since October 1984; prior thereto, Assistant
New York, New York 10121           Vice President and Actuary, since April 1982.

Stephen Anthony Scarpati........   Vice  President  and  Controller,  Equitable  Variable,  since June 1986.  Vice
2 Penn Plaza                       President,  Equitable, since December 1985. Vice President and Controller, EIC,
New York, New York 10121           from  November  1984 to December  1985;  prior  thereto,  Division  Controller,
                                   Colgate-Palmolive Company.

Larry Kenneth Mills.............   Treasurer,   Equitable  Variable,   Integrity  and  National  Integrity,  since
                                   February  1986.  Vice  President and  Treasurer,  Equitable,  since March 1986;
                                   prior thereto, Vice President.

Theodore Edward Plucinski, M.D..   Chief Medical Director,  Equitable Variable,  Integrity and National Integrity.
2 Penn Plaza                       Chief Medical Director,  Equitable,  since September 1985; prior thereto, Chief
New York, New York 10121           Medical Director, MONY.

Kevin Brian Keefe................  Secretary,  Equitable  Variable,  Integrity,  National Integrity and The Hudson
                                   River Trust.  Vice  President and Assistant  Secretary,  Equitable,  since June
                                   1986; prior thereto, Assistant Vice President and Assistant Secretary.

PART 5: ILLUSTRATIONS OF INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES, AND ACCUMULATED PREMIUMS

To help clarify how the key financial elements of the policy work, a series of tables has been prepared.

The tables show how the Insurance Benefit, Policy Account and Cash Surrender Values ("policy benefits") could vary over an extended period of time if the investment divisions of our Separate Account had CONSTANT hypothetical gross annual investment returns of 0%, 4%, 8% or 12% over the years covered by each table. The policy benefits will differ from those shown in the tables if the annual investment returns are not absolutely constant. That is, the figures will be different if the returns AVERAGED 0%, 4%, 8% or 12% over a period of years but went above or below those figures in individual policy years. The policy benefits will also differ, depending on your premium allocations to each division, if the overall actual rates of return averaged 0%, 4%, 8% or 12%, but went above or below those figures for the individual investment divisions. The tables show the policy benefits as they would be as of each policy anniversary. The tables are for standard risk males. (Our Policy Account charges do not differ for non-smokers.) The difference between the Policy Account and the Cash Surrender Value is the surrender charge.

The tables illustrate the Policy Account charges (policy cost factors) at both the current effective annual rate of 1.80% and the charges that would apply if the maximum cost of insurance charges permitted under the policy were imposed. See "Charges -- Policy Account Charges" in Part 3. The amounts shown at the end of each policy year also reflect a daily charge against the Separate Account investment divisions at an effective annual rate of .50%. This charge reflects a
 .40% charge for investment management and direct Trust expenses (estimated at .10% of aggregate average daily net assets). Using the current rate for Policy
Account charges, the effect of these adjustments is that on a 0% gross rate of return the net rate of return would be -2.275%, on 4% it would be 1.634%, on 8% it would be 5.544% and on 12% it would be 9.453%. The effect of these adjustments would be greater if the maximum cost of insurance charges permitted under the policy were imposed. Because of investment management fees higher than
 .40%, if amounts are allocated to the Aggressive Stock, High Yield or Global Divisions, higher gross rates of returns will be necessary to produce the same net rates of return. See "The Trust's Investment Adviser" in Part 2.

The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually. These tables show that if a policy is returned in its very early years for payment of its Cash Surrender Value, that Cash Surrender Value will be low in comparison to the amount of the premiums accumulated with interest. Thus, the cost of owning your policy for a relatively short time will be high.

INDIVIDUAL ILLUSTRATIONS. On request, we will furnish you with comparable illustrations based on the age and sex of the proposed insured person and an initial premium of your choice.

                       TABLE OF CONTENTS OF ILLUSTRATIONS

Male                   Initial                  Current                  Maximum
 Age                   Premium                  Charges                  Charges
----                  --------                  -------                  -------
 10                   $  5,000                  page 31                  page 32
 35                   $ 20,000                  page 33                  page 34
 55                   $100,000                  page 35                  page 36

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $5,000                         INITIAL INSURANCE BENEFIT $47,117
                                   MALE AGE 10
                            ASSUMING CURRENT CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]

                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      -----------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%            12%
  ------        -----------      -------     -------     --------     ----------
     1           $ 5,250         $44,542     $46,324     $ 48,106     $   49,888
     2             5,512          42,112      45,549       49,121         52,827
     3             5,788          39,830      44,804       50,176         55,961
     4             6,078          34,910      40,840       47,496         54,934
     5             6,381          33,051      40,213       48,565         58,252

     6             6,700          31,318      39,629       49,701         61,822
     7             7,036          29,701      39,085       50,905         65,665
     8             7,387          28,184      38,573       52,170         69,790
     9             7,757          26,753      38,079       53,483         74,196
    10             8,144          25,397      37,595       54,835         78,889

    11             8,552          24,106      37,112       56,213         83,867
    12             8,979          22,874      36,624       57,608         89,132
    13             9,428          21,696      36,128       59,013         94,688
    14             9,900          20,568      35,620       60,422        100,540
    15            10,395          19,490      35,103       61,834        106,701

    16            10,914          18,458      34,574       63,245        113,179
    17            11,460          17,472      34,037       64,658        119,994
    18            12,033          16,533      33,496       66,078        127,171
    19            12,635          15,640      32,954       67,509        134,737
    20            13,266          14,791      32,412       68,954        142,718

55 (Age 65)       73,178           2,338      20,224      161,235      1,191,919

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
------      -------      -------      --------            ------      -------      -------      --------
$4,886      % 5,082      $ 5,277      $  5,473            $4,586      $ 4,782      $ 4,977      $  5,173
 4,775        5,165        5,570         5,990             4,525        4,915        5,320         5,740
 4,666        5,249        5,879         6,556             4,466        5,049        5,679         6,356
 4,560        5,335        6,204         7,176             4,410        5,185        6,054         7,026
 4,457        5,422        6,548         7,854             4,357        5,322        6,448         7,754

 4,355        5,511        6,911         8,597             4,305        5,461        6,861         8,547
 4,256        5,601        7,295         9,410             4,256        5,601        7,295         9,410
 4,159        5,692        7,699        10,299             4,159        5,692        7,699        10,299
 4,065        5,785        8,126        11,273             4,065        5,785        8,126        11,273
 3,972        5,880        8,576        12,338             3,972        5,880        8,576        12,338

 3,882        5,976        9,052        13,505             3,882        5,976        9,052        13,505
 3,793        6,074        9,554        14,781             3,793        6,074        9,554        14,781
 3,707        6,173       10,083        16,179             3,707        6,173       10,083        16,179
 3,623        6,274       10,642        17,708             3,623        6,274       10,642        17,708
 3,540        6,376       11,232        19,382             3,540        6,376       11,232        19,382

 3,460        6,481       11,855        21,214             3,460        6,481       11,855        21,214
 3,381        6,587       12,512        23,220             3,381        6,587       12,512        23,220
 3,304        6,694       13,206        25,415             3,304        6,694       13,206        25,415
 3,229        6,804       13,938        27,818             3,229        6,804       13,938        27,818
 3,155        6,915       14,710        30,447             3,155        6,915       14,710        30,447

 1,410       12,195       97,223       718,716             1,410       12,195       97,223       718,716

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $5,000                         INITIAL INSURANCE BENEFIT $47,117
                                   MALE AGE 10
                            ASSUMING MAXIMUM CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      -----------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%            12%
  ------        -----------      -------     -------     --------     ----------
     1            $ 5,250        $44,540     $46,322     $ 48,104     $   49,886
     2              5,512         42,105      45,541       49,112         52,818
     3              5,788         39,803      44,773       50,141         55,922
     4              6,078         34,840      40,758       47,400         54,823
     5              6,381         32,935      40,071       48,394         58,046

     6              6,700         31,134      39,395       49,408         61,457
     7              7,036         29,431      38,731       50,443         65,069
     8              7,387         27,822      38,078       51,500         68,893
     9              7,757         26,301      37,435       52,579         72,941
    10              8,144         24,863      36,805       53,681         77,229

    11              8,552         23,503      36,184       54,806         81,768
    12              8,979         22,218      35,573       55,953         86,572
    13              9,428         21,003      34,974       57,126         91,661
    14              9,900         19,855      34,384       58,323         97,047
    15             10,395         18,769      33,804       59,545        102,752

    16             10,914         17,743      33,234       60,794        108,792
    17             11,460         16,773      32,674       62,068        115,185
    18             12,033         15,856      32,123       63,368        121,955
    19             12,635         14,989      31,582       64,696        129,124
    20             13,266         14,169      31,049       66,052        136,712

55 (Age 65)        73,178          1,980      17,123      136,499      1,009,053

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
------      -------      -------      --------            ------      -------      -------      --------
$4,886      $ 5,082      $ 5,277      $  5,472            $4,586      $ 4,782      $ 4,977      $  5,172
 4,774        5,164        5,569         5,989             4,524        4,914        5,319         5,739
 4,663        5,246        5,874         6,552             4,463        5,046        5,674         6,352
 4,551        5,324        6,192         7,162             4,401        5,174        6,042         7,012
 4,441        5,403        6,525         7,827             4,341        5,303        6,425         7,727

 4,329        5,478        6,871         8,546             4,279        5,428        6,821         8,496
 4,217        5,550        7,228         9,324             4,217        5,550        7,228         9,324
 4,106        5,619        7,600        10,167             4,106        5,619        7,600        10,167
 3,996        5,688        7,988        11,082             3,996        5,688        7,988        11,082
 3,889        5,756        8,396        12,079             3,889        5,756        8,396        12,079

 3,785        5,827        8,825        13,167             3,785        5,827        8,825        13,167
 3,685        5,899        9,279        14,357             3,685        5,899        9,279        14,357
 3,589        5,976        9,761        15,662             3,589        5,976        9,761        15,662
 3,497        6,056       10,272        17,093             3,497        6,056       10,272        17,093
 3,409        6,141       10,816        18,665             3,409        6,141       10,816        18,665

 3,326        6,230       11,395        20,392             3,326        6,230       11,395        20,392
 3,246        6,323       12,011        22,290             3,246        6,323       12,011        22,290
 3,169        6,420       12,664        24,373             3,169        6,420       12,664        24,373
 3,095        6,520       13,357        26,659             3,095        6,520       13,357        26,659
 3,023        6,624       14,091        29,166             3,023        6,624       14,091        29,166

 1,194       10,325       82,308       608,449             1,194       10,325       82,308       608,449

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $20,000                        INITIAL INSURANCE BENEFIT $79,452
                                   MALE AGE 35
                            ASSUMING CURRENT CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      ---------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%           12%
  ------        -----------      -------     -------     --------     --------
     1            $21,000        $75,117     $78,122     $ 81,127     $ 84,132
     2             22,050         71,026      76,823       82,847       89,098
     3             23,152         67,169      75,557       84,615       94,371
     4             24,310         63,532      74,325       86,437       99,974
     5             25,526         60,104      73,127       88,317      105,931

     6             26,802         56,876      71,968       90,260      112,272
     7             28,142         53,835      70,846       92,270      119,024
     8             29,549         50,968      69,756       94,346      126,210
     9             31,027         48,269      68,705       96,498      133,871
    10             32,578         45,725      67,688       98,726      142,035

    11             34,207         43,326      66,702      101,031      150,735
    12             35,917         41,066      65,751      103,422      160,018
    13             37,713         38,932      64,828      105,893      169,909
    14             39,599         36,919      63,936      108,452      180,461
    15             41,579         35,018      63,070      111,099      191,713

    16             43,657         33,225      62,234      113,844      203,727
    17             45,840         31,534      61,431      116,697      216,568
    18             48,132         29,941      60,660      119,664      230,300
    19             50,539         28,439      59,923      122,758      245,006
    20             53,066         27,026      59,223      125,992      260,774

30 (Age 65)        86,439         16,629      53,942      167,379      498,408

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                        CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                 ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                 ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ------------------------------------------------
   0%          4%           8%           12%                 0%           4%           8%           12%
------      -------      -------      --------            -------      -------      --------      --------
$19,545     $20,327      $ 21,109     $ 21,891            $18,345      $19,127      $ 19,909      $ 20,691
 19,100      20,659        22,279       23,960             18,100       19,659        21,279        22,960
 18,666      20,997        23,514       26,225             17,866       20,197        22,714        25,425
 18,241      21,340        24,818       28,704             17,641       20,740        24,218        28,104
 17,826      21,689        26,194       31,418             17,426       21,289        25,794        31,018

 17,420      22,043        27,646       34,388             17,220       21,843        27,446        34,188
 17,024      22,403        29,178       37,638             17,024       22,403        29,178        37,638
 16,637      22,769        30,796       41,197             16,637       22,769        30,796        41,197
 16,258      23,142        32,503       45,091             16,258       23,142        32,503        45,091
 15,888      23,520        34,305       49,354             15,888       23,520        34,305        49,354

 15,527      23,904        36,207       54,019             15,527       23,904        36,207        54,019
 15,174      24,295        38,214       59,126             15,174       24,295        38,214        59,126
 14,828      24,692        40,333       64,715             14,828       24,692        40,333        64,715
 14,491      25,095        42,568       70,833             14,491       25,095        42,568        70,833
 14,161      25,506        44,928       77,529             14,161       25,506        44,928        77,529

 13,839      25,922        47,419       84,858             13,839       25,922        47,419        84,858
 13,524      26,346        50,048       92,880             13,524       26,346        50,048        92,880
 13,216      26,777        52,823      101,660             13,216       26,777        52,823       101,660
 12,916      27,214        55,751      111,270             12,916       27,214        55,751       111,270
 12,622      27,659        58,842      121,789             12,622       27,659        58,842       121,789

 10,027      32,527       100,928      300,536             10,027       32,527       100,928       300,536

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $20,000                        INITIAL INSURANCE BENEFIT $79,452
                                   MALE AGE 35
                            ASSUMING MAXIMUM CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      ---------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%           12%
  ------        -----------      -------     -------     --------     --------
     1            $21,000        $75,107     $78,111     $ 81,116     $ 84,121
     2             22,050         71,000      76,794       82,816       89,065
     3             23,152         67,118      75,500       84,552       94,300
     4             24,310         63,449      74,227       86,324       99,842
     5             25,526         59,979      72,975       88,132      105,710

     6             26,802         56,701      71,746       89,981      111,925
     7             28,142         53,601      70,537       91,867      118,503
     8             29,549         50,669      69,346       93,790      125,465
     9             31,027         47,899      68,177       95,756      132,840
    10             32,578         45,280      67,028       97,763      140,649

    11             34,207         42,804      65,897       99,811      148,913
    12             35,917         40,465      64,788      101,906      157,670
    13             37,713         38,252      63,695      104,040      166,935
    14             39,599         36,160      62,621      106,220      176,747
    15             41,579         34,182      61,564      108,443      187,130

    16             43,657         32,313      60,525      110,716      198,128
    17             45,840         30,547      59,506      113,037      209,775
    18             48,132         28,876      58,502      115,405      222,103
    19             50,539         27,297      57,515      117,823      235,156
    20             53,066         25,805      56,547      120,294      248,981

30 (Age 65)        86,439         14,707      47,705      148,019      440,758

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
------      -------      -------      --------            ------      -------      -------      --------
$19,542     $20,324      $21,106      $ 21,888            $18,342     $19,124      $19,906      $ 20,688
 19,093      20,651       22,271        23,951             18,093      19,651       21,271        22,951
 18,652      20,981       23,496        26,205             17,852      20,181       22,696        25,405
 18,217      21,312       24,785        28,666             17,617      20,712       24,185        28,066
 17,789      21,643       26,139        31,352             17,389      21,243       25,739        30,952

 17,367      21,975       27,560        34,281             17,167      21,775       27,360        34,081
 16,950      22,305       29,051        37,474             16,950      22,305       29,051        37,474
 16,539      22,635       30,614        40,954             16,539      22,635       30,614        40,954
 16,133      22,964       32,253        44,744             16,133      22,964       32,253        44,744
 15,734      23,291       33,970        48,872             15,734      23,291       33,970        48,872

 15,340      23,616       35,769        53,366             15,340      23,616       35,769        53,366
 14,951      23,939       37,654        58,258             14,951      23,939       37,654        58,258
 14,569      24,260       39,627        63,582             14,569      24,260       39,627        63,582
 14,193      24,579       41,693        69,375             14,193      24,579       41,693        69,375
 13,823      24,896       43,854        75,675             13,823      24,896       43,854        75,675

 13,459      25,211       46,116        82,526             13,459      25,211       46,116        82,526
 13,101      25,520       48,478        89,966             13,101      25,520       48,478        89,966
 12,747      25,824       50,942        98,041             12,747      25,824       50,942        98,041
 12,397      26,121       53,510       106,797             12,397      26,121       53,510       106,797
 12,052      26,409       56,181       116,281             12,052      26,409       56,181       116,281

  8,868      28,766       89,254       265,773              8,868      28,766       89,254       265,773

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 4%, 8% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE INVESTMENT DIVISIONS OF THE SEPARATE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE TRUST PORTFOLIOS, IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 4%, 8% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $100,000                      INITIAL INSURANCE BENEFIT $214,120
                                   MALE AGE 55
                            ASSUMING CURRENT CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                              INSURANCE BENEFIT(2)
                                           ASSUMING HYPOTHETICAL GROSS
  END OF                                   ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      -----------------------------------------------
   YEAR         PREMIUMS(1)         0%           4%           8%           12%
  ------        -----------      --------     --------     --------     --------
     1            $105,000       $203,571     $211,714     $219,858     $228,002
     2             110,250        193,629      209,431      225,853      242,895
     3             115,762        184,249      207,258      232,108      258,868
     4             121,551        175,387      205,183      238,622      275,991
     5             127,628        167,030      203,222      245,433      294,384

     6             134,010        159,127      201,352      252,529      314,114
     7             140,710        151,667      199,591      259,949      335,321
     8             147,746        144,632      197,946      267,723      358,142
     9             155,133        138,000      196,426      275,886      382,732
    10             162,889        131,746      195,026      284,457      409,240

    11             171,034        125,853      193,755      293,474      437,852
    12             179,586        120,288      192,597      302,942      468,719
    13             188,565        115,038      191,559      312,900      502,059
    14             197,993        110,066      190,612      323,329      538,010
    15             207,893        105,360      189,761      334,267      576,814

    16             218,287        100,908      189,013      345,757      618,741
    17             229,202         96,705      188,387      357,868      664,136
    18             240,662         92,734      187,878      370,629      713,296
    19             252,695         88,996      187,520      384,152      766,706
    20             265,330         85,488      187,334      398,534      824,875

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
-------     --------     --------     --------            -------     --------     --------     --------
$97,725     $101,634     $105,544     $109,453            $91,725     $ 95,634     $ 99,544     $103,453
 95,501      103,295      111,395      119,800             90,501       98,295      106,395      114,800
 93,329      104,983      117,570      131,125             89,329      100,983      113,570      127,125
 91,205      106,699      124,088      143,521             88,205      103,699      121,088      140,521
 89,130      108,443      130,968      157,088             87,130      106,443      128,968      155,088

 87,102      110,215      138,228      171,939             86,102      109,215      137,228      170,939
 85,120      112,017      145,891      188,192             85,120      112,017      145,891      188,192
 83,184      113,847      153,979      205,983             83,184      113,847      153,979      205,983
 81,291      115,708      162,515      225,455             81,291      115,708      162,515      225,455
 79,442      117,599      171,525      246,768             79,442      117,599      171,525      246,768

 77,634      119,521      181,034      270,096             77,634      119,521      181,034      270,096
 75,868      121,474      191,070      295,629             75,868      121,474      191,070      295,629
 74,142      123,459      201,663      323,575             74,142      123,459      201,663      323,575
 72,455      125,477      212,842      354,164             72,455      125,477      212,842      354,164
 70,806      127,528      224,642      387,644             70,806      127,528      224,642      387,644

 69,195      129,612      237,096      424,289             69,195      129,612      237,096      424,289
 67,621      131,730      250,240      464,398             67,621      131,730      250,240      464,398
 66,082      133,883      264,113      508,299             66,082      133,883      264,113      508,299
 64,579      136,071      278,754      556,350             64,579      136,071      278,754      556,350
 63,110      138,295      294,208      608,944             63,110      138,295      294,208      608,944

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     SP-FLEX

                    EQUITABLE VARIABLE LIFE INSURANCE COMPANY
             VARIABLE LIFE INSURANCE WITH ADDITIONAL PREMIUM OPTION

INITIAL PREMIUM $100,000                      INITIAL INSURANCE BENEFIT $214,120
                                   MALE AGE 55
                            ASSUMING MAXIMUM CHARGES

[THE FOLLOWING TABLE APPEARED IN A LANDSCAPED FORMAT IN THE PRINTED PROSPECTUS AND HAD TO BE BROKEN INTO TWO TABLES TO FIT THE EDGAR FORMAT:]


                                             INSURANCE BENEFIT(2)
                                          ASSUMING HYPOTHETICAL GROSS
  END OF                                  ANNUAL INVESTMENT RETURN OF
  POLICY        ACCUMULATED      ---------------------------------------------
   YEAR         PREMIUMS(1)         0%          4%          8%           12%
  ------        -----------      --------    --------    --------     --------
     1            $105,000       $202,414    $210,511    $218,609     $226,706
     2             110,250        191,348     206,964     223,192      240,032
     3             115,762        180,887     203,475     227,870      254,141
     4             121,551        170,990     200,037     232,637      269,069
     5             127,628        161,648     196,673     237,523      284,896

     6             134,010        152,808     193,355     242,497      301,636
     7             140,710        144,451     190,092     247,576      319,360
     8             147,746        136,553     186,887     252,764      338,130
     9             155,133        129,088     183,739     258,065      358,009
    10             162,889        122,029     180,639     263,470      379,046

    11             171,034        115,357     177,594     268,992      401,324
    12             179,586        109,047     174,595     274,622      424,901
    13             188,565        103,088     171,658     280,388      449,891
    14             197,993         97,450     168,761     286,259      476,325
    15             207,893         92,121     165,914     292,254      504,315

    16             218,287         87,083     163,115     298,377      533,951
    17             229,202         82,325     160,371     304,640      565,354
    18             240,662         77,821     157,661     311,013      598,559
    19             252,695         73,564     155,000     317,525      633,727
    20             265,330         69,547     152,397     324,200      671,018

[THE LEFT-HAND HALF OF THE ILLUSTRATION TABLE (ABOVE) AND THE RIGHT-HAND HALF (BELOW) APPEARED SIDE-BY-SIDE IN THE PRINTED PROSPECTUS:]

             POLICY ACCOUNT(2)                                       CASH SURRENDER VALUE(2)
        ASSUMING HYPOTHETICAL GROSS                                ASSUMING HYPOTHETICAL GROSS
        ANNUAL INVESTMENT RETURN OF                                ANNUAL INVESTMENT RETURN OF
----------------------------------------------            ----------------------------------------------
   0%          4%           8%           12%                0%           4%           8%           12%
-------     --------     --------     --------            -------     --------     --------     --------
$97,170     $101,057     $104,944     $108,831            $91,170     $ 95,057     $ 98,944     $102,831
 94,376      102,078      110,082      118,388             89,376       97,078      105,082      113,388
 91,625      103,067      115,424      128,731             87,625       99,067      111,424      124,731
 88,919      104,024      120,976      139,921             85,919      101,024      117,976      136,921
 86,258      104,948      126,746      152,025             84,258      102,948      124,746      150,025

 83,643      105,838      132,737      165,108             82,643      104,838      131,737      164,108
 81,070      106,686      138,947      179,234             81,070      106,686      138,947      179,234
 78,537      107,487      145,375      194,473             78,537      107,487      145,375      194,473
 76,042      108,235      152,018      210,891             76,042      108,235      152,018      210,891
 73,582      108,924      158,870      228,561             73,582      108,924      158,870      228,561

 71,160      109,551      165,931      247,563             71,160      109,551      165,931      247,563
 68,778      110,120      173,208      267,992             68,778      110,120      173,208      267,992
 66,440      110,633      180,709      289,953             66,440      110,633      180,709      289,953
 64,150      111,093      188,440      313,557             64,150      111,093      188,440      313,557
 61,909      111,501      196,408      338,921             61,909      111,501      196,408      338,921

 59,716      111,853      204,606      366,146             59,716      111,853      204,606      366,146
 57,566      112,140      213,020      395,325             57,566      112,140      213,020      395,325
 55,455      112,350      221,629      426,537             55,455      112,350      221,629      426,537
 53,381      112,474      230,408      459,856             53,381      112,474      230,408      459,856
 51,341      112,503      239,333      495,363             51,341      112,503      239,333      495,363

[THE FOOTNOTES BELOW APPLY TO BOTH THE LEFT-HAND AND RIGHT-HAND HALVES OF THE ILLUSTRATION TABLE ABOVE:]

(1) Assumes net interest of 5% compounded annually.
(2) Assumes no policy loan has been made.

THE INSURANCE BENEFIT, POLICY ACCOUNT AND CASH SURRENDER VALUES WILL DIFFER IF ADDITIONAL PREMIUMS ARE PAID.

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

                                     PART II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.


                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

The facing sheet.


Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17637 dated December 11, 1996.

The Supplement dated May 1, 1997 consisting of 80 pages.


The Prospectus of Equitable Variable dated September 30, 1987 consisting of 38 pages.

Representation regarding reasonableness of aggregate policy fees and charges.


Undertaking to file reports, previously filed with this Registration Statement File No. 333-17637 dated December 11, 1996.

Undertaking pursuant to Rule 484(b)(i) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17637 dated December 11, 1996.


The signatures.

Written Consents of the following persons:

              Mary P. Breen, Vice President and Associate General Counsel of Equitable (see Exhibit 2(a))

              Barbara Fraser, Vice President (see Exhibit 2(b))

              Independent Public Accountants (see Exhibit 6(a))


The following exhibits: Exhibit required by Article IX, paragraph A of Form N-8B-2:



         1-A(1)(a)(i)      Certified resolutions re Authority to Market Variable Life Insurance and Establish
                           Separate Accounts, previously filed with this Registration Statement File No. 333-17637 dated December 11, 1996.

         1-A(2)            Inapplicable.

         1-A(3)(a)         See Exhibit 1-A(8).

         1-A(3)(b)         Broker-Dealer and General Agent Sales Agreement, previously filed with this Registration
                           Statement File No. 333-17637 dated December 11, 1996.

         1-A(3)(c)         See Exhibit 1-A(8)(i).


         1-A(4)            Inapplicable.


         1-A(5)(a)         Specimen of Variable Life Insurance Policy With Additional Premium Option (policy form
                           no. 87-500), previously filed with this Registration Statement File No. 333-17637 dated
                           December 11, 1996.

         1-A(5)(b)         Limitation on Amount of Insurance (New York only), Rider 85-406, previously filed with this Registration Statement File No. 333-17637 dated December 11, 1996.

         1-A(5)(c)         Accelerated Death Benefit Rider, previously filed with this Registration Statement File
                           No. 333-17637 dated December 11, 1996.

         1-A(5)(d)         Name Change Endorsement (S.97-1), previously filed with this Registration Statement File
                           No. 333-17637 dated December 11, 1996.

         1-A(6)(a)         Restated Charter of Equitable, as amended January 1, 1997.

         1-A(6)(b)         By-Laws of Equitable, as amended November 21, 1996.

         1-A(7)            Inapplicable.

         1-A(8)            Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (formerly known as Equico Securities, Inc.), Equitable and Equitable Variable dated as of May 1,
                           1994, previously filed with this Registration Statement File No. 333-17637 dated
                           December 11, 1996.

         1-A(8)(i)         Schedule of Commissions, previously filed with this Registration Statement File No.
                           333-17637 dated December 11, 1996.

         1-A(9)(a)         Agreement and Plan of Merger of Equitable Variable
                           with and into Equitable dated September 19, 1996,
                           previously filed with this Registration Statement
                           File No. 333-17637 dated December 11, 1996.

         1-A(10)           Application, previously filed with this Registration Statement File No. 333-17637 dated
                           December 11, 1996.

Other Exhibits:

         2(a)              Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of
                           Equitable, previously filed with this Registration Statement File No. 333-17637 dated
                           December 11, 1996.

         2(b)(i)           Opinion and Consent of Joseph O. North, Jr., Vice President and Senior Actuary of
                           Equitable Variable, dated March 16, 1987, previously filed with this Registration
                           Statement File No. 333-17637 dated December 11, 1996.

         2(b)(ii)          Opinion and consent of Joseph O. North, Jr., Vice President and Senior Actuary of
                           Equitable Variable dated April 19, 1989, previously filed with this Registration Statement
                           File No. 333-17637 dated December 11, 1996.

         2(b)(iii)         Consent of Joseph O. North, Jr., Vice President and
                           Senior Actuary of Equitable Variable, dated December
                           9, 1996, relating to Exhibits 2(b)(i) and 2(b)(ii),
                           previously filed with this Registration Statement
                           File No. 333-17637 dated December 11, 1996.


         3                 Inapplicable.

         4                 Inapplicable.

         5                 Financial Data Schedule (See Exhibit 27 below).

         6(a)              Consent of Independent Public Accountant.


         7(a)              Powers of Attorney, previously filed with this Registration Statement File No. 333-17637 dated December 11, 1996.

         7(b)              Power of Attorney for Mary R. (Nina) Henderson.

         8                 Description of Equitable's Issuance, Transfer and Redemption Procedures for Policies
                           pursuant to Rule 6e-3f(T)(b)(12)(iii) under the Investment Company Act of 1940, previously filed with this Registration Statement File No. 333-17637 dated December 11,
                           1996.


         27                Financial Data Schedule.




                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City and State of New York on the 30th day of April, 1997.




                                            SEPARATE ACCOUNT FP OF THE EQUITABLE
                                            LIFE ASSURANCE SOCIETY
                                            OF THE UNITED STATES

                                                  By:      THE EQUITABLE LIFE
                                                           ASSURANCE SOCIETY OF
                                                           THE UNITED STATES,
                                                           DEPOSITOR



                                                By:  /s/ Samuel B. Shlesinger
                                                     ------------------------
                                                     (Samuel B. Shlesinger)
                                                     Senior Vice President




Attest:   /s/Linda Galasso
          ----------------------
          (Linda Galasso)
           Assistant  Secretary
           April 30, 1997

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the registration statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and it has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 30th day of April, 1997.


                                                  THE EQUITABLE LIFE
                                                  ASSURANCE SOCIETY OF THE
                                                  UNITED STATES


                                                  By: /s/ Samuel B. Shlesinger
                                                      ------------------------
                                                         (Samuel B. Shlesinger)
                                                         Senior Vice President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*   Joseph J. Melone               Chairman of the Board and
                                   Chief Executive Officer

*   James M. Benson                President

*   William T. McCaffrey           Senior Executive Vice President and Chief
                                   Operating Officer

*   Jerry M. de St. Paer           Executive Vice President

PRINCIPAL FINANCIAL OFFICER:

*   Stanley B. Tulin               Senior Executive Vice President
                                   and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:


/s/Alvin H. Fenichel               Senior Vice President and Controller
--------------------
    Alvin H. Fenichel
    April 30, 1997


* DIRECTORS:


Claude Bebear            Jean-Rene Foutou             Winthrop Knowlton
James M. Benson          Norman C. Francis            Arthur L. Liman
Christopher J. Brocksom  Donald J. Greene             George T. Lowy
Francoise Colloc'h       John T. Hartley              William T. McCaffrey
Henri de Castries        John H.F. Haskell, Jr.       Joseph J. Melone
Joseph L. Dionne         Mary R. (Nina) Henderson     Didier Pineau-Valencienne
William T. Esrey         W. Edwin Jarmain             George J. Sella, Jr.
                         G. Donald Johnston, Jr.      Dave H. Williams




*By:  /s/ Samuel B. Shlesinger
      ------------------------
        (Samuel B. Shlesinger)
        Attorney-in-Fact
        April 30, 1997


                                  EXHIBIT INDEX

EXHIBIT NO.                                                                                             TAG VALUE
----------                                                                                              ---------



1-A(6)(a)                  Restated Charter of Equitable, as amended January 1, 1997.                    EX-99.A6a CHARTER

1-A(6)(b)                  By-Laws of Equitable, as amended November 21, 1996.                           EX-99.A6b BYLAWS



6(a)                       Consent of Independent Public Accountant.                                     EX-99.6a CONSENT

7(b)                       Power of Attorney for Mary R. (Nina) Henderson.                               EX-99.7b POW ATTY

27                         Financial Data Schedule.                                                      EX-27
